UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5857

Columbia Funds Institutional Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	July 31, 2007

Date of reporting period:	July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

CMG CORE BOND FUND
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG HIGH YIELD FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2007

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performances

CMG Core Bond Fund	1

CMG Short Term Bond Fund	5

CMG Ultra Short Term Bond Fund	9

CMG High Yield Fund	13

Financial Statements

Financial Highlights	17

Schedules of Investments	21

Statements of Assets and Liabilities	62

Statements of Operations	63

Statements of Changes in Net Assets	64

Notes to Financial Statements	66

Report of Independent Registered Public Accounting Firm	78

Fund Governance	79

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Core Bond Fund returned 5.06%. The fund's return was less than the return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index,1 which returned 5.58%, but was higher than the average return of its peer group, the Lipper Corporate Debt Funds A Rated Classification,2 which was 4.83% over the same period. The fund benefited from owning bonds with intermediate maturities. However, its non-Treasury holdings underperformed same duration Treasuries late in the reporting period.

For the past twelve months, as a whole, fixed-income markets produced reasonable if unspectacular returns. The Federal Reserve Board kept the federal funds rate at 5.25% throughout the period, although there were some fluctuations in interest rates during the period. When there were signs of a slowing economy, rates declined for a period of time. At other times, there were some signs of potential inflationary pressures—notably tight labor markets and high energy prices—which created some upward pressure on long rates. On balance, Treasury rates ended the year down between 16 to 43 basis points. Non-Treasury markets showed weakness during the second half of the annual reporting period, when concerns about the housing sector showed up in the form of foreclosures and defaults on subprime and other risky mortgages.

Within this environment, we emphasized bonds with intermediate maturities, a strategy that aided relative performance. As a result, the fund's duration was slightly longer than the index on those occasions when interest rates went down, which also aided relative performance. The fund's relative performance also benefited from a decision to trim exposure to corporate bonds. Among the corporate bonds we retained for the fund, the best performance came from utilities, natural gas, media-cable and real estate investment trusts.

The main detraction to the fund's performance came from overweight positions outside the Treasury market. Investments in AAA rated commercial mortgage-backed securities, whose yields widened versus Treasuries, hurt relative performance, as did our overweight to 30-year mortgage pass-throughs. In several cases we added to these sectors as they weakened relative to Treasury securities. While this strategy has been successful over several market cycles, and we expect it to eventually add value, it

1 The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

hampered performance during this period, as many of these sectors continued to exhibit substandard relative performance.

We expect some of the volatility that has marked the last six months to continue going forward. We currently have a duration that is slightly longer than both the index and maintain the overweight to the non-Treasury sectors. As a result, we believe that the fund is positioned to benefit from a return to more stable fixed-income markets in the future.

We appreciate your continued confidence in CMG Core Bond Fund.

Portfolio Management

Leonard A. Aplet has managed or co-managed CMG Core Bond Fund since September 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Federal National Mortgage Association, 5.000% 05/01/2037	6.4
U.S. Treasury Bonds, 5.375% 02/15/2031	4.0
Federal National Mortgage Association, 6.500% 06/01/2037	3.3
Federal National Mortgage Association, 5.500% 06/01/2037	3.0
Federal National Mortgage Association, 5.250% 08/01/2012	2.3
U.S. Treasury Notes, 3.375% 10/15/2009	2.2
Federal National Mortgage Association, 5.500% 11/01/2036	2.1
Federal Home Loan Mortgage Corp., 5.500% 08/01/2035	1.9
Federal National Mortgage Association, 6.000% 07/01/2037	1.9
Federal National Mortgage Association, 6.500% 03/01/2037	1.9

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	5.06	3.93	5.46
Lehman Brothers U.S. Aggregate Bond Index		5.58	4.41	5.85

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	Life
CMG Core Bond Fund	09/01/00	5.99	3.97	5.45
Lehman Brothers U.S. Aggregate Bond Index		6.12	4.48	5.80

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.35%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, September 1, 2000 to July 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the fund's benchmark during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from September 1, 2000.

3

UNDERSTANDING YOUR EXPENSES – CMG Core Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,013.39	1,023.55	1.25	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half- year and divided by 365.

Had the investment advisor not reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

4

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Short Term Bond Fund returned 5.25% for the 12-month period ended July 31, 2007. The fund's performance was in line with its benchmark, the Merrill Lynch 1-3 Year U.S. Treasury Index,1 which returned 5.26% during the period. The fund outperformed the average return of its peer group, the Lipper Short Investment Grade Debt Funds Classification,2 which was 4.66%. The fund's increased emphasis on two to three year securities aided performance as bonds with those maturities performed better than either shorter or longer maturities.

Over the past 12 months, fixed-income markets produced solid if unspectacular returns. The Federal Reserve Board kept the federal funds rate at 5.25% throughout the period, although there were some fluctuations in interest rates during the period. When there were signs of a slowing economy, rates declined for a period of time. At other times, there were some signs of potential inflationary pressures—notably tight labor markets and high energy prices—which created some upward pressure on long rates. On balance, Treasury rates ended the year down between 16 to 43 basis points. Treasury markets were thrust into their traditional role as a safe haven during the first half of 2007, when weakness in the housing sector showed up in the form of foreclosures and defaults on subprime and other risky mortgages. The ensuing credit crunch caused prices to fall and yields to rise among non-Treasury securities.

Within this mixed environment, we emphasized bonds with average maturities of two to three years, a strategy which aided relative performance. Relative performance was also aided by our decision to reduce the fund's exposure to the home equity sector. The home equity sector significantly underperformed other areas of the market during the period. Among the corporate bonds we retained for the fund, the best performance came from utilities, wire-line communications and real estate investment trusts.

The main detraction to the fund's performance came from its overweight positions outside the Treasury Market. As the yield on AAA rated commercial mortgage backed securities and similar securities began to rise versus Treasury securities, we augmented the fund's holdings in those sectors. This asset-allocation strategy has been successful over several market cycles, and we expect it to eventually add value, but it hampered performance during this period, as many of these sectors continued to exhibit substandard relative performance. Among the fund's

1 The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

corporate holdings, the fund's exposure to financial companies was also costly, as the sector was especially hard-hit by investor fears concerning liquidity and credit quality.

We expect some of the volatility that has been demonstrated over the past six months to continue going forward. The fund is positioned neutrally to the duration of the benchmark index and we continue to overweight non-Treasury investments. Despite the recent underperformance of high quality non-Treasury assets, history suggests that as markets stabilize the yield advantage of these asset classes will narrow, leading to the possibility of positive excess returns.

We appreciate your continued confidence in the CMG Short Term Bond Fund.

Portfolio Management

Leonard A. Aplet has co-managed the CMG Short Term Bond Fund since February 1998 and has been with the advisor or its predecessors or affiliate organizations since 1987.

Ronald Stahl has co-managed the fund since November 2006 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Federal Home Loan Mortgage Corp, 6.625% 09/15/2009	3.0
JPMorgan Mortgage Trust, 6.055% 10/25/2036	2.4
Washington Mutual Mortgage Pass-Through Certificates, 5.901% 07/25/2037	2.1
Structured Adjustable Rate Mortgage Loan Trust, 5.821% 07/25/2036	2.0
U.S. Treasury Notes, 3.125% 10/15/2008	1.9
Triad Auto Receivable Owner's Trust, 4.220% 06/12/2012	1.6
Federal National Mortgage Association, 3.375% 12/15/2008	1.6
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.549% 06/12/2050	1.5
JPMorgan Chase Commercial Mortgage Securities Corp., 4.914% 07/12/2037	1.5
Federal Home Loan Mortgage Corp., 5.500% 02/15/2025	1.4

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

6

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	5.25	3.26	4.85
Merrill Lynch 1-3 Year U.S. Treasury Index		5.26	2.71	4.46

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	Life
CMG Short Term Bond Fund	02/02/98	5.55	3.25	4.84
Merrill Lynch 1-3 Year U.S. Treasury Index		5.07	2.77	4.40

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/ or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.33%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, February 2, 1998 to July 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-3 Year U.S. Treasury Index tracks the performance of sovereign debt publicly issued in the US domestic market with maturities of 1-3 years and a minimum amount outstanding of $1 billion. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from February 2, 1998.

7

UNDERSTANDING YOUR EXPENSES – CMG Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,025.19	1,023.55	1.26	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

8

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Ultra Short Term Bond Fund returned 4.62%. The fund underperformed its benchmark, the Citigroup One-Year U.S. Treasury Bill Index1 which returned 5.05%. The fund outperformed the 4.59% average return of its peer group, the Lipper Ultra-Short Obligations Funds Classification.2 We believe the fund's solid showing versus its peers was due to its exposure to corporate bonds, as well as asset-backed and mortgage-backed securities, which yielded more than comparable one-year Treasury bonds. The fund's slight underperformance relative to the index was the result of an emphasis on issues in the financials sector, which underperformed toward the end of the period.

During the past 12 months, short-term interest rates fluctuated in response to economic data releases and news from the Federal Reserve Board (the Fed) as investors tried to gauge the potential for inflationary pressures and the direction and timing of the Fed's next move with regard to the fed funds rate. The fund benefited from this environment by tactically adjusting its exposure to the front end of the short-term maturity spectrum through the purchase and sale of bonds with very short maturities. This allowed the fund to capture higher yields as short-term rates rose and to take gains after they came back down. The volatile interest rate environment allowed the fund to constantly modify its duration position throughout the period ending July 31, 2007. The fund took advantage of higher rates when they occurred by extending portfolio duration and then shortening duration during periods when interest rates declined.

During much of the period, short-term yields remained "inverted". In this environment, investors were paid less for accepting the risk of a longer maturity bond than for a shorter one, reflecting continued uncertainty about the near-term direction of interest rates and the economy. This hampered the fund's ability to increase exposure to the long end of the spectrum, as doing so would entail giving up too much yield. The fund's return was also dampened by its relatively low exposure to lower-rated BBB corporate bonds, as investors seeking income flocked to the sector and pushed prices for these bonds higher. The fund's significant exposure to corporate bonds backed by financial companies, including banks, detracted from returns when the sector underperformed during the last two months of the period. Concerns arising from potential losses by hedge funds run by Bear Stearns and fears that other firms may incur similar losses contributed to the underperformance.

1 The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with similar investment objectives as those of the fund. Lipper makes no adjustments for the effect of sales loads.

9

The market environment has changed substantially in the last few months with a significant decline in liquidity, an increased difference in yield between high and low quality bonds and rising market volatility. In the last three months of the period, exposure to asset-backed securities and collateralized mortgage obligations reduced the fund's return. Investors grew increasingly concerned about a weakening economy and repercussions from rising default rates in the subprime segment of the mortgage market. These concerns drove down prices of certain issues in the asset-backed and mortgage sectors. We believe high-quality, AAA-rated issues may continue to perform well in this unpredictable environment. While we continue to maintain a sizable weight in corporate bonds, reflecting a positive long-term outlook for corporate earnings, we plan to increase the fund's exposure to higher quality issues within that sector. We believe this defensive positioning will give the portfolio a more conservative structure, which may potentially help cushion the fund should market conditions deteriorate further.

We appreciate your continued confidence in the CMG Ultra Short Term Bond Fund.

Portfolio Management

Guy C. Holbrook has managed the fund since its inception in March 2004 and has been with the advisor or its predecessors or affiliate organizations since 1998.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Federal Home Loan Bank, 4.875% 05/14/2010	1.8
*Ottimo Funding Ltd., 7.320% 07/28/2010	1.4
Federal National Mortgage Association, 4.542% 07/01/2033	1.1
GS Auto Loan Trust, 5.380% 01/15/2014	1.1
AmeriCredit Automobile Receivables Trust, 5.420% 08/08/2011	1.1
Triad Auto Receivables Owner Trust, 5.260% 11/14/2011	1.1
*Axon Financial Funding Ltd., 5.960% 04/04/2017	1.1
Chase Issuance Trust, 3.220% 06/15/2010	1.1
Capital One Bank, 6.700% 05/15/2008	1.0
Federal National Mortgage Association, 4.149% 03/01/2034	1.0

*The fund's holdings in Ottimo Funding Ltd., 7.320%, 7/28/2010 and Axon Financial Fund Ltd., 5.960%, 4/4/2017, subsequently have declined significantly in value and are no longer in the fund's top ten holdings as of August 31, 2007.

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

10

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	4.62	2.99
Citigroup One-Year U.S. Treasury Bill Index		5.05	2.89

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Ultra Short Term Bond Fund	03/08/04	5.44	3.12
Citigroup One-Year U.S. Treasury Bill Index		5.11	2.82

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/ or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.32%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, March 8, 2004 to July 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Citigroup One-Year U.S. Treasury Bill Index consists of a single 1-year U.S. Treasury Bill whose return is tracked until its maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Index performance is from March 8, 2004.

11

UNDERSTANDING YOUR EXPENSES – CMG Ultra Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,024.89	1,023.55	1.26	1.25	0.25

Expenses paid during the period are equal to the annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

12

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, the CMG High Yield Fund returned 4.76%. It underperformed its benchmarks, the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index,1 which returned 5.88% and 5.93%, respectively. It also underperformed the average return of its peer group, the Lipper High Current Yields Classification,2 which was 6.21% for the period. The fund was held back by its conservative positioning at a time when investors favored riskier assets.

The economy continued to grow over the past 12 months, pushing corporate profits higher and default rates lower. This environment was favorable for the high-yield marketplace. Although high-yield bonds could not match the performance of the equity markets during the period, they were among the best-performing sectors of the fixed-income universe. The riskiest segment of the high-yield market did the best over this period, which hampered the fund's performance. However, we believe that the fund's more conservative positioning has the potential to cushion it against a more volatile environment going forward.

In particular, we gave up some performance by underweighting the fund's position in the auto industry. We do not believe that these companies, which have had difficulty keeping expenses down and continue to experience significant cash losses, meet the fund's investment requirements. However, the bonds of several leading automakers performed well early in the 12-month period. The fund's positions in Harrah's Operating Co., Inc. and Clear Channel Communications, Inc. (0.7% and 0.4% of net assets, respectively) also detracted from performance, as both companies became subject to leveraged buyouts whose structure favors stockholders over pre-buyout bondholders.

On the plus side, the fund owned chemical producers Lyondell Chemical Co. and Huntsman International LLC (1.3% and 0.9% of net assets, respectively), and both companies were the targets of recent buyouts whose terms suggested that existing bonds might be retired at a premium. The fund's holdings in Rogers Wireless, Inc. (0.4% of net assets) also boosted returns, as the company's strong operating performance led to the refinancing of some of its

1 The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. The JPMorgan Chase Developed BB High Yield Index is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

13

bonds. The fund also benefited from a decision to underweight the housing sector. Housing bonds experienced considerable weakness in 2007 following a wave of foreclosures stemming from defaults in subprime and other risky mortgages.

As weakness in the housing sector continued into the end of the period, the fund's conservative positioning began to prove beneficial. We believe that the recent volatility in the fixed-income markets will persist over the next several months, creating an environment that could potentially reward the higher quality sectors of the high-yield market.

We appreciate your continued confidence in CMG High Yield Fund.

Portfolio Management

Kevin L. Cronk has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since August 1999.

Thomas A. LaPointe has co-managed the fund since September 2005. He has been with the advisor or its predecessors or affiliate organizations since February 1999.

The fund's top ten issuers (as a percentage of net assets) as of July 31, 2007 were:

(%)
GMAC LLC	2.4
Qwest Corp.	2.1
HCA, Inc.	1.9
Allied Waste North America, Inc.	1.6
Chesapeake Energy Corp.	1.6
AES Corp.	1.6
Williams Companies, Inc.	1.5
Owens-Illinois, Inc.	1.5
Lyondell Chemical Co.	1.3
Edison Mission Energy	1.2

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

14

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	4.76	6.93	5.77
JPMorgan Chase Developed BB High Yield Index		5.93	8.95	7.24
Merrill Lynch Intermediate BB Index		5.88	8.66	5.76

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	10-year
CMG High Yield Fund	07/06/94	8.37	7.12	6.32
JPMorgan Chase Developed BB High Yield Index		9.58	8.81	7.79
Merrill Lynch Intermediate BB Index		9.40	8.22	6.24

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.44%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/2009.

Growth of a $3,000,000 investment, August 1, 1997 to July 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The JPMorgan Chase Developed BB High Yield Index is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. The Merrill Lynch Intermediate BB Index is a market-weighted index, consisting of BB cash pay bonds, which are US dollar denominated bonds issued in the US domestic market with maturities between 1 and 10 years. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

15

UNDERSTANDING YOUR EXPENSES – CMG High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	986.12	1,022.81	1.97	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor not reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

16

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,							Period Ended July 31,		Year Ended October 31,
	2007	2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$10.05	$10.42		$10.36		$10.38		$10.52		$10.83
Income from investment operations:
Net investment income (b)	0.52	0.48		0.42		0.37		0.31		0.56
Net realized and unrealized gain (loss) on investments and futures contracts	(0.02)	(0.33)		0.09		0.11		(0.12)		(0.15)
Total from investment operations	0.50	0.15		0.51		0.48		0.19		0.41
Less distributions declared to shareholders:
From net investment income	(0.52)	(0.51)		(0.45)		(0.41)		(0.33)		(0.58)
From net realized gains	-	(0.01)		-		(0.09)		-		(0.14)
Total distributions	(0.52)	(0.52)		(0.45)		(0.50)		(0.33)		(0.72)
Net asset value, end of period	$10.03	$10.05		$10.42		$10.36		$10.38		$10.52
Total return (c)(d)	5.06%	1.46%		4.98%		4.67%		1.76	%(e)	3.97%
Ratios/Supplemental data:
Net assets, end of period (000's)	$67,673	$56,181		$79,102		$32,810		$30,512		$27,412
Ratio of net expenses to average net assets	0.25%	0.25	%(f)	0.25	%(f)	0.35	%(f)	0.40	%(f)(g)	0.40	%(f)
Ratio of net investment income to average net assets	5.07%	4.65	%(f)	4.01	%(f)	3.54	%(f)	3.95	%(f)(g)	5.34	%(f)
Reimbursement	0.13%	0.10%		0.06%		0.25%		0.29	%(g)	0.16%
Portfolio turnover rate	95%	109%		130%		231%		181	%(e)	147%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.
17

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,							Period Ended July 31,		Year Ended October 31,
	2007	2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$11.59	$11.79		$11.95		$12.01		$12.15		$12.41
Income from investment operations:
Net investment income (b)	0.57	0.50		0.40		0.35		0.34		0.59
Net realized and unrealized gain (loss) on investments, foreign currency transactions and futures contracts	0.03	(0.14)		(0.11)		(0.03)		(0.11)		(0.22)
Total from investment operations	0.60	0.36		0.29		0.32		0.23		0.37
Less distributions declared to shareholders:
From net investment income	(0.61)	(0.56)		(0.45)		(0.38)		(0.37)		(0.63)
Net asset value, end of period	$11.58	$11.59		$11.79		$11.95		$12.01		$12.15
Total return (c)(d)	5.25%	3.15%		2.47%		2.72%		1.91	%(e)	3.12%
Ratios/Supplemental data:
Net assets, end of period (000's)	$138,432	$83,984		$95,842		$119,125		$113,193		$140,757
Ratio of net expenses to average net assets	0.25%	0.25	%(f)	0.25	%(f)	0.25	%(f)	0.25	%(f)(g)	0.25	%(f)
Ratio of interest expense to average net assets	-	-		-		-		-	%(g)(h)	-
Ratio of net investment income to average net assets	4.87%	4.31	%(f)	3.38	%(f)	2.91	%(f)	3.79	%(f)(g)	4.73	%(f)
Reimbursement	0.07%	0.08%		0.04%		0.10%		0.08	%(g)	0.05%
Portfolio turnover rate	67%	128%		51%		79%		93	%(e)	132%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.
18

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,
	2007		2006		2005		2004 (a)
Net asset value, beginning of period	$9.62		$9.67		$9.88		$10.00
Income from investment operations:
Net investment income (b)	0.47		0.38		0.24		0.07
Net realized and unrealized loss on investments	(0.03)		(0.02)		(0.06)		(0.08)
Total from investment operations	0.44		0.36		0.18		(0.01)
Less distributions declared to shareholders:
From net investment income	(0.47)		(0.41)		(0.36)		(0.11)
Return of capital	-		-	(c)	(0.03)		-
Total distributions	(0.47)		(0.41)		(0.39)		(0.11)
Net asset value, end of period	$9.59		$9.62		$9.67		$9.88
Total return (d)(e)	4.62	%(f)	3.84%		1.83%		(0.08	)%(g)
Ratios/Supplemental data:
Net assets, end of period (000's)	$152,793		$89,863		$81,575		$67,235
Ratio of net expenses to average net assets	0.25%		0.25	%(h)	0.25	%(h)	0.25	%(h)(i)
Ratio of net investment income to average net assets	4.88%		3.93	%(h)	2.44	%(h)	1.69	%(h)(i)
Reimbursement	0.06%		0.07%		0.05%		0.22	%(i)
Portfolio turnover rate	108%		48%		75%		12	%(g)

(a)  The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment adviser for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.
19

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,								Period Ended July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$7.66		$8.08		$8.00		$7.90		$7.55		$8.14
Income from investment operations:
Net investment income (b)	0.53		0.50		0.51		0.53		0.43		0.64
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.16)		(0.38)		0.11		0.14		0.37		(0.58)
Total from investment operations	0.37		0.12		0.62		0.67		0.80		0.06
Less distributions declared to shareholders:
From net investment income	(0.55)		(0.54)		(0.54)		(0.57)		(0.45)		(0.65)
Net asset value, end of period	$7.48		$7.66		$8.08		$8.00		$7.90		$7.55
Total return (c)	4.76	%(d)	1.47	%(d)	7.98	%(d)	8.60	%(d)	10.67	%(d)(e)	0.60%
Ratios/Supplemental data:
Net assets, end of period (000's)	$62,173		$96,120		$269,243		$382,157		$429,042		$286,228
Ratio of net expenses to average net assets	0.40%		0.40	%(f)	0.40	%(f)	0.40	%(f)	0.42	%(f)(g)	0.42	%(f)
Ratio of net investment income to average net assets	6.70%		6.38	%(f)	6.26	%(f)	6.64	%(f)	7.32	%(f)(g)	7.98	%(f)
Reimbursement	0.09%		0.04%		0.02%		0.02%		0.01	%(g)	-
Portfolio turnover rate	57%		30%		39%		47%		47	%(e)	62%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from custody credits had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.
20

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Par	Value
Mortgage-Backed Securities (33.9%)
Federal Home Loan Mortgage Corp.
4.000% 11/01/20	$242,610	$225,375
5.000% 11/01/21	361,005	350,406
5.500% 11/01/17	86,698	86,024
5.500% 03/01/18	68,786	68,251
5.500% 07/01/21	133,338	131,701
5.500% 08/01/21	541,996	535,343
5.500% 11/01/21	290,417	286,852
5.500% 08/01/35	1,360,734	1,318,144
5.500% 06/01/37	781,253	754,745
6.000% 05/01/17	128,424	129,356
Federal National Mortgage Association
5.000% 05/01/37	4,647,500	4,362,686
5.500% 11/01/21	702,000	693,399
5.500% 04/01/36	158,237	152,904
5.500% 11/01/36	1,469,650	1,420,120
5.500% 04/01/37	793,125	765,966
5.500% 06/01/37	2,116,380	2,043,910
6.000% 07/01/35	166,363	165,146
6.000% 05/01/36	532,191	527,664
6.000% 09/01/36	1,061,146	1,052,120
6.000% 10/01/36	344,758	341,826
6.000% 11/01/36	455,531	451,657
6.000% 03/01/37	74,801	74,119
6.000% 06/01/37	844,701	837,006
6.000% 07/01/37	1,287,577	1,275,848
6.000% 08/01/37	903,904	895,430
6.500% 02/01/13	11,931	12,198
6.500% 08/01/34	68,052	69,057
6.500% 03/01/37	1,247,098	1,259,734
6.500% 06/01/37	2,220,000	2,242,495
7.000% 07/01/32	20,638	21,388
TBA,
6.000% 08/01/37 (a)	336,000	332,850
Government National Mortgage Association
7.000% 01/15/32	7,705	8,047
7.000% 03/15/32	28,939	30,225
7.000% 06/15/32	4,060	4,241
Total Mortgage-Backed Securities (Cost of $23,205,118)		22,926,233
Corporate Fixed-Income Bonds & Notes (23.0%)
Basic Materials (0.4%)
Chemicals (0.0%)
E.I. Dupont De Nemours & Co.
3.375% 11/15/07	5,000	4,969

See Accompanying Notes to Financial Statements.
21

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Forest Products & Paper (0.2%)
Weyerhaeuser Co.
7.375% 03/15/32 (b)	$125,000	$123,432
Metals & Mining (0.2%)
Vale Overseas Ltd.
6.250% 01/23/17	150,000	148,479
		276,880
Communications (3.3%)
Media (0.9%)
Comcast Corp.
7.050% 03/15/33	250,000	255,180
News America, Inc.
6.550% 03/15/33	175,000	170,044
Time Warner Cable, Inc.
6.550% 05/01/37 (c)	225,000	214,910
		640,134
Telecommunication Services (2.4%)
AT&T, Inc.
4.125% 09/15/09	200,000	195,098
New Cingular Wireless Services, Inc.
8.750% 03/01/31	250,000	309,394
Sprint Capital Corp.
6.875% 11/15/28	200,000	187,262
Telecom Italia Capital SA
7.200% 07/18/36	250,000	253,784
Telefonica Emisones SAU
5.984% 06/20/11 (b)	225,000	226,078
Verizon Global Funding Corp.
7.750% 12/01/30	250,000	276,109
Vodafone Group PLC
5.000% 12/16/13	188,000	177,452
		1,625,177
		2,265,311
Consumer Cyclical (1.1%)
Home Builders (0.3%)
D.R. Horton, Inc.
5.625% 09/15/14	225,000	200,227
Retail (0.8%)
Home Depot, Inc.
5.875% 12/16/36	150,000	130,238
Macy's Retail Holdings, Inc.
5.900% 12/01/16	175,000	169,264
Wal-Mart Stores, Inc.
4.125% 07/01/10	225,000	218,652
		518,154
		718,381

See Accompanying Notes to Financial Statements.
22

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Consumer Non-Cyclical (1.6%)
Beverages (0.4%)
Anheuser-Busch Companies, Inc.
5.950% 01/15/33 (b)	$12,000	$11,311
Coca-Cola Co.
5.750% 03/15/11 (b)	4,000	4,077
Diageo Capital PLC
3.375% 03/20/08 (b)	175,000	172,665
3.500% 11/19/07	110,000	109,323
PepsiCo, Inc.
5.750% 01/15/08 (b)	6,000	6,008
		303,384
Cosmetics/Personal Care (0.1%)
Gillette Co.
2.500% 06/01/08	85,000	83,034
Food (0.5%)
ConAgra Foods, Inc.
6.750% 09/15/11 (b)	150,000	155,583
Kroger Co.
6.200% 06/15/12	185,000	188,240
		343,823
Healthcare Products (0.0%)
Johnson & Johnson
6.625% 09/01/09	7,000	7,229
Healthcare Services (0.3%)
UnitedHealth Group, Inc.
3.375% 08/15/07	200,000	199,855
Household Products/Wares (0.3%)
Fortune Brands, Inc.
5.375% 01/15/16	175,000	166,159
Kimberly-Clark Corp.
5.625% 02/15/12 (b)	7,000	7,065
		173,224
		1,110,549
Energy (1.8%)
Oil & Gas (1.3%)
Canadian Natural Resources Ltd.
5.700% 05/15/17	175,000	169,456
ChevronTexaco Capital Co.
3.500% 09/17/07	211,000	210,549
Nexen, Inc.
5.875% 03/10/35	150,000	135,624
Talisman Energy, Inc.
6.250% 02/01/38 (b)	190,000	178,808

See Accompanying Notes to Financial Statements.
23

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Oil & Gas (continued)
Valero Energy Corp.
6.875% 04/15/12	$200,000	$208,781
		903,218
Pipelines (0.5%)
Energy Transfer Partners LP
6.625% 10/15/36 (b)	150,000	141,604
TransCanada Pipelines Ltd.
6.350% 05/15/67 (d)	190,000	177,835
		319,439
		1,222,657
Financials (11.8%)
Banks (3.6%)
Bank of New York Co., Inc.
3.900% 09/01/07 (b)	12,000	11,986
Bank One Corp.
6.000% 08/01/08	27,000	27,133
Barclays Bank PLC
7.400% 12/15/09	3,000	3,153
Capital One Financial Corp.
5.500% 06/01/15 (b)	275,000	261,134
Marshall & Ilsley Corp.
4.375% 08/01/09	325,000	318,826
National City Bank
4.625% 05/01/13	18,000	17,146
PNC Funding Corp.
5.625% 02/01/17	310,000	302,440
SunTrust Banks, Inc.
6.375% 04/01/11	3,000	3,090
SunTrust Preferred Capital I
5.853% 12/15/11 (d)	240,000	235,931
USB Capital IX
6.189% 04/15/49 (d)	275,000	271,772
Wachovia Corp.
4.875% 02/15/14	525,000	496,209
Wells Fargo & Co.
3.500% 04/04/08	120,000	118,384
5.125% 09/01/12 (b)	400,000	394,669
		2,461,873
Diversified Financial Services (6.4%)
AGFC Capital Trust I
6.000% 01/15/67 (c)	185,000	174,501
American Express Co.
3.750% 11/20/07	5,000	4,974
4.750% 06/17/09	8,000	7,941
American Express Credit Corp.
3.000% 05/16/08	300,000	294,505

See Accompanying Notes to Financial Statements.
24

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (continued)
American General Finance Corp.
2.750% 06/15/08 (b)	$5,000	$4,900
Associates Corp. of North America
6.950% 11/01/18	11,000	11,798
CIT Group, Inc.
3.375% 04/01/09	23,000	22,167
6.100% 03/15/67 (d)	75,000	64,545
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	6,000	6,033
Citigroup, Inc.
5.000% 09/15/14	555,000	527,202
Countrywide Financial Corp.
5.800% 06/07/12	175,000	168,249
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	500,000	494,073
General Electric Capital Corp.
5.000% 01/08/16 (b)	525,000	499,291
6.750% 03/15/32 (b)	27,000	29,401
Goldman Sachs Group, Inc.
4.125% 01/15/08	4,000	3,975
6.345% 02/15/34 (b)	300,000	274,095
HSBC Finance Corp.
5.000% 06/30/15	475,000	440,504
International Lease Finance Corp.
4.500% 05/01/08	4,000	3,966
JPMorgan Chase Capital XVIII
6.950% 08/17/36	275,000	263,574
Lehman Brothers Holdings, Inc.
4.000% 01/22/08	27,000	26,780
Merrill Lynch & Co., Inc.
3.700% 04/21/08	8,000	7,888
4.125% 01/15/09	300,000	294,308
6.000% 02/17/09	12,000	12,094
Morgan Stanley
4.750% 04/01/14	425,000	398,495
Residential Capital LLC
6.500% 04/17/13	145,000	130,120
SLM Corp.
5.375% 05/15/14	150,000	128,797
		4,294,176
Insurance (0.9%)
AMBAC Financial Group, Inc.
6.150% 02/15/37 (d)	90,000	73,157
American International Group, Inc.
2.875% 05/15/08	250,000	245,014
Hartford Financial Services Group, Inc.
4.700% 09/01/07	100,000	99,930

See Accompanying Notes to Financial Statements.
25

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Insurance (continued)
John Hancock Financial Services, Inc.
5.625% 12/01/08	$15,000	$15,067
Metlife, Inc.
5.375% 12/15/12 (b)	20,000	19,908
6.400% 12/15/36	150,000	134,138
		587,214
Real Estate Investment Trusts (REITs) (0.5%)
Health Care Property Investors, Inc.
6.450% 06/25/12	150,000	153,157
Simon Property Group LP
5.750% 12/01/15	175,000	172,598
		325,755
Savings & Loans (0.4%)
Washington Mutual, Inc.
4.200% 01/15/10	300,000	291,762
		7,960,780
Industrials (1.0%)
Aerospace & Defense (0.4%)
Boeing Co.
5.125% 02/15/13	1,000	992
United Technologies Corp.
7.125% 11/15/10	250,000	264,921
		265,913
Machinery (0.3%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	200,000	195,700
Transportation (0.3%)
Union Pacific Corp.
3.875% 02/15/09	185,000	181,134
		642,747
Utilities (2.0%)
Electric (1.6%)
Commonwealth Edison Co.
3.700% 02/01/08 (b)	11,000	10,901
5.950% 08/15/16	200,000	197,880
Indiana Michigan Power Co.
5.650% 12/01/15	205,000	200,672
National Rural Utilities Cooperative Finance Corp.
3.250% 10/01/07	6,000	5,978
Pacific Gas & Electric Co.
5.800% 03/01/37	240,000	224,710
Progress Energy, Inc.
7.750% 03/01/31	200,000	230,573
Public Service Electric & Gas Co.
4.000% 11/01/08	5,000	4,910
Southern California Edison Co.
5.000% 01/15/14	200,000	192,588
		1,068,212

See Accompanying Notes to Financial Statements.
26

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Gas (0.4%)
Atmos Energy Corp.
6.350% 06/15/17	$175,000	$177,880
Sempra Energy
4.750% 05/15/09	100,000	99,047
		276,927
		1,345,139
Total Corporate Fixed-Income Bonds & Notes (Cost of $15,984,087)		15,542,444
Government & Agency Obligations (14.5%)
Foreign Government Obligations (1.4%)
Hellenic Republic of Greece
6.950% 03/04/08	13,000	13,139
Province of Ontario
3.500% 09/17/07 (b)	350,000	349,125
Province of Quebec
5.000% 07/17/09	350,000	349,779
United Mexican States
7.500% 04/08/33	205,000	235,442
		947,485
U.S. Government Agencies (6.2%)
Federal Home Loan Bank
5.500% 08/13/14 (b)	850,000	862,764
Federal Home Loan Mortgage Corp.
4.875% 11/15/13 (b)	130,000	127,668
5.500% 08/23/17 (b)	725,000	731,033
6.625% 09/15/09	275,000	284,165
Federal National Mortgage Association
3.375% 12/15/08 (b)	610,000	597,504
4.625% 10/15/14 (b)	34,000	32,785
5.250% 08/01/12	1,525,000	1,524,988
		4,160,907
U.S. Government Obligations (6.9%)
U.S. Treasury Bonds
5.375% 02/15/31 (b)	2,570,000	2,713,157
U.S. Treasury Notes
3.375% 10/15/09 (b)	1,500,000	1,463,203
3.875% 02/15/13 (b)	530,000	511,119
		4,687,479
Total Government & Agency Obligations (Cost of $9,642,931)		9,795,871

See Accompanying Notes to Financial Statements.
27

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (12.8%)
Agency (3.3%)
Federal Home Loan Mortgage Corp.
3.750% 12/15/11	$57,934	$56,295
4.000% 09/15/15	510,000	498,131
4.500% 10/15/18	297,304	292,903
6.500% 10/15/23	100,000	102,756
Government National Mortgage Association
4.430% 04/16/34	90,000	86,905
4.500% 04/16/28	1,000,000	982,014
4.807% 08/16/32	90,000	87,572
4.954% 05/16/31	100,000	94,554
		2,201,130
Non-Agency (9.5%)
Bear Stearns Adjustable Rate Mortgage Trust
5.493% 02/25/47 (d)	1,087,309	1,088,512
Bear Stearns Asset Backed Securities, Inc.
5.000% 01/25/34 (d)	227,805	224,610
Countrywide Alternative Loan Trust
5.250% 03/25/35	706,018	694,658
5.250% 08/25/35	567,233	563,726
5.500% 10/25/35	638,740	633,151
Countrywide Home Loan Mortgage Pass Through Trust
4.591% 12/19/33 (d)	223,640	217,181
Structured Asset Securities Corp.
5.500% 07/25/33	899,482	862,776
WaMu Mortgage Pass-Through Certificates
5.720% 02/25/37 (d)	1,072,642	1,075,848
Washington Mutual Mortgage Securities Corp.
5.500% 10/25/35	1,105,020	1,099,967
		6,460,429
Total Collateralized Mortgage Obligations (Cost of $8,817,475)		8,661,559
Commercial Mortgage-Backed Securities (9.6%)
Bear Stearns Commercial Mortgage Securities
4.680% 08/13/39 (d)	30,000	28,530
5.624% 03/11/39 (d)	730,000	712,201
CS First Boston Mortgage Securities Corp.
4.512% 07/15/37	500,000	487,834
Greenwich Capital Commercial Funding Corp.
5.479% 04/10/37 (d)	100,000	95,888
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	1,040,000	965,676
5.447% 06/12/47	539,000	524,255
5.992% 06/15/49 (d)	600,000	605,574
LB-UBS Commercial Mortgage Trust
5.103% 11/15/30	600,000	594,055

See Accompanying Notes to Financial Statements.
28

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Commercial Mortgage-Backed Securities (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.903% 06/12/50 (d)	$1,100,000	$1,081,582
Merrill Lynch Mortgage Trust
5.417% 11/12/37 (d)	720,000	694,181
Morgan Stanley Capital I
4.970% 12/15/41	71,000	68,189
5.370% 12/15/43	630,000	600,594
Nationslink Funding Corp.
6.888% 11/10/30	26,486	26,476
Total Commercial Mortgage-Backed Securities (Cost of $6,650,418)		6,485,035
Asset-Backed Securities (2.1%)
ABFS Mortgage Loan Trust
4.428% 12/15/33	24,987	24,788
AmeriCredit Automobile Receivables Trust
4.870% 12/06/10	182,585	182,141
BMW Vehicle Owner Trust
3.320% 02/25/09	25,457	25,410
Capital One Multi-Asset Execution Trust
4.050% 03/15/13	250,000	243,381
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	310,000	310,675
Ford Credit Auto Owner Trust
3.540% 11/15/08	85,691	85,309
Honda Auto Receivables Owner Trust
3.060% 10/21/09	40,271	40,088
IMC Home Equity Loan Trust
7.310% 11/20/28	52,829	52,651
7.520% 08/20/28	34,563	34,456
Onyx Acceptance Grantor Trust
3.890% 02/15/11	432,094	428,279
Wilshire Mortgage Loan Trust
7.255% 05/25/28 (d)	30,474	30,355
Total Asset-Backed Securities (Cost of $1,457,897)		1,457,533

See Accompanying Notes to Financial Statements.
29

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Securities Lending Collateral (12.6%)
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 5.271%)	8,525,813	$8,525,813
Total Securities Lending Collateral (Cost of $8,525,813)		8,525,813
	Par
Short-Term Obligation (5.3%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due on 08/01/07, at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $3,684,188(repurchase proceeds $3,610,504)	$3,610,000	3,610,000
Total Short-Term Obligation (Cost of $3,610,000)		3,610,000
Total Investments (113.8%) (Cost of $77,893,739) (f)		77,004,488
Other Assets & Liabilities, Net (-13.8%)		(9,331,171)
Net Assets (100.0%)		$67,673,317

Notes to Schedule of Investments:

(a)  Security purchased on a delayed delivery basis.

(b)  All or a portion of this security was on loan at July 31, 2007. The total market value of securities on loan at July 31, 2007, is $8,364,669.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, these securities, which are not illiquid, amounted to $389,411, which represents 0.6% of net assets.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2007.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  Cost for federal income tax purposes is $77,937,201.

See Accompanying Notes to Financial Statements.
30

CMG CORE BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Mortgage-Backed Securities	33.9
Corporate Fixed-Income Bonds & Notes	23.0
Government & Agency Obligations	14.5
Collateralized Mortgage Obligations	12.8
Commercial Mortgage-Backed Securities	9.6
Asset-Backed Securities	2.1
95.9
Securities Lending Collateral	12.6
Short-Term Obligation	5.3
Other Assets & Liabilities, Net	(13.8)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.
31

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Par	Value
Corporate Fixed-Income Bonds & Notes (32.0%)
Communications (3.0%)
Media (0.7%)
Comcast Corp.
5.850% 01/15/10	$375,000	$378,076
Jones Intercable, Inc.
7.625% 04/15/08 (a)	110,000	111,330
Time Warner Entertainment Co. LP
7.250% 09/01/08	425,000	433,130
		922,536
Telecommunication Services (2.3%)
AT&T, Inc.
4.125% 09/15/09	700,000	682,842
Deutsche Telekom International Finance BV
3.875% 07/22/08	600,000	591,389
Sprint Capital Corp.
6.375% 05/01/09	470,000	475,510
Telecom Italia Capital SA
4.000% 01/15/10	400,000	385,562
Verizon Global Funding Corp.
4.000% 01/15/08	575,000	571,403
Vodafone Group PLC
7.750% 02/15/10	500,000	525,096
		3,231,802
		4,154,338
Consumer Cyclical (1.7%)
Auto Manufacturers (0.1%)
DaimlerChrysler NA Holding Corp.
4.750% 01/15/08	200,000	199,142
Home Builders (0.2%)
DR Horton, Inc.
4.875% 01/15/10	275,000	260,385
Retail (1.4%)
Target Corp.
3.375% 03/01/08 (a)	500,000	493,829
Wal-Mart Stores, Inc.
6.875% 08/10/09	1,350,000	1,397,492
		1,891,321
		2,350,848
Consumer Non-Cyclical (2.1%)
Beverages (1.0%)
Coca-Cola Enterprises, Inc.
5.750% 11/01/08	725,000	727,664
Diageo Capital PLC
3.375% 03/20/08	700,000	690,661
		1,418,325

See Accompanying Notes to Financial Statements.

32

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Food (0.6%)
ConAgra Foods, Inc.
7.875% 09/15/10	$525,000	$560,024
Fred Meyer, Inc.
7.450% 03/01/08	275,000	277,929
		837,953
Healthcare Services (0.5%)
UnitedHealth Group, Inc.
3.375% 08/15/07	350,000	349,746
WellPoint, Inc.
3.500% 09/01/07	300,000	299,478
		649,224
		2,905,502
Energy (0.8%)
Oil & Gas (0.5%)
ChevronTexaco Capital Co.
3.500% 09/17/07 (a)	725,000	723,450
Pipelines (0.3%)
TransCanada Pipelines Ltd.
6.125% 02/19/10	350,000	356,811
		1,080,261
Financials (19.6%)
Banks (6.0%)
Barclays Bank PLC
7.400% 12/15/09	500,000	525,601
Fifth Third Bank
4.200% 02/23/10	1,050,000	1,025,123
Marshall & Ilsley Corp.
4.375% 08/01/09	1,090,000	1,069,293
Mellon Funding Corp.
3.250% 04/01/09	500,000	483,742
PNC Funding Corp.
4.500% 03/10/10 (a)	900,000	881,945
Regions Financial Corp.
4.500% 08/08/08	790,000	781,594
SunTrust Banks, Inc.
4.250% 10/15/09	925,000	909,009
U.S. Bancorp
3.125% 03/15/08	1,250,000	1,231,563
Wells Fargo & Co.
3.120% 08/15/08	810,000	787,876
4.000% 08/15/08	600,000	590,401
		8,286,147

See Accompanying Notes to Financial Statements.

33

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Diversified Financial Services (9.6%)
American Express Centurion Bank
4.375% 07/30/09	$1,350,000	$1,332,424
Bear Stearns Co., Inc.
4.550% 06/23/10	650,000	626,310
Capital One Bank
5.750% 09/15/10	625,000	627,388
CIT Group, Inc.
5.500% 11/30/07	700,000	699,318
Citigroup, Inc.
4.250% 07/29/09	1,300,000	1,280,301
Countrywide Home Loans, Inc.
4.125% 09/15/09	600,000	577,830
Credit Suisse First Boston USA, Inc.
4.625% 01/15/08	1,225,000	1,220,869
General Electric Capital Corp.
4.250% 01/15/08	1,350,000	1,343,407
Goldman Sachs Group, Inc.
4.500% 06/15/10	800,000	781,223
HSBC Finance Corp.
6.400% 06/17/08	1,375,000	1,386,685
JPMorgan Chase & Co.
3.800% 10/02/09 (a)	1,050,000	1,020,376
Lehman Brothers Holdings, Inc.
3.950% 11/10/09	700,000	680,914
Merrill Lynch & Co., Inc.
4.125% 01/15/09	675,000	662,193
Morgan Stanley
3.875% 01/15/09	775,000	757,921
SLM Corp.
4.000% 01/15/09	400,000	386,825
		13,383,984
Insurance (2.1%)
Allstate Corp.
7.200% 12/01/09	1,050,000	1,094,848
American International Group, Inc.
2.875% 05/15/08	1,200,000	1,176,066
Genworth Financial, Inc.
4.750% 06/15/09	600,000	594,879
		2,865,793
Real Estate Investment Trusts (REITs) (0.4%)
Simon Property Group LP
4.875% 03/18/10	600,000	591,411
Savings & Loans (1.5%)
Washington Mutual, Inc.
4.000% 01/15/09	625,000	612,152
Western Financial Bank
9.625% 05/15/12	1,325,000	1,418,859
		2,031,011
		27,158,346

See Accompanying Notes to Financial Statements.

34

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Industrials (2.6%)
Aerospace & Defense (1.1%)
Boeing Capital Corp.
7.375% 09/27/10(a)	$500,000	$532,622
United Technologies Corp.
6.500% 06/01/09	970,000	990,910
		1,523,532
Machinery (1.0%)
Caterpillar Financial Services Corp.
4.300% 06/01/10	725,000	709,413
John Deere Capital Corp.
4.875% 03/16/09	700,000	695,641
		1,405,054
Miscellaneous Manufacturing (0.2%)
3M Co.
5.125% 11/06/09	225,000	225,554
Transportation (0.3%)
Union Pacific Corp.
3.875% 02/15/09	415,000	406,328
		3,560,468
Technology (0.5%)
Computers (0.5%)
International Business Machines Corp.
3.800% 02/01/08	725,000	719,449
Utilities (1.7%)
Electric (1.4%)
American Electric Power Co., Inc.
5.375% 03/15/10	500,000	499,715
Commonwealth Edison Co.
3.700% 02/01/08 (a)	350,000	346,860
Dominion Resources, Inc.
5.687% 05/15/08 (b)	400,000	400,526
National Rural Utilities Cooperative Finance Corp.
5.750% 08/28/09	675,000	679,375
		1,926,476
Gas (0.3%)
Sempra Energy
4.750% 05/15/09	484,000	479,385
		2,405,861
Total Corporate Fixed-Income Bonds & Notes (Cost of $44,429,204)		44,335,073

See Accompanying Notes to Financial Statements.

35

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (26.8%)
Agency (8.7%)
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	$523,487	$512,611
4.500% 02/15/15	982,022	969,329
5.000% 05/15/26	214,621	213,271
5.500% 02/15/25	2,001,430	2,004,524
5.500% 12/15/26	804,976	805,470
6.000% 06/15/25	1,182,807	1,193,398
6.000% 05/15/27	1,326,826	1,340,383
Federal National Mortgage Association
5.500% 07/25/25	1,783,155	1,782,592
6.000% 06/25/27	1,326,526	1,337,092
Government National Mortgage Association
5.000% 06/20/28	1,940,000	1,922,427
		12,081,097
Non-Agency (18.1%)
Bear Stearns Adjustable Rate Mortgage Trust
3.519% 06/25/34 (b)	1,000,000	984,169
Bear Stearns Asset Backed Securities Trust
5.000% 01/25/34	739,975	729,596
Chase Mortgage Finance Corp.
5.686% 03/25/37 (b)	1,228,765	1,225,382
Countrywide Alternative Loan Trust
5.250% 08/25/35	850,850	845,588
5.500% 02/25/36	2,205,242	2,176,580
Countrywide Home Loan Mortgage Pass Through Trust
5.358% 05/25/37 (b)	886,449	883,859
5.508% 01/25/36 (b)	1,278,900	1,273,605
6.000% 12/25/36	563,000	565,043
JPMorgan Mortgage Trust
5.755% 04/25/36 (b)	1,548,965	1,547,701
6.055% 10/25/36 (b)	3,255,983	3,260,477
MASTR Asset Securitization Trust
5.750% 05/25/36	1,483,132	1,482,411
PNC Mortgage Securities Corp.
0.000% 04/28/27 (b)	5,559	5,003
Residential Accredit Loans, Inc.
5.750% 01/25/36	291,885	291,596
SACO I, Inc.
7.000% 08/25/36 (c)	98,540	97,549
Structured Adjustable Rate Mortgage Loan Trust
5.821% 07/25/36 (b)	2,822,605	2,821,375
Structured Asset Securities Corp.
5.750% 04/25/33	617,602	614,663
Washington Mutual Mortgage Pass-Through Certificates
5.649% 11/25/36 (b)	1,295,788	1,292,496
5.901% 07/25/37 (b)	2,936,888	2,938,376

See Accompanying Notes to Financial Statements.

36

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (continued)
Wells Fargo Mortgage Backed Securities Trust
5.240% 04/25/36 (b)	$575,842	$572,893
6.000% 07/25/37	1,366,978	1,369,878
		24,978,240
Total Collateralized Mortgage Obligations (Cost of $37,113,433)		37,059,337
Asset-Backed Securities (12.0%)
AmeriCredit Automobile Receivables Trust
4.050% 02/06/10	172,142	171,316
Americredit Prime Automobile Receivable
5.270% 11/08/11	1,000,000	1,002,289
Capital Auto Receivables Asset Trust
3.580% 01/15/09	1,607,797	1,600,620
Cityscape Home Equity Loan Trust
7.410% 05/25/28	63,597	63,340
CPS Auto Trust
5.040% 09/15/11 (c)	400,000	398,687
Daimler Chrysler Auto Trust
4.980% 02/08/11	1,200,000	1,197,194
Franklin Auto Trust
5.040% 01/20/11	1,000,000	997,741
Harley-Davidson Motorcycle Trust
2.760% 05/15/11	535,708	532,016
Home Equity Mortgage Trust
5.472% 09/25/36 (b)	1,121,046	1,120,866
Hyundai Auto Receivables Trust
5.110% 04/15/11	770,000	769,967
IMC Home Equity Loan Trust
7.500% 04/25/26	220,695	220,057
7.520% 08/20/28	82,420	82,164
Long Beach Auto Receivables Trust
4.050% 04/15/11	1,700,000	1,686,421
Navistar Financial Corp. Owner Trust
3.250% 10/15/10	765,968	759,428
Nissan Auto Lease Trust
5.320% 05/17/10	1,000,000	1,000,781
Pinnacle Capital Asset Trust
5.770% 05/25/10 (c)	870,000	869,502
Triad Auto Receivables Owner Trust
4.220% 06/12/12	2,300,000	2,269,396
UCFC Home Equity Loan
6.315% 04/15/30	294,833	294,101
Wachovia Auto Loan Owner Trust
5.080% 04/20/12 (c)	1,000,000	998,489
WFS Financial Owner Trust
2.810% 08/22/11	513,483	509,262
Total Asset-Backed Securities (Cost of $16,503,624)		16,543,637

See Accompanying Notes to Financial Statements.

37

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Mortgage-Backed Securities (10.6%)
Federal Home Loan Mortgage Corp.
4.000% 05/01/11	$1,313,389	$1,274,214
4.500% 11/01/07	322,575	320,700
4.500% 03/01/21	1,584,454	1,510,158
5.000% 06/01/22	1,016,485	985,224
5.500% 01/01/21	401,659	397,118
5.500% 07/01/21	108,613	107,280
5.500% 08/01/21	1,245,455	1,230,168
5.500% 09/01/21	919,412	908,127
5.500% 01/01/22	943,823	932,199
5.500% 03/01/22	983,263	971,153
6.000% 07/01/08	3,696	3,695
6.000% 11/01/14	5,996	6,030
6.000% 08/01/21	710,956	715,249
6.000% 09/01/21	796,143	800,951
6.000% 02/01/22	498,191	501,177
6.000% 06/01/22	996,768	1,002,742
TBA,
6.000% 08/01/22 (d)	700,000	703,937
Federal National Mortgage Association
5.500% 11/01/21	389,000	384,234
6.000% 03/01/09	17,020	17,150
6.000% 05/01/09	169,146	170,439
6.000% 11/01/21	1,405,247	1,414,118
Small Business Administration
5.875% 10/25/21 (b)	14,984	15,060
5.875% 03/25/22 (b)	74,056	74,445
5.875% 06/25/22 (b)	192,153	193,179
6.000% 07/25/21 (b)	16,251	15,993
Total Mortgage-Backed Securities (Cost of $14,787,124)		14,654,740
Government & Agency Obligations (9.6%)
Foreign Government Obligations (1.1%)
Morocco Government AID Bond
5.375% 05/01/23 (b)	320,000	318,339
Province of Quebec
5.000% 07/17/09	875,000	874,447
United Mexican States
4.625% 10/08/08	325,000	320,450
		1,513,236
U.S. Government Agencies (5.5%)
Federal Home Loan Bank
5.125% 08/08/08 (a)(e)	85,000	85,051
Federal Home Loan Mortgage Corp.
6.625% 09/15/09 (a)	4,000,000	4,133,308
Federal National Mortgage Association
3.375% 12/15/08	2,200,000	2,154,930
3.875% 02/01/08 (a)	1,350,000	1,340,519
		7,713,808

See Accompanying Notes to Financial Statements.

38

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Government & Agency Obligations (continued)
U.S. Government Obligations (3.0%)
U.S. Treasury Notes
3.125% 10/15/08	$2,700,000	$2,649,586
4.375% 12/31/07 (a)	1,470,000	1,466,325
		4,115,911
Total Government & Agency Obligations (Cost of $13,357,461)		13,342,955
Commercial Mortgage-Backed Securities (7.0%)
Bear Stearns Commercial Mortgage Securities, Inc.
3.869% 02/11/41	1,025,000	1,001,954
Chase Commercial Mortgage Securities Corp.
7.093% 10/15/32	629,891	629,771
CS First Boston Mortgage Securities Corp.
5.017% 08/15/38	350,000	345,497
JPMorgan Chase Commercial Mortgage Securities Corp.
4.914% 07/12/37	2,034,239	2,011,045
5.538% 02/12/49	1,994,796	1,995,307
LB-UBS Commercial Mortgage Trust
5.642% 12/15/25	439,463	440,601
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.549% 06/12/50	2,023,246	2,024,287
Nationslink Funding Corp.
6.888% 11/10/30	147,147	147,091
Prudential Securities Secured Financing Corp.
6.480% 11/01/31	1,153,350	1,160,614
Total Commercial Mortgage-Backed Securities (Cost of $9,850,339)		9,756,167
	Shares
Securities Lending Collateral (7.7%)
State Street Navigator Securities Lending Prime Portfolio (f) (7 day yield of 5.271%)	10,640,904	10,640,904
Total Securities Lending Collateral (Cost of $10,640,904)		10,640,904

See Accompanying Notes to Financial Statements.

39

CMG SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (3.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Government Agency Obligation maturing 11/30/11, market value of $4,170,400 (repurchase proceeds $4,084,571)	$4,084,000	$4,084,000
Total Short-Term Obligation (Cost of $4,084,000)		4,084,000
Total Investments 108.7% (Cost of $150,766,089) (g)		150,416,813
Other Assets & Liabilities, Net (-8.7%)		(11,985,022)
Net Assets (100.0%)		$138,431,791

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2007. The total market value of securities on loan at July 31, 2007 is $10,407,541.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2007.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, these securities, which are not illiquid, amounted to $2,364,227, which represents 1.7% of net assets.

(d)  Security purchased on a delayed delivery basis.

(e)  A portion of this security is pledged as collateral for open futures contracts. At July 31, 2007, the total market value of securities pledged amounted to $25,022.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  Cost for federal income tax purposes is $150,902,148.

At July 31, 2007, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized (Depreciation)
U.S. Treasury Note 2 year	19	$3,893,812	$3,888,110	Sep-2007	$(5,702)
U.S. Treasury Note 5 year	16	1,687,500	1,681,948	Sep-2007	(5,552)
		$5,581,312	$5,570,058		$(11,254)

At July 31, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	32.0
Collateralized Mortgage Obligations	26.8
Asset-Backed Securities	12.0
Mortgage-Backed Securities	10.6
Government & Agency Obligations	9.6
Commercial Mortgage-Backed Securities	7.0
98.0
Securities Lending Collateral	7.7
Short-Term Obligation	3.0
Other Assets & Liabilities, Net	(8.7)
100.0

Acronym	Name
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

40

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Par	Value
Asset-Backed Securities (32.1%)
American Express Credit Account Master Trust
5.690% 10/15/10 (a)	$500,000	$501,000
AmeriCredit Automobile Receivables Trust
3.930% 10/06/11	500,000	493,583
5.190% 11/06/11	1,500,000	1,500,273
5.210% 10/06/11	1,000,000	999,574
5.420% 08/08/11	1,750,000	1,755,433
Bay View Auto Trust
4.550% 02/25/14	1,000,000	991,814
5.010% 06/25/14	300,000	299,532
Capital Auto Receivables Asset Trust
5.400% 01/20/09 (b)	775,709	775,760
Capital One Master Trust
6.356% 06/15/11	1,000,000	1,007,654
Capital One Prime Auto Receivables Trust
4.990% 09/15/10	667,000	665,902
Centex Home Equity
6.540% 01/25/32	201,630	195,245
Chase Credit Card Master Trust
5.440% 02/15/10 (a)	1,000,000	1,000,290
Chase Issuance Trust
3.220% 06/15/10	1,662,000	1,655,029
4.520% 12/15/10	1,300,000	1,289,198
CIT Equipment Collateral
4.420% 05/20/09	498,985	497,168
5.070% 02/20/10	1,000,000	998,942
5.160% 02/20/13	600,000	600,674
Citibank Credit Card Issuance Trust
4.400% 09/15/10	1,500,000	1,485,625
CNH Equipment Trust
3.380% 02/15/11	365,343	363,541
5.200% 06/15/10	1,000,000	999,094
5.200% 08/16/10	1,350,000	1,350,409
5.330% 01/15/09	1,000,000	999,690
DaimlerChrysler Auto Trust
5.300% 10/08/08	67,897	67,885
Drive Auto Receivables Trust
5.300% 07/15/11 (b)	1,500,000	1,500,982
5.490% 05/15/11 (b)	1,000,000	1,001,392
Ford Credit Floorplan Master Owner Trust
5.500% 06/15/11 (a)	700,000	700,158
Franklin Auto Trust
3.130% 11/15/11	184,758	182,074
4.910% 04/20/10	801,526	800,298
GE Equipment Small Ticket LLC
4.880% 10/22/09 (b)	900,017	897,648
GMAC Mortgage Corp. Loan Trust
6.310% 05/25/36	534,473	533,910
Gracechurch Card Funding PLC
5.430% 03/15/10 (a)	1,000,000	1,000,781

See Accompanying Notes to Financial Statements.

41

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Asset-Backed Securities (continued)
GS Auto Loan Trust
4.450% 05/17/10	$542,347	$539,683
5.380% 01/15/14	1,750,000	1,757,872
Harley-Davidson Motorcycle Trust
2.630% 11/15/10	78,667	78,237
5.360% 10/15/10	401,349	401,427
Honda Auto Receivables Owner Trust
4.850% 06/18/08	16,100	16,094
Household Automotive Trust
5.280% 09/17/11	1,500,000	1,502,012
5.300% 11/17/11	1,000,000	1,002,309
5.430% 06/17/11	1,000,000	1,001,805
Long Beach Auto Receivables Trust
4.050% 04/15/11	800,000	793,610
4.080% 06/15/10	364,259	361,961
4.406% 05/15/10	639,481	637,501
4.972% 10/15/11	750,000	747,832
5.170% 08/15/11	1,500,000	1,498,320
Nomura Asset Acceptance Corp.
5.460% 01/25/36 (a)(b)	238,210	237,287
Onyx Acceptance Grantor Trust
4.180% 03/15/10	442,235	439,946
Ownit Mortgage Loan Asset-Backed Certificates
5.424% 12/25/36 (a)	456,494	454,375
Providian Gateway Master Trust
3.350% 09/15/11 (b)	1,500,000	1,496,668
Residential Funding Mortgage Securities II, Inc.
5.440% 09/25/35 (a)	288,754	288,128
Santander Drive Auto Receivables Trust
5.050% 09/15/11	1,000,000	997,417
Triad Auto Receivables Owner Trust
4.220% 06/12/12	750,000	740,021
4.280% 06/14/10	487,200	484,459
4.770% 01/12/11	1,000,000	997,097
5.260% 11/14/11	1,750,000	1,750,933
5.360% 11/12/09	223,890	223,853
5.410% 08/12/11	1,500,000	1,502,486
Wachovia Auto Owner Trust
4.790% 04/20/10	1,000,000	997,842
WFS Financial Owner Trust
3.020% 05/20/11	230,274	229,291
3.150% 05/20/11	376,839	375,043
3.250% 05/20/11	443,183	442,558
Total Asset-Backed Securities (Cost of $48,998,395)		49,106,625

See Accompanying Notes to Financial Statements.

42

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (22.5%)
Basic Materials (0.6%)
Chemicals (0.6%)
Praxair, Inc.
2.750% 06/15/08	$1,000,000	$977,691
Communications (4.1%)
Media (1.7%)
Comcast MO of Delaware LLC
9.000% 09/01/08	1,000,000	1,035,927
Time Warner Entertainment Co. LP
7.250% 09/01/08	1,000,000	1,019,130
Walt Disney Co.
5.460% 09/10/09 (a)	580,000	580,891
		2,635,948
Telecommunications (2.4%)
AT&T, Inc.
5.450% 05/15/08 (a)	1,000,000	1,000,728
BellSouth Corp.
5.460% 08/15/08 (a)	600,000	600,500
Verizon Global Funding Corp.
4.000% 01/15/08 (c)	600,000	596,247
Vodafone Group PLC
3.950% 01/30/08 (c)	750,000	744,739
5.450% 12/28/07 (a)	700,000	700,258
		3,642,472
		6,278,420
Consumer Non-Cyclical (1.7%)
Beverages (0.7%)
Diageo Finance BV
5.480% 03/30/09 (a)	1,000,000	1,001,409
Healthcare Services (1.0%)
UnitedHealth Group, Inc.
5.440% 03/02/09 (a)	1,000,000	998,984
WellPoint, Inc.
3.750% 12/14/07	500,000	496,562
		1,495,546
		2,496,955
Financials (14.5%)
Banks (3.7%)
Capital One Bank
6.700% 05/15/08	1,600,000	1,611,904
Comerica Bank
5.510% 08/24/11 (a)	1,000,000	998,109

See Accompanying Notes to Financial Statements.

43

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Banks (continued)
M&I Marshall & Ilsley Bank
4.125% 09/04/07	$600,000	$599,279
UBS AG Stamford CT
5.400% 11/28/07	1,000,000	999,785
Westpac Banking Corp/NY
5.280% 06/06/08 (a)	500,000	499,983
5.330% 07/11/08 (a)(b)	1,000,000	1,000,011
		5,709,071
Diversified Financial Services (7.8%)
American Express Credit Corp.
5.480% 06/16/11 (a)	1,000,000	998,778
American Honda Finance Corp.
5.380% 06/23/08 (a)(b)	1,200,000	1,200,893
Bear Stearns Companies, Inc.
5.660% 01/30/09 (a)(c)	350,000	350,371
Caterpillar Financial Services Corp.
5.408% 08/11/09 (a)	700,000	700,249
CIT Group, Inc.
3.875% 11/03/08 (c)	1,115,000	1,090,345
Citigroup Global Markets Holdings, Inc.
6.500% 02/15/08	1,000,000	1,005,500
Countrywide Home Loans, Inc.
3.250% 05/21/08 (c)	500,000	489,575
General Electric Capital Corp.
5.410% 01/26/11 (a)	1,000,000	999,223
Goldman Sachs Group, Inc.
5.536% 02/06/12 (a)(c)	1,000,000	975,919
HSBC Finance Corp.
5.567% 08/09/11 (a)	850,000	850,581
Merrill Lynch & Co.
5.410% 06/26/09 (a)	750,000	747,797
Morgan Stanley
5.610% 01/18/11 (a)	1,000,000	997,226
SLM Corp.
5.500% 07/27/09 (a)(c)	1,000,000	967,773
Textron Financial Corp.
4.125% 03/03/08	600,000	596,020
		11,970,250
Insurance (1.6%)
Berkshire Hathaway Finance Corp.
5.420% 05/16/08 (a)(c)	500,000	500,408
Chubb Corp.
4.934% 11/16/07	1,000,000	998,723
Hartford Financial Services Group, Inc.
4.700% 09/01/07	1,000,000	999,303
		2,498,434

See Accompanying Notes to Financial Statements.

44

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Corporate Fixed-Income Bonds & Notes (continued)
Real Estate Investment Trusts (REITs) (0.7%)
Simon Property Group LP
6.375% 11/15/07	$1,000,000	$1,001,380
Savings & Loans (0.7%)
Washington Mutual Bank
5.446% 11/06/09 (a)	1,000,000	1,001,223
		22,180,358
Industrials (0.5%)
Transportation (0.5%)
Norfolk Southern Corp.
6.000% 04/30/08	700,000	701,330
Utilities (1.1%)
Electric (1.1%)
Alabama Power Co.
3.500% 11/15/07	917,000	911,871
Wisconsin Electric Power Co.
3.500% 12/01/07	750,000	745,301
		1,657,172
Total Corporate Fixed-Income Bonds & Notes (Cost of $34,378,515)		34,291,926
Collateralized Mortgage Obligations (12.4%)
Agency (5.5%)
Federal Home Loan Mortgage Corp.
2.479% 12/15/08	197,064	194,667
3.000% 06/15/23	51,193	51,078
4.000% 05/15/14	87,075	85,903
4.000% 07/15/24	276,265	272,629
4.250% 03/15/17	78,248	78,044
4.500% 11/15/16	318,640	314,388
5.000% 07/15/14	400,000	398,392
5.000% 11/15/15	182,786	181,462
5.000% 02/15/16	620,950	616,549
5.000% 09/15/19	221,134	220,516
5.000% 05/15/26	348,912	346,718
5.500% 11/15/23	1,318,647	1,316,361
5.500% 02/15/24	343,664	343,492
5.500% 04/15/27	1,485,777	1,487,270
Federal National Mortgage Association
4.500% 03/25/13	598,844	592,457
5.000% 01/25/23	321,952	320,090
5.500% 11/25/26	990,591	990,734
6.000% 01/25/31	543,874	543,289
		8,354,039

See Accompanying Notes to Financial Statements.

45

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Collateralized Mortgage Obligations (continued)
Non-Agency (6.9%)
Axon Financial Funding Ltd.
5.960% 04/04/17 (a)(b)	$1,750,000	$1,749,935
Granite Master Issuer PLC
5.330% 04/20/31 (a)	265,161	265,208
5.520% 12/17/54 (a)	750,000	747,750
JPMorgan Mortgage Trust
5.500% 04/25/36	374,080	372,228
Kildare Securities Ltd.
5.380% 06/10/14 (a)(b)	387,354	387,256
5.420% 12/10/43 (a)(b)	1,000,000	1,001,132
Leek Finance PLC
5.477% 12/21/38 (a)(b)	1,500,000	1,495,050
Opteum Mortgage Acceptance Corp.
5.470% 12/25/35 (a)	277,573	276,473
Ottimo Funding Ltd.
7.320% 07/28/10 (a)(b)	3,000,000	2,100,000
Paragon Mortgages PLC
5.300% 06/15/41 (a)(b)	491,667	491,667
Residential Mortgage Securities PLC
5.430% 11/14/31 (a)(b)	705,810	705,881
Washington Mutual, Inc.
4.835% 10/25/35 (a)	627,826	620,353
6.250% 07/25/36	423,147	422,250
		10,635,183
Total Collateralized Mortgage Obligations (Cost of $19,962,489)		18,989,222
Mortgage-Backed Securities (3.9%)
Federal Home Loan Mortgage Corp.
3.500% 09/01/08	1,271,525	1,235,661
5.085% 02/01/36 (a)	1,320,719	1,313,601
Federal National Mortgage Association
4.149% 03/01/34 (a)	1,614,151	1,597,532
4.542% 07/01/33 (a)	1,765,084	1,759,433
Total Mortgage-Backed Securities (Cost of $5,930,515)		5,906,227
Government & Agency Obligations (2.8%)
U.S. Government Agencies (2.8%)
Federal Home Loan Bank
4.875% 05/14/10 (c)	2,800,000	2,792,042
Federal Home Loan Mortgage Corp.
5.000% 06/11/09	1,500,000	1,501,503
		4,293,545
Total Government & Agency Obligations (Cost of $4,282,583)		4,293,545

See Accompanying Notes to Financial Statements.

46

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Municipal Bond (0.5%)
NY Urban Development Corp. Revenue Series 2004 B-3,
3.580% 12/15/07 (d)	$800,000	$795,176
Total Municipal Bond (Cost of $800,000)		795,176
	Shares
Securities Lending Collateral (4.1%)
State Street Navigator Securities Lending Prime Portfolio (e) (7 day yield of 5.271%)	6,325,565	6,325,565
Total Securities Lending Collateral (Cost of $6,325,565)		6,325,565
	Par
Short-Term Obligations (25.6%)
Commercial Paper (25.2%)
Bank of Montreal
5.330% 11/20/07	$1,000,000	1,000,000
Comerica Bank
5.410% 11/26/07	610,500	609,828
Daimlerchrysler NA Holding Corp.
5.330% 08/02/07	1,300,000	1,299,807
5.350% 08/13/07	6,000,000	5,989,300
Deutsche Bank AG NY
5.400% 11/21/07	1,000,000	999,980
Kraft Foods, Inc.
5.370% 08/01/07	6,000,000	6,000,000
Natixis NY
5.420% 04/02/08 (f)	2,000,000	1,999,866
PHH Corp.
5.580% 08/15/07	5,000,000	4,989,150
Rhibdge PLC
5.330% 10/11/07	4,500,000	4,452,696
Rhineland Funding Capital
5.400% 08/02/07	3,000,000	2,999,550
5.400% 08/28/07	900,000	896,355
Time Warner, Inc.
5.350% 08/27/07	1,400,000	1,394,591
Viacom, Inc.
5.500% 08/02/07	5,891,000	5,890,100
		38,521,223

See Accompanying Notes to Financial Statements.

47

CMG ULTRA SHORT TERM BOND FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligations (continued)
Repurchase Agreement (0.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.160%, collateralized by a U.S. Government Agency maturing 05/12/15, market value of $587,788 (repurchase proceeds $575,082)	$575,000	$575,000
Total Short-Term Obligations (Cost of $39,096,223)		39,096,223
Total Investments (103.9%) (Cost of $159,774,285) (g)		158,804,509
Other Assets & Liabilities, Net (-3.9%)		(6,011,851)
Net Assets (100.0%)		$152,792,658

Notes to Schedule of Investments:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2007.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, these securities, which are not illiquid, amounted to $16,041,562, which represents 10.5% of net assets.

(c)  All or a portion of this security was on loan at July 31, 2007. The total market value of securities on loan at July 31, 2007 is $6,186,858.

(d)  Auction rate security. A debt security in which the interest rate is reset periodically, at intervals established at the time of issuance.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  The rate shown represents the discount rate at the date of purchase.

(g)  Cost for federal income tax purposes is $159,812,944.

At July 31, 2007, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Asset-Backed Securities	32.1
Corporate Fixed-Income Bonds & Notes	22.5
Collateralized Mortgage Obligations	12.4
Mortgage-Backed Securities	3.9
Government & Agency Obligations	2.8
Municipal Bond	0.5
74.2
Securities Lending Collateral	4.1
Short-Term Obligations	25.6
Other Assets & Liabilities, Net	(3.9)
100.0

See Accompanying Notes to Financial Statements.

48

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Par (a)		Value
Corporate Fixed-Income Bonds & Notes (93.4%)
Basic Materials (8.0%)
Chemicals (4.0%)
Agricultural Chemicals (0.7%)
Mosaic Co.
7.625% 12/01/16 (b)		$420,000	$422,100
Chemicals-Diversified (2.6%)
Huntsman International LLC
6.875% 11/15/13 (b)	EUR	165,000	233,646
7.875% 11/15/14		290,000	310,300
Lyondell Chemical Co.
6.875% 06/15/17		220,000	231,000
8.000% 09/15/14		220,000	235,400
8.250% 09/15/16		290,000	317,550
NOVA Chemicals Corp.
6.500% 01/15/12		330,000	298,650
			1,626,546
Chemicals-Specialty (0.7%)
Chemtura Corp.
6.875% 06/01/16		440,000	405,900
			2,454,546
Forest Products & Paper (1.5%)
Paper & Related Products (1.5%)
Boise Cascade LLC
7.125% 10/15/14		185,000	170,200
Cascades, Inc.
7.250% 02/15/13		250,000	233,750
Domtar, Inc.
7.125% 08/15/15		305,000	284,412
Georgia-Pacific Corp.
8.000% 01/15/24		300,000	273,750
			962,112
Iron/Steel (0.7%)
Steel-Producers (0.7%)
Russel Metals, Inc.
6.375% 03/01/14		470,000	441,800
Metals & Mining (1.8%)
Diversified Minerals (1.0%)
FMG Finance Ltd.
10.625% 09/01/16 (b)		520,000	595,400
Metal-Diversified (0.8%)
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17		480,000	504,000
			1,099,400
			4,957,858

See Accompanying Notes to Financial Statements.

49

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Communications (15.1%)
Media (7.7%)
Broadcast Services/Programs (0.9%)
Clear Channel Communications, Inc.
4.900% 05/15/15	$335,000	$247,383
Liberty Media LLC
8.250% 02/01/30	350,000	333,700
		581,083
Cable TV (3.5%)
Charter Communications Holdings II LLC
10.250% 09/15/10	395,000	401,912
CSC Holdings, Inc.
7.625% 04/01/11	345,000	330,338
7.625% 07/15/18	130,000	115,700
DirecTV Holdings LLC
6.375% 06/15/15	745,000	670,500
EchoStar DBS Corp.
6.625% 10/01/14	710,000	660,300
		2,178,750
Multimedia (1.4%)
Lamar Media Corp.
7.250% 01/01/13	465,000	446,400
Quebecor Media, Inc.
7.750% 03/15/16	435,000	408,900
		855,300
Publishing-Periodicals (1.3%)
Idearc, Inc.
8.000% 11/15/16	230,000	217,925
R.H. Donnelley, Inc.
10.875% 12/15/12	535,000	564,425
		782,350
Television (0.6%)
LIN Television Corp.
6.500% 05/15/13	300,000	288,750
Sinclair Broadcast Group, Inc.
8.000% 03/15/12	93,000	93,000
		381,750
		4,779,233
Telecommunication Services (7.4%)
Cellular Telecommunications (1.0%)
Nextel Communications, Inc.
7.375% 08/01/15	360,000	349,200
Rogers Wireless, Inc.
8.000% 12/15/12	245,000	258,544
		607,744

See Accompanying Notes to Financial Statements.

50

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Satellite Telecommunications (0.4%)
Intelsat Bermuda Ltd.
9.250% 06/15/16	$285,000	$290,700
Telecommunication Equipment (0.8%)
Lucent Technologies, Inc.
6.450% 03/15/29	600,000	513,000
Telecommunication Services (1.0%)
Embarq Corp.
7.082% 06/01/16	155,000	154,858
7.995% 06/01/36	155,000	153,065
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	290,000	296,525
		604,448
Telephone-Integrated (4.2%)
Cincinnati Bell, Inc.
7.000% 02/15/15	280,000	263,200
Citizens Communications Co.
7.875% 01/15/27	425,000	374,000
Qwest Corp.
7.500% 10/01/14	580,000	568,400
7.500% 06/15/23	545,000	515,025
8.875% 03/15/12	205,000	215,506
Windstream Corp.
7.000% 03/15/19	250,000	225,000
8.625% 08/01/16	440,000	445,500
		2,606,631
		4,622,523
		9,401,756
Consumer Cyclical (14.4%)
Apparel (0.7%)
Apparel Manufacturers (0.7%)
Levi Strauss & Co.
9.750% 01/15/15	250,000	252,500
Phillips-Van Heusen Corp.
7.250% 02/15/11	195,000	194,025
		446,525
Auto Parts & Equipment (2.0%)
Auto/Truck Parts & Equipment-Original (1.2%)
Accuride Corp.
8.500% 02/01/15	270,000	256,500
ArvinMeritor, Inc.
8.125% 09/15/15	255,000	226,950
TRW Automotive, Inc.
7.000% 03/15/14 (b)	305,000	285,175
		768,625

See Accompanying Notes to Financial Statements.

51

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Auto/Truck Parts & Equipment-Replacement (0.4%)
Commercial Vehicle Group, Inc.
8.000% 07/01/13	$275,000	$253,000
Rubber-Tires (0.4%)
Goodyear Tire & Rubber Co.
8.625% 12/01/11 (b)	81,000	82,417
9.000% 07/01/15	145,000	148,625
		231,042
		1,252,667
Entertainment (2.0%)
Music (1.2%)
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (b)	360,000	345,600
WMG Acquisition Corp.
7.375% 04/15/14	460,000	411,700
		757,300
Racetracks (0.8%)
Speedway Motorsports, Inc.
6.750% 06/01/13	490,000	467,950
		1,225,250
Home Builders (1.6%)
Building-Residential/Commercial (1.6%)
K. Hovnanian Enterprises, Inc.
6.375% 12/15/14	665,000	512,050
KB Home
5.875% 01/15/15	615,000	510,450
		1,022,500
Home Furnishings (0.5%)
Sealy Mattress Co.
8.250% 06/15/14	345,000	339,825
Leisure Time (1.0%)
Cruise Lines (0.7%)
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	465,000	443,722
Leisure & Recreational Products (0.3%)
K2, Inc.
7.375% 07/01/14	175,000	183,750
		627,472
Lodging (4.6%)
Casino Hotels (4.6%)
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (b)	485,000	518,344
Harrah's Operating Co., Inc.
5.625% 06/01/15	590,000	427,750

See Accompanying Notes to Financial Statements.

52

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Casino Hotels (continued)
Las Vegas Sands Corp.
6.375% 02/15/15	$400,000	$368,000
MGM Mirage
7.500% 06/01/16	350,000	325,500
Mohegan Tribal Gaming Authority
6.875% 02/15/15	110,000	102,438
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (b)	285,000	262,200
Station Casinos, Inc.
6.625% 03/15/18	250,000	200,000
6.875% 03/01/16	440,000	370,700
Wynn Las Vegas LLC
6.625% 12/01/14	275,000	255,062
		2,829,994
Retail (1.5%)
Retail-Automobiles (0.7%)
AutoNation, Inc.
7.000% 04/15/14	235,000	219,725
Group 1 Automotive, Inc.
8.250% 08/15/13	225,000	226,125
		445,850
Retail-Convenience Store (0.4%)
Couche-Tard US LP
7.500% 12/15/13	255,000	251,175
Retail-Propane Distributors (0.4%)
AmeriGas Partners LP
7.125% 05/20/16	245,000	226,772
		923,797
Textiles (0.5%)
Textile-Products (0.5%)
INVISTA
9.250% 05/01/12 (b)	295,000	303,850
		8,971,880
Consumer Non-Cyclical (11.8%)
Agriculture (0.5%)
Tobacco (0.5%)
Reynolds American, Inc.
7.625% 06/01/16	305,000	314,841
Beverages (1.3%)
Beverages-Non-Alcoholic (0.8%)
Cott Beverages, Inc.
8.000% 12/15/11	495,000	480,150
Beverages-Wine/Spirits (0.5%)
Constellation Brands, Inc.
8.125% 01/15/12	335,000	336,675
		816,825

See Accompanying Notes to Financial Statements.

53

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Biotechnology (0.5%)
Medical-Biomedical/Gene (0.5%)
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	$295,000	$290,575
Commercial Services (3.7%)
Commercial Services (0.5%)
Iron Mountain, Inc.
7.750% 01/15/15	335,000	310,713
Funeral Services & Related Items (0.5%)
Service Corp. International
6.750% 04/01/16	100,000	90,500
7.375% 10/01/14	215,000	209,088
		299,588
Printing-Commercial (0.5%)
Quebecor World Capital Corp.
8.750% 03/15/16 (b)	345,000	312,225
Private Corrections (0.9%)
Corrections Corp. of America
6.250% 03/15/13	415,000	391,137
7.500% 05/01/11	175,000	175,000
		566,137
Rental Auto/Equipment (1.3%)
Ashtead Capital, Inc.
9.000% 08/15/16 (b)	355,000	356,775
United Rentals North America, Inc.
7.750% 11/15/13	425,000	436,687
		793,462
		2,282,125
Food (1.4%)
Food-Dairy Products (0.8%)
Dean Foods Co.
7.000% 06/01/16	535,000	492,200
Food-Meat Products (0.3%)
Smithfield Foods, Inc.
7.750% 07/01/17	185,000	178,525
Food-Miscellaneous/Diversified (0.3%)
Del Monte Corp.
6.750% 02/15/15	200,000	181,000
		851,725
Healthcare Products (0.2%)
Optical Supplies (0.2%)
Advanced Medical Optics, Inc.
7.500% 05/01/17	140,000	127,400

See Accompanying Notes to Financial Statements.

54

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Healthcare Services (1.9%)
Medical-Hospitals (1.9%)
HCA, Inc.
9.250% 11/15/16 (b)	$315,000	$312,638
PIK,
9.625% 11/15/16 (b)	880,000	873,400
		1,186,038
Household Products/Wares (0.9%)
Consumer Products-Miscellaneous (0.9%)
American Greetings Corp.
7.375% 06/01/16	280,000	264,600
Jarden Corp.
7.500% 05/01/17	350,000	315,000
		579,600
Pharmaceuticals (1.4%)
Medical-Drugs (0.5%)
Elan Finance PLC
8.875% 12/01/13	330,000	325,050
Medical-Generic Drugs (0.4%)
Mylan Laboratories, Inc.
6.375% 08/15/15	250,000	251,875
Pharmacy Services (0.5%)
Omnicare, Inc.
6.750% 12/15/13	310,000	283,650
		860,575
		7,309,704
Energy (13.6%)
Coal (2.2%)
Arch Western Finance LLC
6.750% 07/01/13	690,000	627,900
Massey Energy Co.
6.875% 12/15/13	330,000	290,813
Peabody Energy Corp.
6.875% 03/15/13	455,000	442,487
		1,361,200
Oil & Gas (5.1%)
Oil & Gas Drilling (0.8%)
Pride International, Inc.
7.375% 07/15/14	475,000	471,438
Oil Companies-Exploration & Production (3.9%)
Chesapeake Energy Corp.
6.375% 06/15/15	1,060,000	995,075
Compton Petroleum Corp.
7.625% 12/01/13	320,000	299,200

See Accompanying Notes to Financial Statements.

55

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Oil Companies-Exploration & Production (continued)
Newfield Exploration Co.
6.625% 09/01/14	$595,000	$568,225
OPTI Canada, Inc.
8.250% 12/15/14 (b)	245,000	245,000
Quicksilver Resources, Inc.
7.125% 04/01/16	320,000	296,800
		2,404,300
Oil Refining & Marketing (0.4%)
Tesoro Corp.
6.625% 11/01/15	295,000	283,200
		3,158,938
Oil & Gas Services (1.6%)
Oil Field Machinery & Equipment (0.6%)
Grant Prideco, Inc.
6.125% 08/15/15	400,000	372,000
Oil-Field Services (1.0%)
Universal Compression, Inc.
7.250% 05/15/10	585,000	606,206
		978,206
Pipelines (4.7%)
Atlas Pipeline Partners LP
8.125% 12/15/15	315,000	310,275
Colorado Interstate Gas Co.
6.800% 11/15/15	555,000	569,962
Dynegy Holdings, Inc.
7.750% 06/01/19 (b)	135,000	116,775
El Paso Corp.
6.875% 06/15/14	135,000	131,595
El Paso Performance-Linked Trust
7.750% 07/15/11 (b)	180,000	184,950
MarkWest Energy Partners LP
6.875% 11/01/14	715,000	664,950
Williams Companies, Inc.
7.750% 06/15/31	705,000	711,169
8.125% 03/15/12	230,000	238,050
		2,927,726
		8,426,070
Financials (6.5%)
Diversified Financial Services (4.0%)
Finance-Auto Loans (2.6%)
AmeriCredit Corp.
8.500% 07/01/15 (b)	140,000	134,400
GMAC LLC
8.000% 11/01/31	1,590,000	1,493,139
		1,627,539

See Accompanying Notes to Financial Statements.

56

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Finance-Investment Banker/Broker (1.4%)
E*Trade Financial Corp.
7.375% 09/15/13	$555,000	$557,775
LaBranche & Co., Inc.
11.000% 05/15/12	295,000	289,100
		846,875
		2,474,414
Insurance (0.5%)
Property/Casualty Insurance (0.5%)
Crum & Forster Holdings Corp.
7.750% 05/01/17 (b)	310,000	297,600
Real Estate Investment Trusts (REITs) (2.0%)
REITS-Hotels (1.1%)
Host Marriott LP
6.375% 03/15/15	740,000	691,900
REITS-Regional Malls (0.9%)
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (b)	595,000	593,047
		1,284,947
		4,056,961
Industrials (16.2%)
Aerospace & Defense (2.1%)
Aerospace/Defense-Equipment (1.5%)
DRS Technologies, Inc.
6.625% 02/01/16	420,000	399,000
Sequa Corp.
9.000% 08/01/09	485,000	504,400
		903,400
Electronics-Military (0.6%)
L-3 Communications Corp.
6.375% 10/15/15	425,000	391,000
		1,294,400
Electrical Components & Equipment (1.0%)
Wire & Cable Products (1.0%)
Belden CDT, Inc.
7.000% 03/15/17 (b)	355,000	335,475
General Cable Corp.
7.125% 04/01/17	145,000	140,650
7.735% 04/01/15 (c)	145,000	141,375
		617,500

See Accompanying Notes to Financial Statements.

57

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Electronics (1.2%)
Electronic Components-Miscellaneous (1.2%)
Flextronics International Ltd.
6.250% 11/15/14	$390,000	$351,000
NXP BV/NXP Funding LLC
7.875% 10/15/14	415,000	383,875
		734,875
Environmental Control (1.6%)
Non-Hazardous Waste Disposal (1.6%)
Allied Waste North America, Inc.
7.125% 05/15/16	1,050,000	997,500
Machinery-Construction & Mining (0.1%)
Terex Corp.
7.375% 01/15/14	70,000	68,600
Machinery-Diversified (1.3%)
Machinery-General Industry (1.3%)
Manitowoc Co., Inc.
7.125% 11/01/13	585,000	570,375
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	250,000	237,500
		807,875
Miscellaneous Manufacturing (1.8%)
Diversified Manufacturing Operators (1.4%)
Bombardier, Inc.
6.300% 05/01/14 (b)	490,000	445,900
Trinity Industries, Inc.
6.500% 03/15/14	470,000	446,500
		892,400
Miscellaneous Manufacturing (0.4%)
American Railcar Industries, Inc.
7.500% 03/01/14	265,000	258,375
		1,150,775
Packaging & Containers (3.4%)
Containers-Metal/Glass (3.4%)
Ball Corp.
6.875% 12/15/12	335,000	331,650
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	425,000	418,625
Owens-Illinois, Inc.
7.500% 05/15/10	930,000	916,050
Silgan Holdings, Inc.
6.750% 11/15/13	460,000	439,300
		2,105,625

See Accompanying Notes to Financial Statements.

58

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Transportation (3.7%)
Transportation-Marine (3.0%)
Overseas Shipholding Group
8.250% 03/15/13	$635,000	$649,287
Stena AB
7.500% 11/01/13	660,000	656,700
Teekay Corp.
8.875% 07/15/11	560,000	571,200
		1,877,187
Transportation-Services (0.7%)
Bristow Group, Inc.
7.500% 09/15/17 (b)	400,000	396,000
		2,273,187
		10,050,337
Technology (0.9%)
Semiconductors (0.9%)
Electronic Components-Semiconductors (0.9%)
Freescale Semiconductor, Inc.
10.125% 12/15/16 (b)	295,000	259,600
PIK,
9.125% 12/15/14 (b)	355,000	313,288
		572,888
Utilities (6.9%)
Electric (6.9%)
Electric-Generation (3.4%)
AES Corp.
7.750% 03/01/14	1,015,000	987,087
Edison Mission Energy
7.000% 05/15/17 (b)	815,000	735,538
Intergen NV
9.000% 06/30/17 (b)	395,000	389,075
		2,111,700
Electric-Integrated (0.7%)
CMS Energy Corp.
6.875% 12/15/15	140,000	138,829
8.500% 04/15/11	260,000	273,908
		412,737
Independent Power Producer (2.8%)
Dynegy Holdings, Inc.
7.125% 05/15/18	330,000	277,200
Mirant North America LLC
7.375% 12/31/13	545,000	542,275

See Accompanying Notes to Financial Statements.

59

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par (a)	Value
Corporate Fixed-Income Bonds & Notes (continued)
Independent Power Producer (continued)
NRG Energy, Inc.
7.250% 02/01/14	$130,000	$125,450
7.375% 02/01/16	380,000	366,700
7.375% 01/15/17	60,000	57,900
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (b)	415,000	408,775
		1,778,300
		4,302,737
Total Corporate Fixed-Income Bonds & Notes (Cost of $61,321,858)		58,050,191
Municipal Bond (0.4%)
Other (0.4%)
Tobacco (0.4%)
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	275,000	262,463
Total Municipal Bond (Cost of $274,972)		262,463
Short-Term Obligation (4.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by U.S. Treasury Obligations maturing 11/30/11, market value of $2,822,038 (repurchase proceeds $2,766,386)	2,766,000	2,766,000
Total Short-Term Obligation (Cost of $2,766,000)		2,766,000
Total Investments (98.2%) (Cost of $64,362,830) (d)		61,078,654
Other Assets & Liabilities, Net (1.8%)		1,094,521
Net Assets (100.0%)		$62,173,175

Notes to Schedule of Investments:

(a)  Principal amount is stated in United States dollars unless otherwise noted.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, these securities, which are not illiquid, amounted to $9,759,193, which represents 15.7% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at July 31, 2007.

(d)  Cost for federal income tax purposes is $64,699,256.

See Accompanying Notes to Financial Statements.

60

CMG HIGH YIELD FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the asset allocation of the Fund was as follows:

Asset Allocation (Unaudited)	% of Net Assets
Industrials	16.2
Communications	15.1
Consumer Cyclical	14.4
Energy	13.6
Consumer Non-Cyclical	11.8
Basic Materials	8.0
Utilities	6.9
Financials	6.5
Technology	0.9
Municipal Bond	0.4
93.8
Short-Term Obligation	4.4
Other Assets & Liabilities, Net	1.8
100.0

At July 31, 2007, the Fund had entered into the following foreign forward currency exchange contract:

Forward Currency Contract to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation
EUR	$	225,909	$227,702	Aug-07	$1,793

Acronym	Name
EUR	Euro
PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

61

STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2007

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
ASSETS:
Investments, at identified cost (including repurchase agreements)	$77,893,739	$150,766,089	$159,774,285	$64,362,830
Investments, at value (including securities on loan of 8,364,669, $10,407,541, $ $6,186,858 and $-)	$77,004,488	$150,416,813	$158,804,509	$61,078,654
Cash	82	740	-	86,416
Unrealized appreciation on foreign forward currency contracts	-	-	-	1,793
Receivable for:
Investments sold	-	-	-	166,394
Capital stock sold	-	90,291	42,160	73,187
Interest	579,977	1,071,158	862,977	1,129,668
Securities lending	1,364	1,228	689	-
Foreign tax reclaim	-	-	4,838	-
Expense reimbursement due from Investment Advisor	11,678	12,669	11,565	7,580
Deferred Trustees' compensation plan	8,643	10,606	8,032	14,993
Total Assets	77,606,232	151,603,505	159,734,770	62,558,685
LIABILITIES:
Collateral on securities loaned	8,525,813	10,640,904	6,325,565	-
Payable to custodian bank	-	-	246	-
Payable for:
Investments purchased	1,070,217	1,131,739	49,948	86,040
Investments purchased on a delayed delivery basis	-	703,937	-	-
Capital stock redeemed	90,911	185,641	-	-
Futures variation margin	-	3,188	-	-
Distributions	174,143	416,948	486,533	210,343
Investment advisory fee	15,035	29,651	30,774	21,205
Audit fee	44,850	45,550	37,450	49,550
Deferred Trustees' compensation plan	8,643	10,606	8,032	14,993
Other liabilities	3,303	3,550	3,564	3,379
Total liabilities	9,932,915	13,171,714	6,942,112	385,510
NET ASSETS	$67,673,317	$138,431,791	$152,792,658	$62,173,175
NET ASSETS CONSIST OF:
Paid-in capital	$70,628,905	$144,188,547	$155,481,684	$79,751,232
Undistributed (Overdistributed) net investment income	19,688	(65,836)	(102,958)	(334,330)
Accumulated net realized loss	(2,086,025)	(5,330,390)	(1,616,292)	(13,961,377)
Net unrealized appreciation (depreciation) on:
Investments	(889,251)	(349,276)	(969,776)	(3,284,176)
Futures contracts	-	(11,254)	-	-
Foreign currency translations	-	-	-	1,826
NET ASSETS	$67,673,317	$138,431,791	$152,792,658	$62,173,175
Shares of capital stock outstanding	6,750,021	11,950,183	15,925,999	8,315,730
Net asset value, offering and redemption price per share	$10.03	$11.58	$9.59	$7.48

See Accompanying Notes to Financial Statements.
62

STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2007

	CMG Core Bond Fund	CMG Short Term Bond Fund	CMG Ultra Short Term Bond Fund	CMG High Yield Fund
NET INVESTMENT INCOME:
Income:
Interest	$2,967,929	$5,061,790	$5,884,242	$5,961,272
Securities lending income	6,193	6,510	4,096	-
Foreign withholding tax	(295)	-	-	-
Total investment income	2,973,827	5,068,300	5,888,338	5,961,272
Expenses:
Investment advisory fee	139,651	246,761	286,549	336,310
Trustees' fees	12,775	13,959	14,336	15,487
Audit fee	45,400	45,900	37,900	50,100
Other expenses	11,795	13,989	14,627	11,369
Total expenses	209,621	320,609	353,412	413,266
Expense reimbursement from Investment Advisor	(69,970)	(73,848)	(66,863)	(76,956)
Net expenses	139,651	246,761	286,549	336,310
Net investment income	2,834,176	4,821,539	5,601,789	5,624,962
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	(370,838)	(201,534)	(105,723)	(688,591)
Foreign currency transactions	-	-	-	(10,976)
Futures contracts	-	11,179	-	-
Net realized loss on disposal of investments purchased/sold in error (See Note 8)	-	-	-	-
Net realized gain (loss)	(370,838)	(190,355)	(105,723)	(699,567)
Net change in unrealized appreciation (depreciation) on:
Investments	199,022	425,836	(495,504)	426,055
Foreign currency translations	-	-	-	1,826
Futures contracts	-	(11,254)	-	-
Net change in unrealized appreciation (depreciation)	199,022	414,582	(495,504)	427,881
Net gain (loss)	(171,816)	224,227	(601,227)	(271,686)
NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,662,360	$5,045,766	$5,000,562	$5,353,276

See Accompanying Notes to Financial Statements.
63

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Core Bond Fund		CMG Short Term Bond Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income	$2,834,176	$2,851,226	$4,821,539	$3,300,292
Net realized loss on investments, foreign currency transactions and futures contracts	(370,838)	(1,235,400)	(190,355)	(534,655)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	199,022	(857,311)	414,582	(288,322)
Net increase from operations	2,662,360	758,515	5,045,766	2,477,315
Distributions declared to shareholders:
From net investment income	(2,884,251)	(3,061,621)	(5,163,909)	(3,690,742)
From net realized gains	-	(21,839)	-	-
Total distributions declared to shareholders	(2,884,251)	(3,083,460)	(5,163,909)	(3,690,742)
Share transactions:
Subscriptions	22,467,688	12,221,511	84,402,331	30,797,725
Distributions reinvested	1,175,961	750,818	2,006,462	1,914,965
Redemptions	(11,929,545)	(33,568,744)	(31,843,019)	(43,357,147)
Net increase (decrease) in share transactions	11,714,104	(20,596,415)	54,565,774	(10,644,457)
Net increase (decrease) in net assets	11,492,213	(22,921,360)	54,447,631	(11,857,884)
NET ASSETS:
Beginning of period	56,181,104	79,102,464	83,984,160	95,842,044
End of period	$67,673,317	$56,181,104	$138,431,791	$83,984,160
Undistributed (Overdistributed) net investment income	$19,688	$(76,968)	$(65,836)	$(196,999)
Changes in shares:
Subscriptions	2,216,484	1,194,394	7,273,049	2,641,344
Issued for distributions reinvested	115,624	73,922	172,759	164,066
Redemptions	(1,172,762)	(3,269,168)	(2,741,444)	(3,691,976)
Net increase (decrease)	1,159,346	(2,000,852)	4,704,364	(886,566)

See Accompanying Notes to Financial Statements.
64

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Ultra Short Term Bond Fund		CMG High Yield Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income	$5,601,789	$3,330,426	$5,624,962	$12,038,958
Net realized gain (loss) on investments and foreign currency transactions	(105,723)	(181,990)	(699,567)	(1,263,762)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(495,504)	60,266	427,881	(7,431,304)
Net increase from operations	5,000,562	3,208,702	5,353,276	3,343,892
Distributions declared to shareholders:
From net investment income	(5,585,102)	(3,636,758)	(5,912,719)	(12,800,444)
Return of capital	-	(1,580)	-	-
Total distributions declared to shareholders	(5,585,102)	(3,638,338)	(5,912,719)	(12,800,444)
Share transactions:
Subscriptions	83,925,690	25,443,944	25,687,068	12,320,348
Distributions reinvested	1,714,428	1,242,616	3,327,328	8,511,776
Redemptions	(22,126,272)	(17,968,775)	(62,401,951)	(184,498,010)
Net increase (decrease) in share transactions	63,513,846	8,717,785	(33,387,555)	(163,665,886)
Net increase (decrease) in net assets	62,929,306	8,288,149	(33,946,998)	(173,122,438)
NET ASSETS:
Beginning of period	89,863,352	81,575,203	96,120,173	269,242,611
End of period	$152,792,658	$89,863,352	$62,173,175	$96,120,173
Overdistributed net investment income	$(102,958)	$(397,427)	$(334,330)	$(565,665)
Changes in shares:
Subscriptions	8,701,439	2,640,382	3,272,380	1,561,452
Issued for distributions reinvested	177,745	128,967	425,081	1,075,896
Redemptions	(2,294,253)	(1,863,156)	(7,930,977)	(23,417,941)
Net increase (decrease)	6,584,931	906,193	(4,233,516)	(20,780,593)

See Accompanying Notes to Financial Statements.
65

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Note 1.  Organization

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

  CMG Core Bond Fund
  CMG Short Term Bond Fund
  CMG Ultra Short Term Bond Fund
  CMG High Yield Fund

Shares of the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, or its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The minimum initial investment requirement is $25,000 for advisory clients of Columbia or one of its affiliates with $1 million invested with Columbia and its affiliates. Please see the Funds' prospectus for further details.

Investment goals. CMG Core Bond Fund seeks to provide investors a high level of current income consistent with capital preservation. CMG Short Term Bond Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal. CMG Ultra Short Term Bond Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. CMG High Yield Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

66

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their "fair value" using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia, the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

67

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Loan Participations and Commitments. CMG High Yield Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the Borrower. However, the Fund assumes the credit risk of the Borrower, Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed delivery securities. The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds hold until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury inflation protected securities. The Funds may invest in treasury inflation-indexed securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Stripped securities. Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

68

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Mortgage dollar rolls. The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Funds lose the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in segregated accounts until the settlement date, cash or liquid securities in an amount equal to the forward purchase prices.

The Funds' policy is to record the components of mortgage dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently enter into mortgage dollar rolls that are accounted for as financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Funds sell the securities becomes insolvent, the Funds' right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Funds are required to repurchase may be worth less than instruments which the Funds originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses, net of any non-reclaimable tax withholdings of foreign securities.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Funds are charged to such Funds.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Dividends from net investment income, if any, are generally declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

69

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications, capital loss carryforwards, amortization/accretion adjustments and paydown gain/loss reclassifications were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed (Overdistributed) Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
CMG Core Bond Fund	$146,731	$(146,732)	$1
CMG Short Term Bond Fund	473,533	(468,099)	(5,434)
CMG Ultra Short Term Bond Fund	277,782	(277,783)	1
CMG High Yield Fund	519,092	34,958,722	(35,477,814)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 were as follows:

	July 31, 2007
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$2,884,251	$-	$-
CMG Short Term Bond Fund	5,163,909	-	-
CMG Ultra Short Term Bond Fund	5,585,102	-	-
CMG High Yield Fund	5,912,719	-	-
	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains	Tax Return of Capital
CMG Core Bond Fund	$3,064,202	$19,258	$-
CMG Short Term Bond Fund	3,690,742	-	-
CMG Ultra Short Term Bond Fund	3,636,758	-	1,580
CMG High Yield Fund	12,800,444	-	-

*For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

70

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
CMG Core Bond Fund	$222,848	$-	$(932,713)
CMG Short Term Bond Fund	486,561	-	(485,335)
CMG Ultra Short Term Bond Fund	430,268	-	(1,008,435)
CMG High Yield Fund	228,539	-	(3,620,602)

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at July 31, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
CMG Core Bond Fund	$227,409	$(1,160,122)	$(932,713)
CMG Short Term Bond Fund	193,105	(678,440)	(485,335)
CMG Ultra Short Term Bond Fund	180,023	(1,188,458)	(1,008,435)
CMG High Yield Fund	247,191	(3,867,793)	(3,620,602)

The following capital loss carryforwards, determined as of July 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	2008	2009	2010	2012	2013	2014	2015	Total
CMG Core Bond Fund	$-	$-	$-	$-	$-	$304,526	$1,461,747	$1,766,273
CMG Short Term Bond Fund	537,548	-	2,365,257	19,156	25,391	989,127	899,128	4,835,607
CMG Ultra Short Term Bond Fund	-	-	-	29,640	47,961	627,248	685,751	1,390,600
CMG High Yield Fund	-	6,776,032	2,987,019	-	-	-	3,691,106	13,454,157

Capital loss carryforwards of $35,477,813 for CMG High Yield Fund were permanently lost due to provisions under the Internal Revenue Code during the year ended July 31, 2007. Permanently lost and expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2007, post-October capital losses attributed to security transactions were deferred to August 1, 2007, as follows:

Capital Losses
CMG Core Bond Fund	$296,771
CMG Short Term Bond Fund	494,987
CMG Ultra Short Term Bond Fund	225,691
CMG High Yield Fund	506,620

71

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurements method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Pricing and bookkeeping fees. Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The fees for financial reporting services, accounting services, and pricing and bookkeeping services for each Fund are payable by Columbia.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement were paid to State Street. The pricing and bookkeeping fees for each Fund were payable by Columbia.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for the Funds are payable by

72

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Columbia. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds or Columbia.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

Fee waivers. Columbia has contractually agreed to reimburse the Funds through March 1, 2009, for certain expenses so that the total fund expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) based on each Fund's average daily net assets:

CMG Core Bond Fund	0.25%
CMG Short Term Bond Fund	0.25%
CMG Ultra Short Term Bond Fund	0.25%
CMG High Yield Fund	0.40%

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated Funds, are charged their pro-rata share of the expenses associated with the Chief Compliance Officer. The expenses of the Chief Compliance Officer charged to each Fund are payable by Columbia.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

Note 5.  Portfolio information

For the year ended July 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
CMG Core Bond Fund	$45,023,947	$39,159,398	$17,952,309	$13,637,862
CMG Short Term Bond Fund	44,748,114	28,797,648	77,651,192	36,462,433
CMG Ultra Short Term Bond Fund	31,732,820	38,273,209	105,274,111	68,110,436
CMG High Yield Fund	-	-	44,588,805	75,360,376

Note 6.  Line of credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of

73

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended July 31, 2007, the Funds did not borrow under these arrangements.

Note 7.  Shares of beneficial interest

As of July 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	85.5
CMG Short Term Bond Fund	1	92.9
CMG Ultra Short Term Bond Fund	1	99.9
CMG High Yield Fund	1	71.9

As of July 31, 2007, two of the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund and BOA and/or its affiliates did not have investment discretion. Subscription and redemption activity of these shareholders may have a material effect on the Funds. The numbers of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
CMG Core Bond Fund	1	12.9
CMG High Yield Fund	3	18.9

Note 8.  Other

During the year ended July 31, 2007 Columbia reimbursed the CMG Ultra Short Term Bond Fund $652 for a realized investment loss due to a trading error incurred.

Note 9.  Securities lending

CMG Core Bond Fund, CMG Short Term Bond Fund and CMG Ultra Short Term Bond Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is

74

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 10.  Disclosure of significant risks and contingencies

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-yield securities. Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector focus. The Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

75

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for

76

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds' adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs' attorneys' fees and costs of notice to class members.

77

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and the Shareholders of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Core Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund and CMG High Yield Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 21, 2007

78

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

79

Fund Governance (continued)

Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

  (1)  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2)  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  (3)  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-774-2098.

80

Fund Governance

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

81

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

82

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS, 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/134206-0707 (09/07) 07/42326

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the funds. Read it carefully before you invest.

The Funds are distributed by Columbia Management Distributors, Inc.

©2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG ENHANCED S&P 500® INDEX FUND
CMG LARGE CAP GROWTH FUND
CMG LARGE CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG SMALL CAP VALUE FUND
CMG SMALL/MID CAP FUND
CMG INTERNATIONAL STOCK FUND
PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2007

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The CMG Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

Table of Contents

Management Discussion of Fund Performance

CMG Enhanced S&P 500® Index Fund	1

CMG Large Cap Growth Fund	5

CMG Large Cap Value Fund	9

CMG Mid Cap Growth Fund	13

CMG Mid Cap Value Fund	17

CMG Small Cap Growth Fund	21

CMG Small Cap Value Fund	25

CMG Small/Mid Cap Fund	29

CMG International Stock Fund	33

Financial Statements

Financial Highlights	37

Schedules of Investments	46

Statements of Assets and Liabilities	114

Statements of Operations	116

Statements of Changes in Net Assets	118

Notes to Financial Statements	123

Report of Independent Registered Public Accounting Firm	135

Unaudited Information	136

Fund Governance	138

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a CMG Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular CMG Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

CMG Enhanced S&P 500® Index Fund returned 15.87% for the 12-month period ended July 31, 2007. The fund's return was lower than the return of the S&P 500® Index,1 the fund's benchmark, which was 16.13% for the same period. The fund outperformed the 15.61% average return for its peer group, the Lipper Large Cap Core Funds Classification.2 The fund benefited from having more exposure than the index to selected energy stocks, while stock selection in health care hampered returns.

In the energy sector, Marathon Oil (1.5% of net assets) benefited from a favorable refining market and was a standout performer, with a return of 24%. The fund got an additional boost by owning more of the stock than its weight in the index. A below-index weight in Valero Energy (1.2% of net assets) also aided performance as its shares were flat for the period. Concerns over high energy prices powered interest in the solar business of Advanced Micro Devices which gained 12% during the period. We sold the stock. Elsewhere in the technology sector, shares of Cisco Systems (2.3% of net assets) soared 62% on the strength of rising sales. The fund had more exposure than the index to Cisco, which also benefited relative performance. Financial sector results were also good for the fund, as disappointing performance from Merrill Lynch & Co. and Bear Stearns Companies (1.4% and 0.8% of net assets, respectively) in the financial sector was offset by the benefit of not owning shares of Columbia's parent company, Bank of America.3 In general, industry concerns over mortgage exposure weighed on the industry. Merrill Lynch significantly underperformed the index as its shares were hit by credit and mortgage concerns while exposure to lower-grade credits and write-downs sent Bear Stearns shares down 14%.

In the health care sector, a decision to overweight Forest Laboratories and Amgen (1.3% and 1.0% of net assets, respectively) turned out poorly for the fund. Forest Labs announced poor results for a key new product, diminishing the firm's growth prospects. Amgen fell sharply on slowing sales of its flagship anemia drug, Epogen. An overweight in Lexmark International (0.5% of net assets) in the technology sector also hampered the fund's return. The company's earnings slowed on higher operating expenses due to higher spending on new products, brand awareness and demand generation.

1 The S&P 500® Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3 The fund is not permitted to own Bank of America stock. This has hampered the fund's performance during prior periods, but aided performance during this reporting period.

We appreciate your continued confidence in CMG Enhanced S&P 500® Index Fund.

Portfolio Management

Vikram Kuriyan has managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Exxon Mobil	4.1
Microsoft	3.1
Citigroup	2.3
Cisco Systems	2.3
JPMorgan Chase	2.0
Chevron	1.9
Goldman Sachs Group	1.7
Applied Materials	1.6
General Electric	1.6
Oracle	1.6

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Unlike the S&P 500® Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500® Index and the stocks held by the fund will diverge.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	15.87	13.78
S&P 500® Index		16.13	13.27

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Enhanced S&P 500® Index Fund	05/05/03	21.56	15.18
S&P 500® Index		20.59	14.42

Index performance is from May 5, 2003.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.25% and 0.31%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The S&P 500® Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Enhanced S&P 500® Index Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,004.81	1,023.55	1.24	1.25	0.25

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.25%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Large Cap Growth Fund returned 19.77%. The fund beat the 19.47% return of its benchmark, the Russell 1000 Growth Index1 and the 18.02% average return of its peer group, the Morningstar Large Growth Category.2 Stock selection drove returns, with gains in the technology, industrials and consumer discretionary sectors helping the fund outpace the Russell index. The fund benefited from maintaining its focus on large-cap companies with above-average earnings growth prospects whose stocks were selling at attractive valuations. In particular, we looked for companies which we believe had strong competitive positions, high sustainable profits and good balance sheets. Large-cap growth stocks generally had a great year, buoyed by positive earnings growth, good cash flows and attractive valuations. A weak US dollar and exposure to strong growth in overseas economies also contributed to good results.

Technology stocks, which account for about 25% of the Russell index, had the biggest impact on performance. The fund leaned toward communications equipment and Internet-related stocks, while downplaying data processing and outsourcing companies. Winners included aQuantive, a digital media and advertising company that rallied sharply following a substantial buyout offer. Research In Motion, maker of the Blackberry wireless devices, also gained nicely, after resolving some pending litigation issues. In addition, CommScope, a fiber-optic and communications cabling company, soared, fueled by the growth of digital communications. We took profits, selling aQuantive, Research in Motion and CommScope.

Industrials, aerospace and defense investments did well, benefiting from increased spending on new and replacement equipment. Among the winners was Precision Castparts which supplies components to the aerospace industry. It received an added boost from a recent acquisition, leading us to sell the position. Within consumer discretionary, we steered away from stocks that seemed vulnerable to slower consumer spending, including broad-based, soft goods retailers and restaurants, and instead favored media, leisure and gaming stocks. Standouts included GameStop (1.1% of net assets), a large electronic games retailer with strong earning growth, and Las Vegas Sands (0.7% of net assets), a casino operator participating in the developing gaming center of Macau in the Far East.

The fund's health care stocks generated positive returns, but trailed the sector's return in the Russell index mainly because we did not own some of the year's strongest performers. In addition, the fund was hurt by an underweight relative to the Russell index in medical device

1 The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

companies when they did well early in the year and also by weak returns from the battered biotechnology industry. The biggest negative overall was Schering-Plough (1.6% of net assets), a pharmaceutical company, which underperformed following our initial purchase. Offsetting some of this underperformance was Thermo Fisher Scientific (1.4% of net assets), a laboratory testing and supplies company that did well following the merger between Thermo Electron and Fisher Scientific.

We believe the US stock market will remain choppy as the subprime mortgage situation continues to unravel and credit standards tighten. However, we believe large-cap growth stocks are well positioned with broad global exposure, which should help them benefit from potentially strong economic growth overseas. In addition, we believe large-cap growth stocks will continue to attract investors because they tend to offer more certain earnings growth outlooks than the more economically sensitive stocks found in value indices. While diversification does not ensure a profit or guarantee against loss, we believe our well-diversified portfolio is positioned to help minimize downside risk in a volatile market environment.

Thank you for investing in CMG Large Cap Growth Fund.

Portfolio Management

Paul J. Berlinguet, is the lead manager for CMG Large Cap Growth Fund and has managed or co-managed the fund since October 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Roger Sullivan has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

John T. Wilson has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Edward Hickey has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1998.

Mary-Ann Ward has co-managed the fund since June 2005 and has been with the advisor or its predecessors or affiliate organizations since 1997.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Google	3.2
Cisco Systems	3.1
Microsoft	2.8
Intel	2.2
Merck & Co.	2.0
PepsiCo	1.8
Schering-Plough	1.6
3M	1.6
International Business Machines	1.6
State Street	1.5

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	19.77	9.62
Russell 1000 Growth Index		19.47	8.84

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Large Cap Growth Fund	09/10/03	18.98	10.38
Russell 1000 Growth Index		19.04	9.50

Index performance is from September 10, 2003.

Performance results may reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.63%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,037.29	1,022.32	2.53	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Large Cap Value Fund returned 13.69%. The fund came out slightly ahead of its benchmark, the Russell 1000 Value Index1, which returned 13.47%, and behind the 14.30% average return of the Morningstar Large Value Category peer group.2 The fund benefited from good stock selection, particularly in the utilities, technology and consumer staples sectors, but was hampered by consumer discretionary, energy and financials stock returns that lagged those in the index. As bottom-up stock pickers, we targeted companies with the ability to expand their profit margins by growing revenues and leveraging operations. In particular, we looked for companies with depressed stock valuations and compressed operating margins that had the potential for volume growth and pricing power.

Utilities, which had the biggest positive impact on relative performance, benefited as tight supply and growing demand helped push through rate increases. Winners included Public Service Enterprise Group (0.9% of net assets), an east coast electric utility with nuclear generation capacity, whose revenues benefited from stronger pricing as old contracts expired and new ones went into effect at higher rates. In addition, the stock gained from the sale of non-core assets and the shift toward more environmentally acceptable nuclear generation over coal-fired alternatives.

In the technology sector, the fund favored test and equipment companies, as well as semiconductors. NVIDIA (0.8% of net assets), a premier supplier of high-end graphic chips, gained as sales of its chips, which are used in Microsoft's new VISTA operating system, increased. In addition, Agilent Technologies (0.6% of net assets), a company that tests chips used in mobile phone handsets, climbed nicely, fueled by growing demand for cellular phones as well as the introduction of next generation (3G) technology.

Within consumer staples, the fund held a mix of names with an emphasis on tobacco and beverage companies over household products and food companies. Standouts included Loews Corp.-Carolina Group (1.8% of net assets), a tobacco company known for its Newport brand. The stock appreciated nicely, as growing volumes and better cost controls boosted profit margins.

Detractors in the consumer discretionary sector included homebuilders such as Lennar (0.4% of net assets), which were hurt by the housing downturn. We bought the stock in late 2006 when we thought its valuation and fundamentals were bottoming, but the housing market continued to deteriorate. In financials, the big disappointments were tied to the subprime mortgage debacle. Ambac Financial Group (1.8% of net assets), an insurer, declined as investors worried about mortgage exposure in the company's portfolio of collateralized debt obligations. Our

1 The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

focus in energy was on equipment companies, which benefited as higher commodity prices boosted spending on exploration and production. However, EnCana, a Canadian gas and oil producer, hurt returns. It declined sharply after cutting back on production when energy commodity prices weakened in 2006. At period end, we no longer owned the position.

We expect market volatility to continue as long as credit and housing concerns linger. Large-cap stocks, however, can benefit from volatility when investors view them as safe havens. We're also encouraged because we continue to find stocks that meet our investment criteria. By period end, the fund was positioned to be less economically sensitive, with underweights in the industrials and consumer discretionary sectors. We also increased the fund's stake in the more defensive consumer staples sector, while taking advantage of buying opportunities in utilities, telecommunications and the beaten-down financials sector.

Thank you for investing in CMG Large Cap Value Fund.

Portfolio Management

Lori J. Ensinger is the lead manager for CMG Large Cap Value Fund and has managed the fund since August 2005. She has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2002.

Diane L. Sobin has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2001.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
General Electric	5.0
Exxon Mobil	4.8
AT&T	3.9
Citigroup	3.3
JPMorgan Chase	2.6
Occidental Petroleum	2.4
Hewlett-Packard	2.1
ACE	2.1
Altria Group	2.0
Wells Fargo	2.0

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	13.69	12.87
Russell 1000 Value Index		13.47	15.04

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Large Cap Value Fund	09/10/03	19.50	14.41
Russell 1000 Value Index		21.87	16.84

Index performance is from September 10, 2003.

Performance results may reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.50% and 0.63%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, September 10, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Large Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,013.98	1,022.32	2.50	2.51	0.50

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.50%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Mid Cap Growth Fund returned 23.22%. The fund outpaced the 21.40% return of its benchmark, the Russell Midcap Growth Index1 and the 21.61% average return of its peer group, the Morningstar Mid Cap Growth Category for the same period.2 The fund benefited from strong stock selection across the board, led by holdings in the telecommunications and industrials sectors. An emphasis on energy stocks also aided returns.

Holdings in the telecommunications services sector were top contributors to the fund's return during the period. Leap Wireless (0.7% of net assets), a provider of affordable, basic phone and messaging services for the underserved mass market, saw positive results due to continued strong sales of its "Cricket" brand wireless service. Millicom International Cellular SA (0.8% of net assets), a prepaid cellular service provider in the emerging markets, and NII Holdings (1.3% of net assets), which provides mobile communications to Latin American businesses, were also standout performers. Both reported robust subscriber growth as a result of increasingly widespread use of cell phones and other wireless communications devices in the emerging markets.

The fund also benefited from an emphasis on the industrials sector, particularly from exposure to the aerospace and defense industries. Precision Castparts (1.0% of net assets), manufacturer of metal castings and components for industrial and aerospace applications, was a significant contributor to the fund's return. Orders for its jet engine components skyrocketed as demand grew for new aircraft in emerging markets, including China, and among airlines in developed markets which continued to replace older jets. In the information technology sector, one standout performer was polysilicon wafer maker MEMC (1.5% of net assets) which benefited from explosive growth in the solar energy market.

Energy and health care stocks provided an additional boost to the fund's performance. A higher-than-benchmark weight in the energy sector helped, as did an emphasis on holdings with oil exposure. Among top performers in the sector were FMC Technologies (0.6% of net assets), a provider of technology solutions to oil companies, and Denbury Resources (0.9% of net assets), which specializes in the recovery of depleted oil fields using carbon dioxide. Denbury is the dominant player in the Southeastern US. In the healthcare sector, Kyphon (0.5% of net assets) was a top contributor to the fund's return. The stock of the medical device manufacturer, which provides products used in surgical spine procedures, benefited when Medtronic announced it would acquire the firm, Thermo Fisher Scientific (0.5% of net assets), a test and measurement instrument provider, also experienced continued high demand for its products and services.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

A light position in the information technology sector detracted slightly from relative returns, as did a decision not to own several key stocks that outperformed during the period. We have since established a small position in one such company, MasterCard (0.4% of net assets). While a lighter-than-index weight in the financials sector helped when the sector fell out of favor, the fund also missed out by not owning several financial stocks that were rewarded when they were acquired by other firms during the period.

The markets have become very volatile as a result of credit concerns sparked by problems in the US subprime mortgage loan sector. By sticking to our core investment process, we hope to turn volatility to the fund's advantage by seeking investment opportunities created by panic selling with the goal of maximizing returns and minimizing risk. As international demand for goods and services continues to drive economic growth, we plan to focus on allocating capital to companies with international footprints that we believe have the potential to capture the power of this growth, particularly in emerging markets. We continue to screen the investment universe for growth companies we believe are attractively valued and that have strong business models, rising profit margins and improving returns on capital.

Thank you for investing in the CMG Mid Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006. Mr. Collette has been with the advisors or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been with the advisors or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
MEMC Electronic Materials	1.5
American Tower	1.3
NII Holdings	1.3
Starwood Hotels & Resorts Worldwide	1.2
GameStop	1.1
National-Oilwell Varco	1.1
CROCS	1.1
Lam Research	1.1
Coach	1.0
Allergan	1.0

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	23.22	16.26
Russell Midcap Growth Index		21.40	18.07

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Mid Cap Growth Fund	05/05/03	19.54	16.93
Russell Midcap Growth Index		19.73	19.12

Index performance is from May 5, 2003.

Performance results may reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 0.90%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,072.90	1,021.32	3.60	3.51	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Mid Cap Value Fund returned 19.50%. The fund beat the 15.94% return of its benchmark, the Russell Midcap Value Index,1 as well as the 16.30% average return of its peer group, the Morningstar Mid-Cap Value Category.2 Strong stock selection was the main driver of performance, aided by favorable sector allocation. As bottom-up stock pickers, we targeted companies with the potential to expand top-line growth—through volume and price increases—as well as profit margins. Investments in the industrials, energy, technology and utilities sectors made the most significant contributions to fund performance, while materials and health care were minor detractors relative to the index.

Industrials, where the fund was overweight versus the index, continued to post strong gains driven by positive economic growth. Machinery stocks rallied nicely, but industrial conglomerate and aerospace and defense stocks made the real difference to performance. Standouts included McDermott International and Barnes Group (1.1% and 1.2% of net assets, respectively). Industrial conglomerate McDermott benefited from strong business prospects, including revenue, earnings, cash flow and order growth across its three business lines. The company's marine construction business did particularly well, driven by growth in the Middle East and Asia Pacific. Barnes, which makes aerospace and automotive parts, climbed amid rising aircraft orders as governments and carriers worldwide replace and expand existing fleets.

In the energy sector, stock selection drove returns. We focused on energy equipment and service companies, which benefited as strong global demand and high commodity prices encouraged more spending on exploration and production. Among the winners were National-Oilwell Varco, an equipment company, and Tesoro, a refiner (0.9% and 0.5% of net assets, respectively). National-Oilwell's earnings climbed amid growing demand for its drilling rig systems. Tesoro acquired another refiner on the West Coast, adding capacity in a part of the country where tight supply is driving pricing higher.

Technology returns also benefited from strong stock selection with the biggest gains coming from semiconductors as well as electronic equipment and instrument companies. Standouts included NVIDIA (0.8% of net assets), which is a premier supplier of high-end graphic chips, including the one used in Microsoft's new VISTA operating system. Strong top-line growth related to the adoption of the new VISTA system drove returns. Stock selection was also positive in the utilities sector, which benefited as rising demand for electricity generation led to rate increases. Public Service Enterprise Group (0.9% of net assets), an East Coast electric utility with nuclear generation capacity, also rallied after selling non-core assets and seeing increased demand for environmentally acceptable generation.

1 The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Materials and health care stocks gained nicely, but trailed the average return for the sector. In materials, the fund lost ground from its underweight in chemicals as well as metals and mining, both of which were standouts. In health care, pharmaceutical companies pressured returns. Among the detractors was Mylan Laboratories, whose earnings came in below expectations, leading us to sell the position. Returns from financials were flat in the index and the fund, despite pressure on the sector from the housing downturn and credit weakness.

Going forward, we remain optimistic about the prospects for mid-cap value stocks. Despite strong gains this past year, mid-cap valuations remained attractive at period end. Fundamentals also continued to be strong with many companies reporting positive earnings surprises for the second quarter. At period end, the fund had overweights in industrials, energy and utilities, where fundamentals seemed particularly strong, but reduced stakes in consumer discretionary, financials and materials, where we believed prospects had weakened.

We appreciate your continued confidence in CMG Mid Cap Value Fund.

Portfolio Management

Diane L. Sobin has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

David I. Hoffman has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Lori J. Ensinger has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Noah J. Petrucci has co-managed the fund since September 2004 and has been with the advisor or its predecessors or affiliate organizations since 2002.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Air Products & Chemicals	1.7
PPL	1.6
American Electric Power	1.6
Plum Creek Timber	1.5
Entergy	1.5
PG&E	1.4
L-3 Communications Holdings	1.4
Hess	1.4
Ambac Financial Group	1.3
Edison International	1.3

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Mid Cap Value Fund	05/05/03	19.50	17.92
Russell Midcap Value Index		15.94	21.28

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Mid Cap Value Fund	05/05/03	24.81	19.72
Russell Midcap Value Index		22.09	23.45

Index performance is from May 5, 2003.

Performance results may reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.70% and 0.95%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the index during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES – CMG Mid Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,042.20	1,021.32	3.54	3.51	0.70

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Small Cap Growth Fund returned 22.69%. For the same period, the fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index, returned 16.83% and 12.12%, respectively.1 The average return of the fund's peer group, the Morningstar Small Growth Category2 was 17.66%. The fund's strong performance relative to its benchmarks and peer group was due to positive stock selection across the board and strong performance from the information technology, telecommunications, industrials and energy sectors.

Holdings in the semiconductor segment of the information technology sector provided the largest boost to returns during the period. Atheros Communications (1.1% of net assets), which makes chip sets for wireless local area network (LAN) devices, benefited from increased wireless networking in homes and businesses. The stock of semiconductor testing equipment manufacturer Verigy (1.2% of net assets) rose on strong sales of a new, more efficient testing process developed by the firm.

Telecommunications services holdings also helped the fund's performance, led by Millicom International Cellular SA (0.8% of net assets), a prepaid cellular service provider in the emerging markets, and SBA Communications (1.3% of net assets), a leading US wireless tower owner and operator. Millicom benefited from robust subscriber growth due to growing adoption of cell phone use in the emerging markets. Internet backbone provider Cogent Communications Group (0.9% of net assets) also saw strong growth during the period as the global use of Internet data continued to increase.

Several trends that drove worldwide demand for the products and services of holdings in the industrials and energy sectors also helped the fund's return. The continued build-out of Internet connectivity and electrical infrastructure worldwide helped General Cable (1.0% of net assets) turn in top-notch performance, on heightened demand for its copper and fiber optic wires. Growing demand for clean energy technology, including expanded use of solar power, was another trend that benefited the fund. The trend generated strong performance from SunPower (0.6% of net assets) and JA Solar Holdings (0.5% of net assets), which manufacture solar cells. Diana Shipping (0.8% of net assets) experienced high demand for its fleet of dry bulk cargo carriers due to a tight vessel market and growing demand from Asia. Holdings in the energy sector outperformed across the board, led by offshore driller Atwood Oceanics (1.0% of net assets) and Core

1 The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Laboratories (0.8% of net assets), which specializes in helping exploration and production companies produce more oil and gas through its reservoir description and enhancement services.

The fund's performance suffered slightly due to its lack of exposure to one particular strong performer in the materials sector of the index. Returns were also dampened by poor performance from Bare Escentuals, a cosmetics company that sells mineral-based make-up products. The firm's business suffered when competition came on more quickly than it had anticipated. We subsequently sold the stock.

The global markets have experienced a dramatic increase in price volatility due to investors' heightened risk concerns sparked by problems in the US subprime mortgage loan sector. We intend to navigate this volatile period by sticking to our core investment process while taking advantage of attractive opportunities arising from panic selling with the goal of maximizing returns and minimizing risk. As international demand for goods and services continues to drive economic growth, we plan to expand our position in companies with international footprints that we believe have the potential to capture the power of this growth, particularly in emerging markets. We continue to screen the investment universe for growth companies we believe are attractively valued and that have strong business models, rising profit margins and improving returns on capital.

Thank you for investing in CMG Small Cap Growth Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
ICON PLC	1.7
SBA Communications	1.3
Verigy	1.2
BE Aerospace	1.2
CROCS	1.2
GameStop	1.2
Atheros Communications	1.1
Kyphon	1.1
Warnaco Group	1.1
Huron Consulting Group	1.1

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	22.69	19.26	10.17
Russell 2000 Index		12.12	16.02	7.80
Russell 2000 Growth Index		16.83	15.68	4.20

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	10-year
CMG Small Cap Growth Fund	08/30/89	18.85	16.37	11.32
Russell 2000 Index		16.43	13.88	9.06
Russell 2000 Growth Index		16.83	13.08	5.28

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 1.23%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/09.

Growth of a $3,000,000 investment, August 1, 1997 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the indices during the period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,071.41	1,020.83	4.11	4.01	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Small Cap Value Fund returned 12.82%. The fund outperformed its benchmarks, the Russell 2000 Value Index and the Russell 2000 Index, which returned 7.67% and 12.12%, respectively.1 Its return was higher than the average return of its peer group, the Morningstar Small Value Category, which was 11.29% over the same period.2 Favorable sector weights and strong stock selection in the industrials and financials sectors helped performance. We maintained our long-term focus on what we believe to be high quality companies with strong competitive and financial positions, good earnings growth prospects and reasonable valuations. Despite our avoidance of some of the lower quality companies that were star performers during the year, this strategy worked well for the fund.

Conditions were ripe for small-cap stocks throughout the period, as relatively low interest rates, a favorable credit environment and liquidity in the financial system fueled a pick-up in mergers and acquisitions, which drove significant gains. In addition, small-cap earnings growth remained strong and continued to attract investor attention. Within the sector, growth stocks significantly outperformed value stocks. Small-cap returns lagged mid- and large-cap gains by four to six percentage points.

Financials posted only modest gains, but had a positive impact on the fund's performance. An underweight in the sector overall, as well as in weaker-performing industries such as real estate investment trusts (REITs) and "thrifts," which include savings and loan organizations and savings banks, helped the fund outperform its benchmarks and the average for its peer group. In particular, we avoided REITs with exposure to the poorly performing subprime mortgage market and owned some REITs that were bought out at premium prices. Insurance stocks further boosted returns, led by a large investment in Navigators Group (0.9% of net assets). The company benefited from huge rate increases following Hurricane Katrina and benign weather conditions in the Gulf of Mexico this past year.

Industrials were strong performers in the index and even better performers in the fund, thanks to positive stock selection and overweights in aerospace and defense as well as construction and engineering. The aerospace industry, where the fund had a number of investments, did well as demand remained strong. Construction and engineering returns especially benefited from outsized gains posted by KHD Humboldt Wedag International (0.9% of net assets), a large holding that rallied on the back of strong Asian and European industrial growth.

1 The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Overall, the fund's materials holdings generated a solid, double-digit return yet trailed the sector average largely because we did not own many of the lower quality, highly leveraged names that rallied sharply as commodity prices rose. Although the fund missed out on the significant gains generated by some of these lower quality stocks during this period, we believe that our focus on higher quality names is a more prudent strategy for the long term. A few of the fund's holdings declined, including Glatfelter (0.4% of net assets), a manufacturer of fine paper, which struggled with the integration of two recent acquisitions. Consumer discretionary and consumer staples returns modestly lagged the sectors' respective returns in the Russell 2000 Value Index, again because the fund did not own highly leveraged companies that did well. A sizable underweight in the consumer discretionary sector also worked against the fund during the period, as many of the "old economy" industries that we avoided, including newspapers and auto parts, benefited from takeover activity.

We think small-cap stocks can continue their climb, especially if liquidity and credit trends remain positive, interest rates move up at a moderate pace and merger and acquisitions activity continues to be strong. The fund is positioned for the possibility of higher interest rates with a fairly aggressive underweight in financials and for increased market volatility with an overweight in health care. In addition, we believe that the higher quality companies we favor have the potential to hold their own when interest rates rise, because they tend to be less affected by higher borrowing costs and earn more on their cash positions.

Thank you for investing in CMG Small Cap Value Fund.

Portfolio Management

Stephen Barbaro has managed or co-managed the the fund since the fund's inception and has been with the advisor or its predecessors or affiliate organizations since 1976.

Jeremy Javidi has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 2000.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Harsco	1.3
Woodward Governor	1.1
Pediatrix Medical Group	1.1
Consolidated Graphics	0.9
Navigators Group	0.9
Cash America International	0.9
KHD Humboldt Wedag International	0.9
Anixter International	0.8
Range Resources	0.8
MPS Group	0.8

Holdings are calculated as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may not approach the value the advisor has placed on it.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	Life
CMG Small Cap Value Fund	05/05/03	12.82	19.61
Russell 2000 Value Index		7.67	18.59
Russell 2000 Index		12.12	17.62

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	Life
CMG Small Cap Value Fund	05/05/03	17.03	21.84
Russell 2000 Value Index		16.05	21.58
Russell 2000 Index		16.43	20.04

Index performance is from May 5, 2003.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.80% and 0.94%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, May 5, 2003 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the indices during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small Cap Value Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	991.52	1,020.83	3.95	4.01	0.80

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.80%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Small/Mid Cap Fund returned 21.66%. The fund's return was higher than both its benchmarks, the Russell 2500 Growth Index and the Russell 2500 Index, which returned 19.88% and 15.55%, respectively.1 The fund performed in line with the 21.61% average return of its peer group, the Morningstar Mid Cap Growth Category2 for the same period. Stock selection drove the fund's strong performance during the period, with holdings in the industrials, materials and consumer discretionary sectors leading the way.

Several trends boosted the business results of holdings in the industrials and materials sectors. Increasing regulatory action, civil litigation and merger and acquisition activity, together with growing competition for federal research grants, drove demand for the services of Huron Consulting Group (0.7% of net assets), a specialist in business reorganization, email discovery and grant applications. New regulations prohibiting auditors from providing consulting services also aided Huron's growth. General Cable (1.0% of net assets) benefited from high demand for its copper and fiber optic wires due to the continued build-out of worldwide Internet connectivity and electrical infrastructure. In the materials sector, this trend also helped Freeport-McMoRan Copper & Gold (1.0% of net assets), a copper and gold mining firm. Increased demand for clean energy technologies, including solar power, benefited SunPower (0.7% of net assets), which manufactures solar cells. Potash Corp. of Saskatchewan (1.4% of net assets) saw heightened demand for its fertilizer chemicals due to a global farming trend.

Top contributors in the consumer discretionary sector were the beneficiaries of global expansion plans and rising brand-name popularity. CROCS (1.2% of net assets), maker of functional and fashionable foam shoes, significantly expanded its business with new products and more sales channels around the globe. Further expansion into the emerging markets helped boost the stock price of Coach (0.6% of net assets), which sells fine leather goods and other accessories. During the period, Coach established an on-the-ground business presence in China, a region where the firm has been accelerating store openings over the past several years.

The fund's return was dampened slightly by poor performance from Bare Escentuals, a cosmetics company selling mineral-based make-up products. The firm's business suffered when competition came on more quickly than it anticipated. We subsequently sold the stock. Several holdings in the health care and information technology sectors also performed poorly during the period. The stock of game software maker THQ (0.5% of net assets) declined due to

1 The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

investor concerns about a peak in the gaming cycle. We continue to hold the stock as we don't believe that cycle has peaked.

The markets have become very volatile as a result of credit concerns sparked by problems in the US subprime mortgage loan sector. By sticking to our core investment process, we intend to turn the volatility to the fund's advantage by seeking investment opportunities created by panic selling with the goal of maximizing returns and minimizing risk. As international demand for goods and services continues to drive economic growth, we are focused on allocating capital to companies with international footprints that we believe have the potential to capture the power of this growth, particularly in the emerging markets. We continue to screen the investment universe for growth companies that we believe are attractively valued and that have strong business models, rising profit margins and improving returns on capital.

We appreciate your continued confidence in the CMG Small/Mid Cap Fund.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Potash Corp. of Saskatchewan	1.4
NII Holdings	1.3
Verigy	1.3
CROCS	1.2
GameStop	1.1
Denbury Resources	1.0
MEMC Electronic Materials	1.0
FMC Technologies	1.0
Vocus	1.0
Affiliated Managers Group	1.0

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	21.66	16.60	6.55
Russell 2500 Growth Index		19.88	16.79	5.82
Russell 2500 Index		15.55	16.87	10.97

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	Life
CMG Small/Mid Cap Fund	12/01/00	18.48	14.89	7.09
Russell 2500 Growth Index		19.03	14.71	6.59
Russell 2500 Index		18.74	15.30	12.12

Index performance is from December 1, 2000.

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 0.98%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, December 1, 2000 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the indices during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 2500 Growth Index measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG Small/Mid Cap Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,065.41	1,021.08	3.84	3.76	0.75

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG International Stock Fund returned 24.77%. The fund's return was higher than the return of one of its benchmark, the MSCI EAFE Index, which was 23.91%, and lower than the return of its other benchmark, the MSCI All Country World ex U.S. Index, which was 28.46%.1 The fund outperformed the average return of its peer group, the Morningstar Foreign Large Blend Category, which was 23.59%.2 The fund's exposure to China was a key contributor to performance. An underweight in Australia, a market that rose substantially because of the global demand for raw materials, detracted from results.

Over the period, we favored companies that we believed would benefit from global economic growth and the massive infrastructure development in the emerging markets. In China, two of the biggest contributors to performance were Yanzhou Coal Mining and China Mobile, the country's biggest telecommunications company (0.7% and 0.6% of net assets, respectively). The stocks of both companies rose because of robust demand for their products.

An emphasis on Germany, one of the best-performing markets, also contributed substantially to return. After implementing more market friendly policies over the past couple of years, Germany has become a leading global competitor, and many of its engineering and technology companies are at the heart of an infrastructure development and capital spending boom taking place throughout the world. Individual stocks in Europe that aided results included: Volvo AB (0.7% of net assets), a manufacturer of trucks and earth-moving equipment; Salzgitter AG (1.1% of net assets), a German steel company, which benefited from a run-up in steel prices and from the spin off of one of its subsidiaries; and JM AB (0.4% of net assets), a Swedish homebuilder that was buoyed by rising prices in a strong housing market.

Despite rising energy prices, the energy sector underperformed other sectors in the indices during the period and the fund lost ground relative to the indices because of its overweight in energy. However, the portfolio's individual energy stocks delivered solid returns. At a time when investors emphasized risky assets, health care, a more defensive industry, was disappointing. Individual stocks that detracted from performance included PartyGaming PLC, a UK-based on-line poker company. After the United States passed legislation that prohibits financial institutions from processing on-line gaming transactions, PartyGaming's revenues declined about 70%. We sold the stock. Randstad Holdings NV (0.9% of net assets), a temporary employment agency headquartered in the Netherlands, was also disappointing because of a slowdown in business in the United States and in Germany.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index, Securities in the fund may not match those in an index.

2 ©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Looking ahead, we have a favorable opinion regarding the global backdrop for stocks. Interest rates, though rising, are relatively low and inflation appears contained, which bodes well for monetary policies. We believe that global growth has the potential to remain relatively strong. While this environment should favor equities, problems in the US subprime mortgage market have triggered a wave of volatility that is likely to continue for some time. We have used this volatility to invest in certain European banks that have declined substantially but that have limited exposure to subprime mortgages. We are carefully monitoring events in France. The new government was elected on a labor reform platform, and we believe that France could be a source of attractive opportunities should the government implement market friendly policies similar to those instituted in Germany. We also believe that the build-out of the infrastructure in the emerging markets is likely to continue to be a theme in the portfolio.

We appreciate your continued confidence in the CMG International Stock Fund.

Portfolio Management

Fred Copper has managed or co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2005.

The fund's top ten holdings and countries (as a percentage of net assets) as of July 31, 2007 were:

Holdings	(%)	Countries	(%)
Total SA	2.2	Japan	20.8
Novartis AG, Registered Shares	1.9	United Kingdom	13.6
iShares MSCI EAFE Index Fund	1.8	Germany	9.5
Nokia Oyj	1.8	France	9.4
Banco Santander Central Hispano SA	1.7	Switzerland	8.6
BASF AG	1.7	Sweden	4.0
E.ON AG	1.6	Netherlands	3.8
Banco Bilbao Vizcaya Argentaria SA	1.6	Spain	3.4
Barclays PLC	1.6	United States	2.5
BNP Paribas	1.4	Canada	2.3

Holdings and country breakdowns are disclosed as a percentage of net assets, and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings and country breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuation, risks associated with possible differences in financial standards and other monetary political risks.

A concentration of investments in a specific sector, such as the technology sector, may cause the fund to experiences increased volatility.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	24.77	17.22	7.49
MSCI EAFE Index		23.91	19.85	7.33
MSCI All Country World ex U.S. Index		28.46	22.34	8.33

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	10-year
CMG International Stock Fund	02/01/94	28.14	15.62	7.97
MSCI EAFE Index		27.00	17.73	7.66
MSCI All Country World ex U.S. Index		30.15	19.93	8.58

Performance results reflect any waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.75% and 0.81%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 03/01/09.

Growth of a $3,000,000 investment, August 1, 1997 to July 31, 2007

The chart above shows the growth in value of a hypothetical $3,000,000 investment in the fund compared to the indices during the stated time period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI All Country World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

UNDERSTANDING YOUR EXPENSES — CMG International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 – July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,085.39	1,021.04	3.91	3.79	0.76

Expenses paid during the period are equal to the fund's annualized expense ratio of 0.76%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,
	2007		2006		2005	2004	2003 (a)
Net asset value, beginning of period	$13.52		$13.49		$11.97	$10.73	$10.00
Income from investment operations:
Net investment income (b)	0.25		0.23		0.24 (c)	0.17	0.04
Net realized and unrealized gain on investments and futures contracts	1.88		0.76		1.58	1.13	0.69
Total from investment operations	2.13		0.99		1.82	1.30	0.73
Less distributions declared to shareholders:
From net investment income	(0.22)		(0.25)		(0.20)	(0.05)	-
From net realized gains	(0.90)		(0.71)		(0.10)	(0.01)	-
Total distributions declared to shareholders	(1.12)		(0.96)		(0.30)	(0.06)	-
Net asset value, end of period	$14.53		$13.52		$13.49	$11.97	$10.73
Total return (d)(e)	15.87%		7.56%		15.32%	12.08%	7.30	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)..	$222,698		$100,973		$91,633	$98,247	$9,134
Ratio of net operating expenses to average net assets	0.25%		0.25%		0.25%	0.25%	0.25	%(g)
Ratio of interest expense to average net assets	-	%(h)	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.25%		0.25%		0.25%	0.25%	0.25	%(g)
Ratio of net investment income to average net assets	1.73%		1.70%		1.91%	1.43%	1.50	%(g)
Waiver/reimbursement .	0.05%		0.06%		0.04%	0.05%	1.37	%(g)
Portfolio turnover rate	45%		66%		49%	60%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

					Period Ended
	Year Ended July 31,				July 31,
	2007	2006		2005	2004 (a)
Net asset value, beginning of period	$11.12	$11.65		$10.25	$10.00
Income from investment operations:
Net investment income (b)	0.08	0.07		0.12 (c)	0.03
Net realized and unrealized gain on investments	2.08	0.14		1.37	0.23
Total from investment operations	2.16	0.21		1.49	0.26
Less distributions declared to shareholders:
From net investment income	(0.08)	(0.08)		(0.09)	(0.01)
From net realized gains	(0.69)	(0.66)		-	-
Total distributions declared to shareholders	(0.77)	(0.74)		(0.09)	(0.01)
Net asset value, end of period	$12.51	$11.12		$11.65	$10.25
Total return (d)(e)	19.77%	1.63%		14.55%	2.57	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$58,978	$35,765		$40,312	$40,684
Ratio of net operating expenses to average net assets	0.50%	0.50%		0.50%	0.50	%(g)
Ratio of interest expense to average net assets	-	-	%(h)	-	-
Ratio of net expenses to average net assets	0.50%	0.50%		0.50%	0.50	%(g)
Ratio of net investment income to average net assets	0.63%	0.62%		1.07%	0.31	%(g)
Waiver/reimbursement	0.16%	0.13%		0.07%	0.14	%(g)
Portfolio turnover rate	179%	180%		120%	114	%(f)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

						Period Ended
	Year Ended July 31,					July 31,
	2007	2006		2005		2004 (a)
Net asset value, beginning of period	$11.89	$12.54		$11.09		$10.00
Income from investment operations:
Net investment income (b)	0.22	0.22		0.24		0.18
Net realized and unrealized gain on investments	1.38	0.92		1.46		0.93
Total from investment operations	1.60	1.14		1.70		1.11
Less distributions declared to shareholders:
From net investment income	(0.22)	(0.28)		(0.22)		(0.02)
From net realized gains	(0.97)	(1.51)		(0.03)		-
Total distributions declared to shareholders	(1.19)	(1.79)		(0.25)		(0.02)
Net asset value, end of period	$12.30	$11.89		$12.54		$11.09
Total return (c)(d)	13.69%	9.85	%(e)	15.41	%(f)	11.15	%(g)
Ratios/Supplemental data:
Net assets, end of period (000's)	$44,830	$37,280		$38,731		$47,855
Ratio of net expenses to average net assets	0.50%	0.50%		0.50%		0.50	%(h)
Ratio of net investment income to average net assets	1.78%	1.78%		1.99%		1.86	%(h)
Waiver/reimbursement	0.18%	0.13%		0.07%		0.14	%(h)
Portfolio turnover rate	92%	97%		45%		46	%(g)

(a)  The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to a compliance violation. The reimbursement had an impact of less than 0.01% on the Fund's total return.

(g) Not annualized.

(h) Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of CMG Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended July 31,
	2007	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.98	$14.15	$11.04	$10.93	$10.00
Income from investment operations:
Net investment income (loss) (b)	0.09	0.01	(0.03)	(0.05)	(0.01)
Net realized and unrealized gain on investments, written options and foreign currency transactions	3.21	1.20	3.14	0.17	0.94
Total from investment operations	3.30	1.21	3.11	0.12	0.93
Less distributions declared to shareholders:
From net investment income	(0.05)	-	-	-	-
From net realized gains	(1.75)	(0.38)	-	(0.01)	-
Total distributions declared to shareholders	(1.80)	(0.38)	-	(0.01)	-
Net asset value, end of period	$16.48	$14.98	$14.15	$11.04	$10.93
Total return (c)(d)	23.22%	8.56%	28.17%	1.06%	9.30	%(e)
Ratios/Supplemental data:
Net assets, end of period (000's) .	$28,674	$23,636	$24,881	$19,284	$2,161
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70	%(f)
Ratio of net investment income (loss) to average net assets	0.54%	0.08%	(0.21)%	(0.38)%	(0.44	)%(f)
Waiver/reimbursement	0.25%	0.20%	0.21%	0.22%	3.85	%(f)
Portfolio turnover rate	152%	65%	141%	169%	23	%(e)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended July 31,
	2007	2006	2005	2004	2003 (a)
Net asset value, beginning of period	$14.02	$15.17	$12.58	$10.69	$10.00
Income from investment operations:
Net investment income (b)	0.22	0.15	0.11	0.07	0.01
Net realized and unrealized gain on investments, written options and foreign currency transactions	2.34	1.14	2.66	1.84	0.68
Total from investment operations	2.56	1.29	2.77	1.91	0.69
Less distributions declared to shareholders:
From net investment income .	(0.18)	(0.16)	(0.09)	(0.02)	-
From net realized gains	(2.31)	(2.28)	(0.09)	- (c)	-
Total distributions declared to shareholders	(2.49)	(2.44)	(0.18)	(0.02)	-
Net asset value, end of period	$14.09	$14.02	$15.17	$12.58	$10.69
Total return (d)(e)	19.50%	9.30%	22.14%	17.91%	6.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$19,296	$17,762	$21,277	$21,994	$2,651
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70	%(g)
Ratio of net investment income to average net assets ...	1.49%	1.02%	0.78%	0.54%	0.49	%(g)
Waiver/reimbursement	0.36%	0.25%	0.19%	0.20%	3.61	%(g)
Portfolio turnover rate .	63%	59%	59%	9%	2	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$2.03		$6.57		$5.07	$4.62	$3.67		$4.41
Income from investment operations:
Net investment loss (b)	(0.01)		(0.02)		(0.03)	(0.03)	(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments, written options and and foreign currency transactions	0.42		0.53	(c)	1.53	0.48	0.97		(0.72)
Total from investment operations	0.41		0.51		1.50	0.45	0.95		(0.74)
Less distributions declared to shareholders:
From net realized gains	(0.49)		(5.05	)(d)	-	-	-		- (e)
Net asset value, end of period	$1.95		$2.03		$6.57	$5.07	$4.62		$3.67
Total return (f)	22.69	%(g)	10.46	%(g)	29.59%	9.74%	25.89	%(h)	(16.76)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$39,899		$40,183		$30,317	$292,028	$293,924		$227,874
Ratio of net operating expenses to average net assets (i)	0.80%		1.09%		0.85%	0.79%	0.81	%(j)	0.79%
Ratio of interest expense to average net assets	-	%(k)	-		-	-	-		-
Ratio of net expenses to average net assets (i)	0.80%		1.09%		0.85%	0.79%	0.81	%(j)	0.79%
Ratio of net investment loss to average net assets (i)	(0.25)%		(0.88)%		(0.61)%	(0.62)%	(0.55	)%(j)	(0.49)%
Waiver/reimbursement	0.27%		0.21%		-	-	-		-
Portfolio turnover rate	158%		112%		119%	123%	89	%(h)	120%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  The amount shown for a share outstanding does not correspond with the aggregate gain (loss) on investments for the period due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from custody credits had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,					Period Ended July 31,
	2007	2006		2005	2004	2003 (a)
Net asset value, beginning of period	$15.31	$16.06		$13.91	$11.29	$10.00
Income from investment operations:
Net investment income (b)	0.11	0.09		0.11	0.11	0.02
Net realized and unrealized gain on investments	1.82	1.06		3.11	2.79	1.27
Total from investment operations	1.93	1.15		3.22	2.90	1.29
Less distributions declared to shareholders:
From net investment income	(0.12)	(0.13)		(0.10)	(0.06)	-
From net realized gains	(3.18)	(1.77)		(0.97)	(0.22)	-
Total distributions declared to shareholders	(3.30)	(1.90)		(1.07)	(0.28)	-
Net asset value, end of period	$13.94	$15.31		$16.06	$13.91	$11.29
Total return (c)(d) .	12.82%	7.90	%(e)	23.57%	25.79%	12.90	%(f)
Ratios/Supplemental data:
Net assets, end of period (000's)	$31,952	$33,439		$36,989	$40,356	$21,356
Ratio of net operating expenses to average net assets	0.80%	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of interest expense to average net assets	0.01%	-	%(h)	-	-	-
Ratio of net expenses to average net assets	0.81%	0.80%		0.80%	0.80%	0.80	%(g)
Ratio of net investment income to average net assets	0.75%	0.60%		0.77%	0.82%	0.66	%(g)
Waiver/Reimbursement	0.22%	0.14%		0.12%	0.09%	0.36	%(g)
Portfolio turnover rate	50%	37%		41%	53%	5	%(f)

(a)  The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f)  Not annualized.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$11.24		$11.49		$8.77	$8.30	$6.96		$8.00
Income from investment operations:
Net investment loss (b)	-	(c)	(0.05)		(0.04)	(0.05)	(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions .	1.01		1.07		2.76	0.52	1.37		(1.00)
Total from investment operations	1.01		1.02		2.72	0.47	1.34		(1.04)
Less distributions declared to shareholders:
From net realized gains	(7.69	)(d)	(1.27)		-	-	-		-
Net asset value, end of period	$4.56		$11.24		$11.49	$8.77	$8.30		$6.96
Total return (e)(f)	21.66%		9.17	%(g)	31.01%	5.66%	19.25	%(h)	(13.00)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$12,516		$8,773		$38,755	$50,662	$73,926		$54,769
Ratio of net expenses to average net assets	0.75%		0.75%		0.75%	0.75%	0.78	%(i)(j)	0.80	%(j)
Ratio of net investment loss to average net assets .	(0.01)%		(0.45)%		(0.37)%	(0.49)%	(0.50	)%(i)(j)	(0.45	)%(j)
Waiver/reimbursement	0.57%		0.23%		0.09%	0.06%	0.06	%(i)	0.06%
Portfolio turnover rate	158%		109%		170%	91%	84	%(h)	125%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Capital gain distributions were declared in the current year after significant shareholder redemptions reduced the size of the Fund in the prior year.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Not annualized.

(i)  Annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,								Period Ended July 31,		Year Ended October 31,
	2007		2006		2005		2004		2003 (a)		2002
Net asset value, beginning of period	$14.63		$13.76		$12.17		$10.33		$9.32		$10.42
Income from investment operations:
Net investment income (b)	0.27		0.26		0.19		0.14		0.11		0.02
Net realized and unrealized gain (loss) on investments, foreign currency transactions and foreign capital gains tax	2.98		2.85		1.79		1.76		0.95		(1.09)
Total from investment operations	3.25		3.11		1.98		1.90		1.06		(1.07)
Less distributions declared to shareholders:
From net investment income	(0.36)		(0.27)		(0.10)		(0.06)		(0.05)		(0.03)
From net realized gains	(2.92)		(1.97)		(0.29)		-		-		-
Total distributions declared to shareholders	(3.28)		(2.24)		(0.39)		(0.06)		(0.05)		(0.03)
Net asset value, end of period	$14.60		$14.63		$13.76		$12.17		$10.33		$9.32
Total return (c)	24.77	%(d)(e)	24.31	%(d)	16.31	%(d)	18.40	%(d)	11.39	%(d)(f)	(10.28)%
Ratios/Supplemental data:
Net assets, end of period (000's)	$120,314		$105,738		$136,144		$152,251		$58,488		$20,616
Ratio of net operating expenses to average net assets	0.75%		0.75%		0.75%		0.75%		0.93	%(g)(h)	1.31	%(h)
Ratio of interest expense to average net assets	0.01%		0.01%		-		-		-		-
Ratio of net expenses to average net assets	0.76%		0.76%		0.75%		0.75%		0.93	%(g)(h)	1.31	%(h)
Ratio of net investment income to average net assets	1.87%		1.84%		1.47%		1.16%		1.50	%(g)(h)	0.21	%(h)
Waiver/reimbursement	0.07%		0.06%		0.03%		0.05%		0.06	%(g)	-
Portfolio turnover rate	80%		86%		68%		91%		59	%(f)	111%

(a) The Fund changed its fiscal year end from October 31 to July 31.

(b) Per share data was calculated using the average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(f) Not annualized.

(g) Annualized.

(h) The benefits derived from custody credits had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.9%)
Consumer Discretionary (9.6%)
Automobiles (1.0%)
General Motors Corp. (a)	50,300	$1,629,720
Harley-Davidson, Inc. (a)	8,200	470,024
		2,099,744
Diversified Consumer Services (0.2%)
Apollo Group, Inc., Class A (b)	8,400	496,524
Hotels, Restaurants & Leisure (1.8%)
Darden Restaurants, Inc.	16,200	689,634
Marriott International, Inc., Class A	21,900	909,945
McDonald's Corp.	20,200	966,974
Starbucks Corp. (b)	4,600	122,728
Wyndham Worldwide Corp. (a)(b)	17,700	595,605
Yum! Brands, Inc.	21,000	672,840
		3,957,726
Internet & Catalog Retail (0.1%)
Amazon.com, Inc. (a)(b)	1,600	125,664
IAC/InterActiveCorp (b)	5,400	155,196
		280,860
Leisure Equipment & Products (0.4%)
Mattel, Inc.	37,900	868,289
Media (3.1%)
CBS Corp., Class B	19,300	612,196
DIRECTV Group, Inc. (b)	111,700	2,503,197
Gannett Co., Inc.	4,900	244,510
McGraw-Hill Companies, Inc.	6,500	393,250
Time Warner, Inc.	38,100	733,806
Viacom, Inc., Class B (b)	27,500	1,053,250
Walt Disney Co.	43,000	1,419,000
		6,959,209
Multiline Retail (1.4%)
J.C. Penney Co., Inc. (a)	17,400	1,183,896
Kohl's Corp. (b)	21,100	1,282,880
Nordstrom, Inc.	15,000	713,700
		3,180,476
Specialty Retail (1.0%)
AutoNation, Inc. (a)(b)	27,100	527,908
Autozone, Inc. (b)	1,800	228,258
Home Depot, Inc.	21,700	806,589
Lowe's Companies, Inc.	100	2,801
RadioShack Corp. (a)	18,500	464,905
Sherwin-Williams Co.	1,700	118,473
		2,148,934
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc. (b)	28,300	1,286,518
		21,278,280

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (9.3%)
Beverages (1.1%)
Coca-Cola Co.	27,100	$1,412,181
PepsiCo, Inc.	15,600	1,023,672
		2,435,853
Food & Staples Retailing (2.3%)
CVS Caremark Corp.	65,600	2,308,464
Kroger Co.	33,800	877,448
Safeway, Inc.	7,000	223,090
Sysco Corp.	10,900	347,492
Wal-Mart Stores, Inc.	28,400	1,304,980
		5,061,474
Food Products (2.2%)
Campbell Soup Co.	15,200	559,816
ConAgra Foods, Inc.	18,400	466,440
Dean Foods Co. (a)	16,800	483,336
General Mills, Inc.	36,400	2,024,568
Sara Lee Corp.	90,300	1,431,255
		4,965,415
Household Products (1.7%)
Clorox Co.	7,600	459,496
Colgate-Palmolive Co.	11,000	726,000
Procter & Gamble Co.	40,700	2,517,702
		3,703,198
Personal Products (0.2%)
Estee Lauder Companies, Inc., Class A (a)	9,800	441,196
Tobacco (1.8%)
Altria Group, Inc.	34,600	2,299,862
Reynolds American, Inc. (a)	28,700	1,755,579
		4,055,441
		20,662,577
Energy (11.0%)
Energy Equipment & Services (1.0%)
BJ Services Co.	36,300	949,245
Halliburton Co.	26,100	940,122
Schlumberger Ltd.	4,500	426,240
		2,315,607
Oil, Gas & Consumable Fuels (10.0%)
Chevron Corp.	49,200	4,194,792
ConocoPhillips	20,500	1,657,220
Exxon Mobil Corp.	106,600	9,074,858
Hess Corp.	500	30,600
Marathon Oil Corp.	59,800	3,300,960
Occidental Petroleum Corp.	8,300	470,776

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco, Inc.	13,700	$914,064
Valero Energy Corp.	39,400	2,640,194
		22,283,464
		24,599,071
Financials (19.4%)
Capital Markets (6.2%)
Bear Stearns Companies, Inc. (a)	15,500	1,878,910
Charles Schwab Corp.	28,100	565,653
E*TRADE Financial Corp. (b)	2,900	53,708
Goldman Sachs Group, Inc. (a)	20,500	3,860,970
Lehman Brothers Holdings, Inc.	34,500	2,139,000
Merrill Lynch & Co., Inc.	42,300	3,138,660
Morgan Stanley	33,700	2,152,419
Northern Trust Corp.	500	31,230
		13,820,550
Commercial Banks (1.9%)
BB&T Corp.	4,900	183,358
Fifth Third Bancorp (a)	10,700	394,723
Regions Financial Corp.	2,500	75,175
SunTrust Banks, Inc.	4,500	352,350
U.S. Bancorp	24,700	739,765
Wachovia Corp.	27,400	1,293,554
Wells Fargo & Co.	34,600	1,168,442
		4,207,367
Consumer Finance (0.3%)
American Express Co.	9,800	573,692
Discover Financial Services (b)	9,600	221,280
		794,972
Diversified Financial Services (4.4%)
CIT Group, Inc.	5,600	230,608
Citigroup, Inc.	109,600	5,104,072
JPMorgan Chase & Co.	102,400	4,506,624
		9,841,304
Insurance (5.6%)
ACE Ltd.	3,000	173,160
Allstate Corp.	49,200	2,614,980
Ambac Financial Group, Inc.	900	60,435
American International Group, Inc.	53,400	3,427,212
Genworth Financial, Inc., Class A (a)	1,300	39,676
Hartford Financial Services Group, Inc.	1,400	128,618
Loews Corp.	10,200	483,480
MBIA, Inc. (a)	5,700	319,770
MetLife, Inc.	15,500	933,410
Principal Financial Group, Inc.	2,500	140,975
Prudential Financial, Inc.	10,500	930,615
SAFECO Corp.	15,900	929,673

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Travelers Companies, Inc.	30,900	$1,569,102
XL Capital Ltd., Class A	8,700	677,382
		12,428,488
Real Estate Investment Trusts (REITs) (0.2%)
Plum Creek Timber Co., Inc. (a)	5,800	225,388
ProLogis	2,600	147,940
		373,328
Thrifts & Mortgage Finance (0.8%)
Countrywide Financial Corp.	28,500	802,845
Fannie Mae	5,400	323,136
Freddie Mac	8,000	458,160
Hudson City Bancorp, Inc. (a)	8,300	101,426
MGIC Investment Corp. (a)	1,000	38,660
Washington Mutual, Inc. (a)	3,300	123,849
		1,848,076
		43,314,085
Health Care (11.5%)
Biotechnology (1.6%)
Amgen, Inc. (b)	40,300	2,165,722
Biogen Idec, Inc. (a)(b)	3,200	180,928
Gilead Sciences, Inc. (b)	34,800	1,295,604
		3,642,254
Health Care Equipment & Supplies (0.8%)
Covidien Ltd. (b)	6,700	274,365
Medtronic, Inc.	23,400	1,185,678
Zimmer Holdings, Inc. (b)	2,400	186,624
		1,646,667
Health Care Providers & Services (3.9%)
Aetna, Inc.	17,800	855,646
AmerisourceBergen Corp.	35,600	1,677,116
CIGNA Corp.	13,000	671,320
Coventry Health Care, Inc. (b)	10,500	586,005
Express Scripts, Inc. (b)	1,200	60,156
Humana, Inc. (b)	23,400	1,499,706
McKesson Corp.	3,800	219,488
Quest Diagnostics, Inc. (a)	6,000	332,820
UnitedHealth Group, Inc.	8,300	401,969
WellPoint, Inc. (b)	32,600	2,448,912
		8,753,138
Health Care Technology (0.0%)
IMS Health, Inc.	1,700	47,821
Life Sciences Tools & Services (0.1%)
PerkinElmer, Inc.	100	2,783
Waters Corp. (b)	3,700	215,562
		218,345

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (5.1%)
Abbott Laboratories	22,200	$1,125,318
Forest Laboratories, Inc. (b)	70,400	2,830,080
Johnson & Johnson	58,000	3,509,000
King Pharmaceuticals, Inc. (b)	9,000	153,090
Merck & Co., Inc.	18,600	923,490
Pfizer, Inc.	113,900	2,677,789
		11,218,767
		25,526,992
Industrials (11.3%)
Aerospace & Defense (5.0%)
Boeing Co.	12,100	1,251,503
General Dynamics Corp.	6,200	487,072
Honeywell International, Inc.	26,000	1,495,260
L-3 Communications Holdings, Inc.	4,900	478,044
Lockheed Martin Corp.	32,900	3,239,992
Northrop Grumman Corp.	22,300	1,697,030
Raytheon Co.	33,400	1,849,024
United Technologies Corp.	10,500	766,185
		11,264,110
Air Freight & Logistics (0.7%)
C.H. Robinson Worldwide, Inc. (a)	800	38,920
FedEx Corp.	1,400	155,036
United Parcel Service, Inc., Class B (a)	17,600	1,332,672
		1,526,628
Commercial Services & Supplies (0.0%)
Robert Half International, Inc. (a)	700	23,793
Electrical Equipment (0.6%)
Cooper Industries Ltd., Class A	3,600	190,512
Emerson Electric Co.	15,300	720,171
Rockwell Automation, Inc. (a)	5,100	356,949
		1,267,632
Industrial Conglomerates (3.3%)
3M Co.	38,500	3,423,420
General Electric Co.	93,600	3,627,936
Tyco International Ltd.	6,700	316,843
		7,368,199
Machinery (1.1%)
Caterpillar, Inc. (a)	700	55,160
Cummins, Inc.	2,600	308,620
Danaher Corp.	600	44,808
Illinois Tool Works, Inc. (a)	4,700	258,735
Ingersoll-Rand Co., Ltd., Class A	8,800	442,816
ITT Corp.	8,800	553,344
Parker Hannifin Corp.	1,200	118,416
Terex Corp. (b)	6,700	577,875
		2,359,774
Road & Rail (0.5%)
Ryder System, Inc. (a)	20,600	1,120,022

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors (0.1%)
W.W. Grainger, Inc.	1,600	$139,776
		25,069,934
Information Technology (15.8%)
Communications Equipment (2.7%)
Cisco Systems, Inc. (b)	173,700	5,021,667
Motorola, Inc.	24,500	416,255
QUALCOMM, Inc.	16,500	687,225
		6,125,147
Computers & Peripherals (3.9%)
Apple Computer, Inc. (b)	11,600	1,528,416
Dell, Inc. (b)	38,400	1,074,048
Hewlett-Packard Co.	43,100	1,983,893
International Business Machines Corp.	29,200	3,230,980
Lexmark International, Inc., Class A (a)(b)	25,100	992,454
		8,809,791
Electronic Equipment & Instruments (0.1%)
Tyco Electronics Ltd. (b)	6,200	222,084
Internet Software & Services (0.3%)
eBay, Inc. (b)	18,600	602,640
IT Services (0.2%)
Fiserv, Inc. (b)	4,700	232,274
Western Union Co.	7,700	153,615
		385,889
Semiconductors & Semiconductor Equipment (3.2%)
Applied Materials, Inc. (a)	165,500	3,647,620
Intel Corp.	61,100	1,443,182
MEMC Electronic Materials, Inc. (b)	1,400	85,848
National Semiconductor Corp.	200	5,198
Novellus Systems, Inc. (a)(b)	4,200	119,784
Texas Instruments, Inc.	49,200	1,731,348
		7,032,980
Software (5.4%)
Autodesk, Inc. (b)	25,700	1,088,909
Compuware Corp. (b)	25,100	234,183
Microsoft Corp. (c)	235,000	6,812,650
Oracle Corp. (b)	184,100	3,519,992
Symantec Corp. (b)	22,000	422,400
		12,078,134
		35,256,665
Materials (3.1%)
Chemicals (0.8%)
Dow Chemical Co.	26,700	1,160,916
E.I. Du Pont de Nemours & Co.	5,000	233,650
Ecolab, Inc.	7,900	332,669
		1,727,235

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Containers & Packaging (0.2%)
Pactiv Corp. (b)	16,600	$524,726
Metals & Mining (1.2%)
Alcoa, Inc.	13,000	496,600
Allegheny Technologies, Inc.	1,400	146,902
Nucor Corp.	28,900	1,450,780
United States Steel Corp.	5,300	520,937
		2,615,219
Paper & Forest Products (0.9%)
International Paper Co. (a)	55,200	2,046,264
		6,913,444
Telecommunication Services (3.6%)
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	72,900	2,854,764
CenturyTel, Inc.	15,000	688,050
Embarq Corp.	4,600	284,234
Qwest Communications International, Inc. (b)	2,900	24,737
Verizon Communications, Inc.	79,500	3,388,290
		7,240,075
Wireless Telecommunication Services (0.4%)
Sprint Nextel Corp.	38,800	796,564
		8,036,639
Utilities (3.3%)
Electric Utilities (2.1%)
Edison International	19,700	1,041,933
Exelon Corp.	3,200	224,480
FirstEnergy Corp.	38,400	2,332,800
FPL Group, Inc.	19,600	1,131,508
Progress Energy, Inc. (a)	600	26,196
		4,756,917
Independent Power Producers & Energy Traders (0.5%)
Constellation Energy Group, Inc.	13,700	1,148,060
Multi-Utilities (0.7%)
CenterPoint Energy, Inc. (a)	38,500	634,480
NiSource, Inc.	4,900	93,443
PG&E Corp.	1,200	51,372
Public Service Enterprise Group, Inc.	8,500	732,275
		1,511,570
		7,416,547
Total Common Stocks (Cost of $205,029,810)		218,074,234
Securities Lending Collateral (8.6%)
State Street Navigator Securities Lending Prime Portfolio (d)
(seven day yield of 5.27%)	19,240,697	19,240,697
Total Securities Lending Collateral (Cost of $19,240,697)		19,240,697

See Accompanying Notes to Financial Statements.

CMG ENHANCED S&P 500® INDEX FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (2.1%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $4,606,488 (repurchase proceeds $4,513,631)	$4,513,000	$4,513,000
Total Short-Term Obligation (Cost of $4,513,000)		4,513,000
Total Investments (108.6%) (Cost of $228,783,507) (e)		241,827,931
Other Assets & Liabilities, Net (-8.6%)		(19,129,852)
Net Assets (100.0%)		$222,698,079

Notes to Schedule of Investments:

(a)  All or a portion of this security was on loan at July 31, 2007. The total market value of securities on loan at July 31, 2007 was $18,527,372.

(b)  Non-income producing security.

(c)  The security or a portion of the security is pledged as collateral for open futures contracts. At July 31, 2007, the total market value of securities pledged amounted to $985,660.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $229,128,000.

At July 31, 2007, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
S&P 500® Index	12	$4,385,700	$4,532,432	Sep-2007	$(146,732)

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	19.4
Information Technology	15.8
Health Care	11.5
Industrials	11.3
Energy	11.0
Consumer Discretionary	9.6
Consumer Staples	9.3
Telecommunication Services	3.6
Utilities	3.3
Materials	3.1
97.9
Securities Lending Collateral	8.6
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(8.6)
100.0

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.4%)
Consumer Discretionary (12.0%)
Auto Components (0.7%)
Goodyear Tire & Rubber Co. (a)	13,790	$396,049
Hotels, Restaurants & Leisure (1.9%)
Las Vegas Sands Corp. (a)	5,058	441,311
Starwood Hotels & Resorts Worldwide, Inc.	10,820	681,227
		1,122,538
Household Durables (0.4%)
Sony Corp., ADR	4,960	261,590
Internet & Catalog Retail (1.0%)
Amazon.com, Inc. (a)	7,290	572,557
Media (2.5%)
Lamar Advertising Co., Class A	6,210	369,681
Time Warner, Inc.	23,730	457,040
Viacom, Inc., Class B (a)	16,950	649,185
		1,475,906
Multiline Retail (2.2%)
Nordstrom, Inc.	12,580	598,556
Target Corp.	11,740	711,092
		1,309,648
Specialty Retail (1.8%)
GameStop Corp., Class A (a)	16,640	671,424
Lowe's Companies, Inc.	14,590	408,666
		1,080,090
Textiles, Apparel & Luxury Goods (1.5%)
NIKE, Inc., Class B	10,330	583,128
Polo Ralph Lauren Corp.	3,340	298,429
		881,557
		7,099,935
Consumer Staples (10.0%)
Beverages (3.5%)
Coca-Cola Co.	13,780	718,076
Fomento Economico Mexicano SAB de CV, ADR	7,170	265,433
PepsiCo, Inc.	16,070	1,054,513
		2,038,022
Food & Staples Retailing (3.4%)
CVS Caremark Corp.	23,410	823,798
Kroger Co.	18,520	480,779
Wal-Mart Stores, Inc.	15,710	721,875
		2,026,452

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Household Products (1.1%)
Colgate-Palmolive Co.	10,010	$660,660
Personal Products (0.9%)
Avon Products, Inc.	14,700	529,347
Tobacco (1.1%)
Altria Group, Inc.	9,930	660,047
		5,914,528
Energy (7.7%)
Energy Equipment & Services (4.1%)
GlobalSantaFe Corp.	6,180	443,168
Halliburton Co.	19,710	709,954
Schlumberger Ltd.	4,470	423,398
Transocean, Inc. (a)	7,740	831,663
		2,408,183
Oil, Gas & Consumable Fuels (3.6%)
Devon Energy Corp.	5,750	429,008
Hess Corp.	13,160	805,392
Southwestern Energy Co. (a)	8,730	354,700
XTO Energy, Inc.	9,410	513,127
		2,102,227
		4,510,410
Financials (6.7%)
Capital Markets (2.4%)
Goldman Sachs Group, Inc.	2,890	544,303
State Street Corp.	13,370	896,191
		1,440,494
Consumer Finance (1.5%)
American Express Co.	14,670	858,782
Diversified Financial Services (1.2%)
CME Group, Inc.	1,230	679,575
Insurance (1.6%)
ACE Ltd.	7,210	416,161
American International Group, Inc.	8,450	542,321
		958,482
		3,937,333
Health Care (15.4%)
Biotechnology (2.9%)
BioMarin Pharmaceuticals, Inc. (a)	17,260	311,716
Celgene Corp. (a)	9,770	591,671
Genentech, Inc. (a)	4,930	366,693
Gilead Sciences, Inc. (a)	11,020	410,275
		1,680,355

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (2.6%)
C.R. Bard, Inc.	7,130	$559,491
Cytyc Corp. (a)	14,080	592,768
Zimmer Holdings, Inc. (a)	5,010	389,578
		1,541,837
Health Care Providers & Services (2.6%)
Express Scripts, Inc. (a)	16,420	823,135
McKesson Corp.	12,620	728,931
		1,552,066
Life Sciences Tools & Services (1.4%)
Thermo Fisher Scientific, Inc. (a)	15,960	833,271
Pharmaceuticals (5.9%)
Abbott Laboratories	11,460	580,907
Johnson & Johnson	13,370	808,885
Merck & Co., Inc.	23,340	1,158,831
Schering-Plough Corp.	32,550	928,977
		3,477,600
		9,085,129
Industrials (13.2%)
Aerospace & Defense (4.6%)
Boeing Co.	6,240	645,403
Goodrich Corp.	12,310	774,422
Honeywell International, Inc.	7,260	417,523
United Technologies Corp.	12,080	881,478
		2,718,826
Commercial Services & Supplies (1.8%)
Equifax, Inc.	11,600	469,336
Waste Management, Inc.	15,440	587,183
		1,056,519
Electrical Equipment (0.7%)
Suntech Power Holdings Co., Ltd., ADR (a)	9,590	386,765
Industrial Conglomerates (2.6%)
3M Co.	10,430	927,435
General Electric Co.	15,530	601,943
		1,529,378
Machinery (2.8%)
Caterpillar, Inc.	6,430	506,684
Eaton Corp.	8,710	846,438
Parker Hannifin Corp.	3,020	298,014
		1,651,136
Trading Companies & Distributors (0.7%)
W.W. Grainger, Inc.	4,790	418,454
		7,761,078

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Information Technology (26.6%)
Communications Equipment (5.8%)
Cisco Systems, Inc. (a)	63,640	$1,839,832
Corning, Inc.	28,220	672,765
QUALCOMM, Inc.	15,750	655,987
Riverbed Technology, Inc. (a)	6,130	270,701
		3,439,285
Computers & Peripherals (5.1%)
Apple, Inc. (a)	3,240	426,902
Dell, Inc. (a)	18,520	518,005
EMC Corp.	21,920	405,739
Hewlett-Packard Co.	16,100	741,083
International Business Machines Corp.	8,260	913,969
		3,005,698
Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc. (a)	12,890	491,754
Internet Software & Services (4.4%)
eBay, Inc. (a)	21,760	705,024
Google, Inc., Class A (a)	3,648	1,860,480
		2,565,504
Semiconductors & Semiconductor Equipment (5.2%)
ASML Holding N.V., N.Y. Registered Shares (a)	7,740	228,794
Intel Corp.	54,180	1,279,732
MEMC Electronic Materials, Inc. (a)	9,980	611,974
Tessera Technologies, Inc. (a)	6,950	285,853
Texas Instruments, Inc.	19,100	672,129
		3,078,482
Software (5.3%)
Adobe Systems, Inc. (a)	11,730	472,602
Citrix Systems, Inc. (a)	6,630	239,807
Microsoft Corp.	57,420	1,664,606
Oracle Corp. (a)	39,120	747,974
		3,124,989
		15,705,712
Materials (2.6%)
Chemicals (1.5%)
E.I. Du Pont de Nemours & Co.	9,630	450,010
Monsanto Co.	6,548	422,019
		872,029
Metals & Mining (1.1%)
Freeport-McMoRan Copper & Gold, Inc.	6,780	637,184
		1,509,213
Telecommunication Services (3.2%)
Diversified Telecommunication Services (0.5%)
Time Warner Telecom, Inc., Class A (a)	14,128	276,202

See Accompanying Notes to Financial Statements.

CMG LARGE CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (2.7%)
American Tower Corp., Class A (a)	12,270	$511,168
Clearwire Corp. (a)	7,420	211,693
MetroPCS Communications, Inc. (a)	7,460	273,185
NII Holdings, Inc. (a)	7,540	633,511
		1,629,557
		1,905,759
Total Common Stocks (Cost of $53,615,891)		57,429,097
	Par
Short-Term Obligation (1.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $1,157,888 (repurchase proceeds $1,134,158)	$1,134,000	1,134,000
Total Short-Term Obligation (Cost of $1,134,000)		1,134,000
Total Investments (99.3%) (Cost of $54,749,891) (b)		58,563,097
Other Assets & Liabilities, Net (0.7%)		415,356
Net Assets (100.0%)		$58,978,453
Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $54,915,314.

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	26.6
Health Care	15.4
Industrials	13.2
Consumer Discretionary	12.0
Consumer Staples	10.0
Energy	7.7
Financials	6.7
Telecommunication Services	3.2
Materials	2.6
97.4
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	0.7
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.1%)
Consumer Discretionary (6.4%)
Hotels, Restaurants & Leisure (0.8%)
McDonald's Corp.	7,066	$338,249
Household Durables (2.5%)
Lennar Corp., Class A	5,100	156,366
Newell Rubbermaid, Inc.	18,400	486,680
Sony Corp., ADR	8,900	469,386
		1,112,432
Media (0.3%)
Time Warner, Inc.	7,800	150,228
Multiline Retail (1.9%)
J.C. Penney Co., Inc.	8,300	564,732
Macy's, Inc.	8,300	299,381
		864,113
Specialty Retail (0.9%)
Home Depot, Inc.	10,300	382,851
		2,847,873
Consumer Staples (9.4%)
Beverages (1.0%)
Diageo PLC, ADR	5,399	440,990
Food & Staples Retailing (1.2%)
Sysco Corp.	10,300	328,364
Wal-Mart Stores, Inc.	4,700	215,965
		544,329
Food Products (2.0%)
ConAgra Foods, Inc.	25,500	646,425
Tyson Foods, Inc., Class A	11,800	251,340
		897,765
Household Products (0.5%)
Colgate-Palmolive Co.	3,400	224,400
Personal Products (0.8%)
Avon Products, Inc.	10,500	378,105
Tobacco (3.9%)
Altria Group, Inc.	13,729	912,567
Loews Corp.-Carolina Group	10,800	818,532
		1,731,099
		4,216,688

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (13.5%)
Energy Equipment & Services (2.2%)
Halliburton Co.	13,554	$488,215
National-Oilwell Varco, Inc. (a)	1,800	216,198
Weatherford International Ltd. (a)	5,300	293,249
		997,662
Oil, Gas & Consumable Fuels (11.3%)
ConocoPhillips	11,107	897,890
Exxon Mobil Corp.	25,435	2,165,281
Hess Corp.	10,900	667,080
Newfield Exploration Co. (a)	5,200	249,860
Occidental Petroleum Corp.	19,200	1,089,024
		5,069,135
		6,066,797
Financials (31.1%)
Capital Markets (3.1%)
Morgan Stanley	7,900	504,573
State Street Corp.	13,400	898,202
		1,402,775
Commercial Banks (8.3%)
Barclays PLC, ADR	7,900	442,321
Marshall & Ilsley Corp.	10,220	421,166
PNC Financial Services Group, Inc.	7,600	506,540
U.S. Bancorp	29,746	890,893
Wachovia Corp.	11,422	539,233
Wells Fargo & Co.	26,756	903,550
		3,703,703
Consumer Finance (0.2%)
Discover Financial Services (a)	4,000	92,200
Diversified Financial Services (6.4%)
CIT Group, Inc.	5,300	218,254
Citigroup, Inc.	31,885	1,484,884
JPMorgan Chase & Co.	26,200	1,153,062
		2,856,200
Insurance (8.5%)
ACE Ltd.	16,200	935,064
Ambac Financial Group, Inc.	11,885	798,078
American International Group, Inc.	4,651	298,501
Genworth Financial, Inc., Class A	12,600	384,552
Hartford Financial Services Group, Inc.	5,955	547,086
Loews Corp.	8,900	421,860
Prudential Financial, Inc.	4,900	434,287
		3,819,428
Real Estate Investment Trusts (REITs) (2.4%)
General Growth Properties, Inc.	6,400	307,072
Plum Creek Timber Co., Inc.	10,900	423,574
ProLogis	3,100	176,390
Rayonier, Inc.	3,600	152,424
		1,059,460

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (2.2%)
Fannie Mae	11,100	$664,224
Washington Mutual, Inc.	9,300	349,029
		1,013,253
		13,947,019
Health Care (7.1%)
Health Care Providers & Services (2.5%)
Aetna, Inc.	4,744	228,044
CIGNA Corp.	6,331	326,933
McKesson Corp.	6,000	346,560
Medco Health Solutions, Inc. (a)	3,000	243,810
		1,145,347
Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc. (a)	6,600	344,586
Pharmaceuticals (3.8%)
Johnson & Johnson	9,300	562,650
Merck & Co., Inc.	14,300	709,995
Pfizer, Inc.	17,762	417,585
		1,690,230
		3,180,163
Industrials (9.6%)
Aerospace & Defense (4.0%)
Goodrich Corp.	7,300	459,243
L-3 Communications Holdings, Inc.	6,000	585,360
United Technologies Corp.	10,296	751,299
		1,795,902
Electrical Equipment (0.6%)
ABB Ltd., ADR	11,797	283,954
Industrial Conglomerates (5.0%)
General Electric Co.	57,392	2,224,514
		4,304,370
Information Technology (5.4%)
Computers & Peripherals (2.1%)
Hewlett-Packard Co.	20,600	948,218
Electronic Equipment & Instruments (0.7%)
Agilent Technologies, Inc. (a)	7,500	286,125
Semiconductors & Semiconductor Equipment (2.6%)
Fairchild Semiconductor International, Inc. (a)	13,400	244,550
Intersil Corp., Class A	7,300	213,525

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp. (a)	7,900	$361,504
Texas Instruments, Inc.	9,900	348,381
		1,167,960
		2,402,303
Materials (2.7%)
Chemicals (1.1%)
Dow Chemical Co.	11,600	504,368
Metals & Mining (1.0%)
Alcoa, Inc.	12,000	458,400
Paper & Forest Products (0.6%)
Weyerhaeuser Co.	3,700	263,588
		1,226,356
Telecommunication Services (5.6%)
Diversified Telecommunication Services (5.6%)
AT&T, Inc.	44,857	1,756,600
Qwest Communications International, Inc. (a)	34,400	293,432
Verizon Communications, Inc.	10,670	454,755
		2,504,787
Utilities (6.3%)
Electric Utilities (3.7%)
Entergy Corp.	2,373	237,205
Exelon Corp.	3,000	210,450
FPL Group, Inc.	10,000	577,300
PPL Corp.	10,300	485,542
Reliant Energy, Inc. (a)	6,100	156,648
		1,667,145
Independent Power Producers & Energy Traders (1.0%)
Constellation Energy Group, Inc.	2,800	234,640
Mirant Corp. (a)	5,500	208,065
		442,705
Multi-Utilities (1.6%)
PG&E Corp.	7,533	322,488
Public Service Enterprise Group, Inc.	4,793	412,917
		735,405
		2,845,255
Total Common Stocks (Cost of $39,804,793)		43,541,611

See Accompanying Notes to Financial Statements.

CMG LARGE CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Convertible Bonds (1.3%)
Consumer Discretionary (1.3%)
Media (1.3%)
Liberty Media Corp.
0.750% 03/30/23	$496,000	$557,380
Total Convertible Bonds (Cost of $549,411)		557,380
Short-Term Obligation (1.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $827,063 (repurchase proceeds $809,113)	809,000	809,000
Total Short-Term Obligation (Cost of $809,000)		809,000
Total Investments (100.2%) (Cost of $41,163,204) (b)		44,907,991
Other Assets & Liabilities, Net (-0.2%)		(77,663)
Net Assets (100.0%)		$44,830,328

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $41,199,500.

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	31.1
Energy	13.5
Industrials	9.6
Consumer Staples	9.4
Consumer Discretionary	7.7
Health Care	7.1
Utilities	6.3
Telecommunication Services	5.6
Information Technology	5.4
Materials	2.7
98.4
Short-Term Obligation	1.8
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (96.3%)
Consumer Discretionary (16.6%)
Auto Components (0.2%)
Goodyear Tire & Rubber Co. (a)	2,440	$70,077
Automobiles (0.5%)
Harley-Davidson, Inc.	2,540	145,593
Diversified Consumer Services (1.7%)
Apollo Group, Inc., Class A (a)	2,380	140,682
DeVry, Inc.	4,170	135,108
ITT Educational Services, Inc. (a)	500	52,830
Sotheby's	3,580	153,045
		481,665
Hotels, Restaurants & Leisure (3.8%)
International Game Technology, Inc.	4,100	144,812
Orient-Express Hotels Ltd., Class A	3,006	139,629
Scientific Games Corp., Class A (a)	3,440	118,026
Starwood Hotels & Resorts Worldwide, Inc.	5,580	351,317
Wynn Resorts Ltd.	1,180	113,941
Yum! Brands, Inc.	7,040	225,561
		1,093,286
Household Durables (0.9%)
Gafisa SA, ADR (a)	4,680	147,186
Garmin Ltd.	1,530	128,367
		275,553
Internet & Catalog Retail (0.7%)
Priceline.com, Inc. (a)	3,040	193,952
Media (1.7%)
EchoStar Communications Corp., Class A (a)	2,890	122,218
Lamar Advertising Co., Class A (a)	2,420	144,062
Liberty Global, Inc., Class A (a)	2,820	118,243
Regal Entertainment Group, Class A	4,900	104,811
		489,334
Multiline Retail (1.8%)
J.C. Penney Co., Inc.	3,340	227,254
Nordstrom, Inc.	5,930	282,149
		509,403
Specialty Retail (2.3%)
Abercrombie & Fitch Co., Class A	1,620	113,238
Chico's FAS, Inc. (a)	4,200	81,312
GameStop Corp., Class A (a)	8,080	326,028
TJX Companies, Inc.	4,620	128,205
		648,783

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (3.0%)
Coach, Inc. (a)	6,620	$300,945
CROCS, Inc. (a)	5,350	317,362
Polo Ralph Lauren Corp.	2,780	248,393
		866,700
		4,774,346
Consumer Staples (3.9%)
Beverages (0.4%)
Pepsi Bottling Group, Inc.	3,460	115,772
Food & Staples Retailing (0.4%)
Kroger Co.	4,670	121,233
Food Products (1.4%)
H.J. Heinz Co.	2,610	114,213
McCormick & Co., Inc.	3,780	129,125
Wm. Wrigley Jr. Co.	2,640	152,275
		395,613
Household Products (0.3%)
Clorox Co.	1,600	96,736
Personal Products (1.4%)
Avon Products, Inc.	6,840	246,309
Estee Lauder Companies, Inc., Class A	3,070	138,211
		384,520
		1,113,874
Energy (10.6%)
Energy Equipment & Services (6.2%)
Cameron International Corp. (a)	2,870	223,860
Diamond Offshore Drilling, Inc.	1,720	177,470
ENSCO International, Inc.	1,590	97,101
FMC Technologies, Inc. (a)	1,960	179,379
GlobalSantaFe Corp.	1,530	109,716
Grant Prideco, Inc. (a)	3,195	179,240
National-Oilwell Varco, Inc. (a)	2,680	321,895
Noble Corp.	1,820	186,477
Superior Energy Services, Inc. (a)	1,860	74,995
Weatherford International Ltd. (a)	4,310	238,473
		1,788,606
Oil, Gas & Consumable Fuels (4.4%)
Chesapeake Energy Corp.	5,060	172,242
Continental Resources, Inc. (a)	10,174	160,037
Denbury Resources, Inc. (a)	6,770	270,800
Frontier Oil Corp.	2,310	89,466
Peabody Energy Corp.	2,300	97,198

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	3,080	$114,391
Southwestern Energy Co. (a)	3,569	145,009
Sunoco, Inc.	920	61,382
Williams Companies, Inc.	4,590	148,028
		1,258,553
		3,047,159
Financials (7.4%)
Capital Markets (3.6%)
Affiliated Managers Group, Inc. (a)	2,380	268,940
E*TRADE Financial Corp. (a)	3,020	55,930
Janus Capital Group, Inc.	2,008	60,360
Lazard Ltd., Class A	4,090	151,453
Nuveen Investments, Inc., Class A	1,420	86,819
T. Rowe Price Group, Inc.	4,560	237,713
TD Ameritrade Holding Corp. (a)	3,450	58,478
Waddell & Reed Financial, Inc., Class A	4,480	112,941
		1,032,634
Commercial Banks (0.4%)
Zions Bancorporation	1,540	114,807
Diversified Financial Services (1.4%)
CME Group, Inc., Class A	250	138,125
IntercontinentalExchange, Inc. (a)	760	114,859
Nymex Holdings, Inc.	1,173	146,038
		399,022
Insurance (0.5%)
Ambac Financial Group, Inc.	1,975	132,621
Real Estate Investment Trusts (REITs) (0.7%)
CapitalSource, Inc.	4,130	78,470
Plum Creek Timber Co., Inc.	3,550	137,953
		216,423
Real Estate Management & Development (0.8%)
CB Richard Ellis Group, Inc., Class A (a)	2,450	85,554
Jones Lang LaSalle, Inc.	1,300	142,714
		228,268
		2,123,775
Health Care (14.7%)
Biotechnology (1.2%)
Alexion Pharmaceuticals, Inc. (a)	1,250	72,700
Celgene Corp. (a)	2,340	141,710
Cephalon, Inc. (a)	1,870	140,512
		354,922

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (4.1%)
Beckman Coulter, Inc.	1,667	$118,057
Cytyc Corp. (a)	2,790	117,459
Dade Behring Holdings, Inc.	2,250	168,412
Gen-Probe, Inc. (a)	1,890	119,089
Hologic, Inc. (a)	2,090	108,262
Intuitive Surgical, Inc. (a)	127	27,001
Kyphon, Inc. (a)	2,380	156,176
Mindray Medical International Ltd., ADR	3,770	116,870
Sirona Dental Systems, Inc. (a)	2,070	73,195
St. Jude Medical, Inc. (a)	3,720	160,481
		1,165,002
Health Care Providers & Services (5.0%)
Brookdale Senior Living, Inc.	3,570	142,836
Coventry Health Care, Inc. (a)	2,000	111,620
Express Scripts, Inc. (a)	4,380	219,569
Laboratory Corp. of America Holdings (a)	2,200	162,470
McKesson Corp.	2,300	132,848
Medco Health Solutions, Inc. (a)	2,030	164,978
Quest Diagnostics, Inc.	3,819	211,840
Sunrise Senior Living, Inc. (a)	3,900	155,064
VCA Antech, Inc. (a)	3,163	124,433
		1,425,658
Health Care Technology (0.8%)
Allscripts Healthcare Solutions, Inc. (a)	4,980	113,295
IMS Health, Inc.	4,300	120,959
		234,254
Life Sciences Tools & Services (1.7%)
Covance, Inc. (a)	1,700	119,969
Pharmaceutical Product Development, Inc.	3,090	103,515
Thermo Fisher Scientific, Inc. (a)	2,820	147,232
Waters Corp. (a)	1,800	104,868
		475,584
Pharmaceuticals (1.9%)
Allergan, Inc.	5,120	297,626
Forest Laboratories, Inc. (a)	2,740	110,148
Shire PLC, ADR	2,010	148,318
		556,092
		4,211,512
Industrials (14.0%)
Aerospace & Defense (3.4%)
BE Aerospace, Inc. (a)	2,710	109,918
Goodrich Corp.	2,530	159,162
L-3 Communications Holdings, Inc.	1,400	136,584
Precision Castparts Corp.	2,160	296,049
Rockwell Collins, Inc.	3,860	265,182
		966,895

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Air Freight & Logistics (1.0%)
C.H. Robinson Worldwide, Inc.	3,560	$173,194
Expeditors International Washington, Inc.	2,590	115,721
		288,915
Commercial Services & Supplies (2.3%)
Dun & Bradstreet Corp.	1,260	123,178
Equifax, Inc.	2,790	112,883
Monster Worldwide, Inc. (a)	1,430	55,613
Resources Connection, Inc. (a)	2,120	68,836
Robert Half International, Inc.	3,560	121,005
Stericycle, Inc. (a)	3,480	166,831
		648,346
Construction & Engineering (0.8%)
Fluor Corp.	1,020	117,820
Jacobs Engineering Group, Inc. (a)	1,820	112,167
		229,987
Electrical Equipment (2.2%)
General Cable Corp. (a)	1,070	85,065
Roper Industries, Inc.	3,190	191,336
SunPower Corp., Class A (a)	1,370	96,626
Suntech Power Holdings Co., Ltd., ADR (a)	4,340	175,032
Thomas & Betts Corp. (a)	1,520	93,936
		641,995
Industrial Conglomerates (0.7%)
McDermott International, Inc. (a)	2,370	196,568
Machinery (3.3%)
Cummins, Inc.	2,260	268,262
ITT Corp.	1,680	105,638
Joy Global, Inc.	3,555	175,937
Oshkosh Truck Corp.	1,920	109,920
Parker Hannifin Corp.	1,010	99,667
Terex Corp. (a)	2,230	192,338
		951,762
Marine (0.3%)
Dryships, Inc.	1,480	84,834
		4,009,302
Information Technology (15.6%)
Communications Equipment (1.8%)
Harris Corp.	1,730	94,942
Research In Motion Ltd. (a)	1,220	261,080
Riverbed Technology, Inc. (a)	3,859	170,414
		526,436
Computers & Peripherals (0.5%)
SanDisk Corp. (a)	2,610	139,974

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Electronic Equipment & Instruments (0.4%)
Amphenol Corp., Class A	3,240	$111,002
Internet Software & Services (0.5%)
Equinix, Inc. (a)	1,710	148,616
IT Services (2.7%)
Cognizant Technology Solutions Corp., Class A (a)	2,810	227,554
DST Systems, Inc. (a)(b)	1,440	109,253
Fiserv, Inc. (a)	1,610	79,566
Global Payments, Inc.	2,290	85,646
Mastercard, Inc., Class A	710	114,168
Paychex, Inc.	3,870	160,141
		776,328
Semiconductors & Semiconductor Equipment (5.7%)
Analog Devices, Inc.	3,810	135,064
Atheros Communications, Inc. (a)	2,791	77,813
KLA-Tencor Corp.	2,620	148,790
Lam Research Corp. (a)	5,370	310,601
Maxim Integrated Products, Inc.	3,520	111,584
MEMC Electronic Materials, Inc. (a)	7,063	433,103
National Semiconductor Corp.	3,640	94,604
NVIDIA Corp. (a)	5,740	262,662
Verigy Ltd. (a)	2,460	60,172
		1,634,393
Software (4.0%)
Activision, Inc. (a)	6,340	108,478
Autodesk, Inc. (a)	2,687	113,848
BEA Systems, Inc. (a)	8,029	99,399
BMC Software, Inc. (a)	3,370	96,786
Citrix Systems, Inc. (a)	1,978	71,544
FactSet Research Systems, Inc.	1,450	95,686
Intuit, Inc. (a)	4,002	114,617
McAfee, Inc. (a)	6,670	239,186
Salesforce.com, Inc. (a)	1,510	58,679
THQ, Inc. (a)	4,920	141,499
		1,139,722
		4,476,471
Materials (5.2%)
Chemicals (1.5%)
Potash Corp. of Saskatchewan, Inc.	2,160	174,399
Wacker Chemie AG	1,100	267,621
		442,020

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (0.7%)
Eagle Materials, Inc.	1,640	$71,717
Vulcan Materials Co.	1,320	126,350
		198,067
Containers & Packaging (0.7%)
Ball Corp.	1,690	86,646
Crown Holdings, Inc. (a)	4,205	103,275
		189,921
Metals & Mining (2.3%)
Allegheny Technologies, Inc.	1,840	193,071
Carpenter Technology Corp.	1,516	179,934
Freeport-McMoRan Copper & Gold, Inc., Class B	1,967	184,859
Steel Dynamics, Inc.	2,540	106,502
		664,366
		1,494,374
Telecommunication Services (5.8%)
Diversified Telecommunication Services (0.5%)
Cogent Communications Group, Inc. (a)	4,730	135,656
Wireless Telecommunication Services (5.3%)
American Tower Corp., Class A (a)	8,956	373,107
Crown Castle International Corp. (a)	6,380	231,275
Leap Wireless International, Inc. (a)	2,360	208,624
Millicom International Cellular SA (a)	2,700	216,810
NII Holdings, Inc. (a)	4,310	362,126
Rogers Communications, Inc., Class B	3,200	144,928
		1,536,870
		1,672,526
Utilities (2.5%)
Electric Utilities (1.2%)
Allegheny Energy, Inc. (a)	1,730	90,358
PPL Corp.	5,360	252,670
		343,028
Gas Utilities (0.6%)
Questar Corp.	3,260	167,858
Independent Power Producers & Energy Traders (0.7%)
Constellation Energy Group, Inc.	2,350	196,930
		707,816
Total Common Stocks (Cost of $22,677,459)		27,631,155

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (4.9%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $1,423,550 (repurchase proceeds $1,395,195)	$1,395,000	$1,395,000
Total Short-Term Obligation (Cost of $1,395,000)		1,395,000
Total Investments (101.2%) (Cost of $24,072,459) (b)		29,026,155
Other Assets & Liabilities, Net (-1.2)%		(352,557)
Net Assets (100.0%)		$28,673,598

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $24,144,093.

See Accompanying Notes to Financial Statements.

CMG MID CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Consumer Discretionary	16.6
Information Technology	15.6
Health Care	14.7
Industrials	14.0
Energy	10.6
Financials	7.4
Telecommunication Services	5.8
Materials	5.2
Consumer Staples	3.9
Utilities	2.5
96.3
Short-Term Obligation	4.9
Other Assets & Liabilities, Net	(1.2)
100.0

For the year ended July 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2006	-	$-
Options written	32	5,289
Options terminated in closing purchase transactions	-	-
Options exercised	(9)	(1,810)
Options expired	(23)	(3,479)
Options outstanding at July 31, 2007	-	-

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.0%)
Consumer Discretionary (6.9%)
Auto Components (1.7%)
BorgWarner, Inc.	1,850	$159,933
Johnson Controls, Inc.	1,550	175,382
		335,315
Automobiles (0.5%)
Ford Motor Co. (a)	11,800	100,418
Hotels, Restaurants & Leisure (0.9%)
Royal Caribbean Cruises Ltd.	1,300	50,089
Starwood Hotels & Resorts Worldwide, Inc.	2,025	127,494
		177,583
Household Durables (0.4%)
Lennar Corp., Class A	2,600	79,716
Leisure Equipment & Products (0.4%)
Hasbro, Inc.	3,000	84,060
Media (0.6%)
Regal Entertainment Group, Class A	5,100	109,089
Multiline Retail (1.7%)
Macy's, Inc.	3,916	141,250
Saks, Inc.	9,600	177,696
		318,946
Textiles, Apparel & Luxury Goods (0.7%)
Polo Ralph Lauren Corp.	1,500	134,025
		1,339,152
Consumer Staples (8.4%)
Beverages (1.9%)
Fomento Economico Mexicano SAB de CV, ADR	3,775	139,750
Pepsi Bottling Group, Inc.	6,500	217,490
		357,240
Food & Staples Retailing (0.9%)
Kroger Co.	6,750	175,230
Food Products (2.9%)
Dean Foods Co.	4,900	140,973
Hershey Co.	5,300	244,330
Smithfield Foods, Inc. (a)	2,900	90,074
Tyson Foods, Inc., Class A	4,150	88,395
		563,772
Household Products (1.1%)
Clorox Co.	3,650	220,679

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Personal Products (1.6%)
Avon Products, Inc.	3,900	$140,439
Estee Lauder Companies, Inc., Class A	3,600	162,072
		302,511
		1,619,432
Energy (6.8%)
Energy Equipment & Services (2.8%)
National-Oilwell Varco, Inc. (a)	1,525	183,168
Rowan Companies, Inc.	2,725	114,968
Technip SA, ADR	1,725	140,587
Tidewater, Inc.	1,600	109,472
		548,195
Oil, Gas & Consumable Fuels (4.0%)
Hess Corp.	4,275	261,630
Newfield Exploration Co. (a)	2,900	139,345
Peabody Energy Corp.	2,500	105,650
Tesoro Corp.	2,000	99,600
Williams Companies, Inc.	5,100	164,475
		770,700
		1,318,895
Financials (25.4%)
Commercial Banks (9.7%)
Bank of Hawaii Corp.	4,700	225,694
City National Corp.	3,100	219,449
Comerica, Inc.	4,775	251,452
Cullen/Frost Bankers, Inc.	3,925	194,955
KeyCorp	6,200	215,078
Marshall & Ilsley Corp.	4,125	169,991
SVB Financial Group (a)	3,450	181,746
TCF Financial Corp.	7,000	172,130
Zions Bancorporation	3,175	236,696
		1,867,191
Diversified Financial Services (1.0%)
CIT Group, Inc.	4,675	192,516
Insurance (7.2%)
ACE Ltd.	2,100	121,212
Ambac Financial Group, Inc.	3,800	255,170
Assurant, Inc.	2,800	142,016
Axis Capital Holdings Ltd.	5,316	195,894
Genworth Financial, Inc., Class A	5,800	177,016
Loews Corp.	3,875	183,675
Old Republic International Corp.	6,825	125,307
Platinum Underwriters Holdings Ltd.	5,900	195,880
		1,396,170

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (6.8%)
Alexandria Real Estate Equities, Inc.	900	$77,517
Boston Properties, Inc.	1,050	99,215
Equity Residential Property Trust	2,600	103,506
General Growth Properties, Inc.	4,375	209,912
iStar Financial, Inc.	4,020	146,047
Plum Creek Timber Co., Inc.	7,500	291,450
ProLogis	3,100	176,390
Rayonier, Inc.	4,900	207,466
		1,311,503
Thrifts & Mortgage Finance (0.7%)
PMI Group, Inc.	4,025	137,132
		4,904,512
Health Care (6.1%)
Health Care Equipment & Supplies (2.0%)
Beckman Coulter, Inc.	3,200	226,624
Hospira, Inc. (a)	4,275	165,314
		391,938
Health Care Providers & Services (2.5%)
CIGNA Corp.	4,050	209,142
Community Health Systems, Inc. (a)	4,475	174,077
Universal Health Services, Inc., Class B	1,900	99,636
		482,855
Life Sciences Tools & Services (1.6%)
Millipore Corp. (a)	1,250	98,263
Varian, Inc. (a)	3,400	204,476
		302,739
		1,177,532
Industrials (12.6%)
Aerospace & Defense (1.9%)
L-3 Communications Holdings, Inc.	2,700	263,412
Spirit Aerosystems Holdings, Inc., Class A (a)	2,907	105,524
		368,936
Commercial Services & Supplies (0.8%)
Equifax, Inc.	3,800	153,748
Construction & Engineering (0.7%)
Jacobs Engineering Group, Inc. (a)	2,250	138,668
Electrical Equipment (0.9%)
Cooper Industries Ltd., Class A	3,100	164,052
Industrial Conglomerates (2.2%)
McDermott International, Inc. (a)	2,450	203,203
Textron, Inc.	1,950	220,135
		423,338

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (4.3%)
Barnes Group, Inc.	7,118	$222,082
Harsco Corp.	2,350	123,751
Kennametal, Inc.	3,075	235,729
Parker Hannifin Corp.	2,500	246,700
		828,262
Marine (0.8%)
Alexander & Baldwin, Inc.	2,825	153,172
Road & Rail (1.0%)
Canadian Pacific Railway Ltd.	2,600	192,218
		2,422,394
Information Technology (9.6%)
Computers & Peripherals (1.0%)
Diebold, Inc.	1,900	96,273
NCR Corp. (a)	1,900	99,218
		195,491
Electronic Equipment & Instruments (3.1%)
Agilent Technologies, Inc. (a)	4,200	160,230
Arrow Electronics, Inc. (a)	5,025	192,055
Mettler-Toledo International, Inc. (a)	1,500	142,740
Tektronix, Inc.	3,336	109,588
		604,613
IT Services (0.3%)
SAIC, Inc. (a)	2,827	47,381
Semiconductors & Semiconductor Equipment (3.3%)
Fairchild Semiconductor International, Inc. (a)	5,175	94,444
Intersil Corp., Class A	3,400	99,450
KLA-Tencor Corp.	2,150	122,098
NVIDIA Corp. (a)	3,300	151,008
Spansion, Inc., Class A (a)	10,700	113,527
Verigy Ltd. (a)	2,283	55,842
		636,369
Software (1.9%)
Activision, Inc. (a)	8,033	137,445
Cadence Design Systems, Inc. (a)	4,575	97,905
Electronic Arts, Inc. (a)	1,625	79,040
Synopsys, Inc. (a)	2,450	59,927
		374,317
		1,858,171
Materials (6.9%)
Chemicals (3.0%)
Air Products & Chemicals, Inc.	3,850	332,525
PPG Industries, Inc.	3,200	244,064
		576,589

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Construction Materials (1.1%)
Martin Marietta Materials, Inc.	825	$113,025
Vulcan Materials Co.	1,000	95,720
		208,745
Containers & Packaging (1.8%)
Crown Holdings, Inc. (a)	6,100	149,816
Packaging Corp. of America	7,900	201,608
		351,424
Metals & Mining (0.4%)
Allegheny Technologies, Inc.	700	73,451
Paper & Forest Products (0.6%)
Weyerhaeuser Co.	1,800	128,232
		1,338,441
Telecommunication Services (0.8%)
Diversified Telecommunication Services (0.8%)
Qwest Communications International, Inc. (a)	17,000	145,010
Utilities (13.5%)
Electric Utilities (7.8%)
American Electric Power Co., Inc.	6,900	300,081
Edison International	4,775	252,550
Entergy Corp.	2,900	289,884
FPL Group, Inc.	3,575	206,385
PPL Corp.	6,525	307,588
Reliant Energy, Inc. (a)	5,400	138,672
		1,495,160
Gas Utilities (0.7%)
AGL Resources, Inc.	3,775	142,318
Independent Power Producers & Energy Traders (0.7%)
Mirant Corp. (a)	3,400	128,622
Multi-Utilities (4.3%)
PG&E Corp.	6,225	266,492
Public Service Enterprise Group, Inc.	2,000	172,300
Sempra Energy	4,175	220,106
Wisconsin Energy Corp.	4,100	176,013
		834,911
		2,601,011
Total Common Stocks (Cost of $15,531,702)		18,724,550

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Convertible Bond (0.2%)
Consumer Cyclical (0.2%)
Auto Manufacturers (0.2%)
Ford Motor Co. 4.250% 12/15/36	$38,000	$43,985
Total Convertible Bond (Cost of $39,997)		43,985
Short-Term Obligation (2.5%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $486,213 (repurchase proceeds $476,067)	476,000	476,000
Total Short-Term Obligation (Cost of $476,000)		476,000
Total Investments (99.7%) (Cost of $16,047,699) (b)		19,244,535
Other Assets & Liabilities, Net (0.3%)		51,915
Net Assets (100.0%)		$19,296,450

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $16,055,845.

See Accompanying Notes to Financial Statements.

CMG MID CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	25.4
Utilities	13.5
Industrials	12.6
Information Technology	9.6
Consumer Staples	8.4
Consumer Discretionary	6.9
Materials	6.9
Energy	6.8
Health Care	6.1
Telecommunication Services	0.8
Consumer Cyclical	0.2
97.2
Short-Term Obligation	2.5
Other Assets & Liabilities, Net	0.3
100.0

For the year ended July 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2006	-	$-
Options written	10	1,116
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	(10)	(1,116)
Options outstanding at July 31, 2007	-	-

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (95.8%)
Consumer Discretionary (17.2%)
Auto Components (0.4%)
Spartan Motors, Inc.	13,358	$163,095
Diversified Consumer Services (1.9%)
DeVry, Inc.	3,520	114,048
New Oriental Education & Technology Group, ADR (a)	4,320	223,646
Sotheby's	6,230	266,333
Strayer Education, Inc.	940	142,438
		746,465
Hotels, Restaurants & Leisure (3.7%)
Bally Technologies, Inc. (a)	5,400	132,840
Buffalo Wild Wings, Inc. (a)	3,300	142,626
Chipotle Mexican Grill, Inc., Class A (a)	1,290	113,959
Life Time Fitness, Inc. (a)	3,990	205,166
Orient-Express Hotels Ltd., Class A	4,960	230,392
Pinnacle Entertainment, Inc. (a)	5,905	156,541
Ruby Tuesday, Inc.	4,430	98,567
Scientific Games Corp., Class A (a)	5,780	198,312
Texas Roadhouse, Inc., Class A (a)	16,310	193,600
		1,472,003
Household Durables (0.5%)
Gafisa SA, ADR (a)	6,550	205,998
Internet & Catalog Retail (0.9%)
Priceline.com, Inc. (a)	3,660	233,508
Shutterfly, Inc. (a)	5,450	140,337
		373,845
Leisure Equipment & Products (0.9%)
Smith & Wesson Holding Corp. (a)	18,330	344,604
Media (1.5%)
Knology, Inc. (a)	24,350	377,912
National CineMedia, Inc. (a)	9,034	224,947
		602,859
Specialty Retail (4.3%)
DSW, Inc., Class A (a)	6,920	230,021
GameStop Corp., Class A (a)	11,836	477,582
Hibbett Sports, Inc. (a)	7,820	200,427
J Crew Group, Inc. (a)	4,290	215,787
Men's Wearhouse, Inc.	3,180	157,092
Monro Muffler Brake, Inc.	5,840	195,523
Tween Brands, Inc. (a)	2,300	87,998
Zumiez, Inc. (a)	3,920	145,001
		1,709,431

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods (3.1%)
Carter's, Inc. (a)	4,600	$97,382
CROCS, Inc. (a)	8,090	479,899
Volcom, Inc. (a)	6,171	218,947
Warnaco Group, Inc. (a)	12,140	438,375
		1,234,603
		6,852,903
Energy (6.7%)
Energy Equipment & Services (2.9%)
Atwood Oceanics, Inc. (a)	5,750	394,450
Core Laboratories NV (a)	2,930	315,356
Hornbeck Offshore Services, Inc. (a)	3,710	159,715
Oil States International, Inc. (a)	6,090	266,377
		1,135,898
Oil, Gas & Consumable Fuels (3.8%)
Arena Resources, Inc. (a)	3,800	206,378
Berry Petroleum Co., Class A	8,500	316,285
Carrizo Oil & Gas, Inc. (a)	6,710	245,385
Foundation Coal Holdings, Inc.	5,310	185,053
Parallel Petroleum Corp. (a)	12,346	251,488
PetroHawk Energy Corp. (a)	13,960	209,260
Ship Finance International Ltd.	4,290	119,906
		1,533,755
		2,669,653
Financials (6.6%)
Capital Markets (2.1%)
Affiliated Managers Group, Inc. (a)	3,540	400,020
GFI Group, Inc. (a)	2,750	204,930
Waddell & Reed Financial, Inc., Class A	10,030	252,856
		857,806
Commercial Banks (1.4%)
Signature Bank (a)	6,520	201,403
Sterling Financial Corp.	8,640	196,214
UCBH Holdings, Inc.	9,490	156,016
		553,633
Consumer Finance (0.5%)
First Cash Financial Services, Inc. (a)	9,210	200,686
Diversified Financial Services (0.3%)
Genesis Lease Ltd.	4,541	116,749
Insurance (0.8%)
ProAssurance Corp. (a)	6,060	299,243

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (REITs) (1.5%)
Alexandria Real Estate Equities, Inc.	2,420	$208,434
FelCor Lodging Trust, Inc.	7,850	172,386
Redwood Trust, Inc.	2,690	77,472
Supertel Hospitality, Inc.	16,510	133,071
		591,363
		2,619,480
Health Care (20.6%)
Biotechnology (5.9%)
Alexion Pharmaceuticals, Inc. (a)	3,500	203,560
Alkermes, Inc. (a)	12,670	180,421
Allos Therapeutics, Inc. (a)	37,920	164,952
Applera Corp. - Celera Group (a)	7,620	91,592
Ariad Pharmaceuticals, Inc. (a)	25,840	113,438
ArQule, Inc. (a)	12,240	69,523
Array Biopharma, Inc. (a)	15,320	153,966
BioMarin Pharmaceuticals, Inc. (a)	13,740	248,144
Cubist Pharmaceuticals, Inc. (a)	8,510	196,241
Myriad Genetics, Inc. (a)	2,740	102,421
Onyx Pharmaceuticals, Inc. (a)	10,160	282,550
OSI Pharmaceuticals, Inc. (a)	5,460	176,030
Savient Pharmaceuticals, Inc. (a)	7,460	88,326
Seattle Genetics, Inc. (a)	10,350	98,636
United Therapeutics Corp. (a)	2,770	192,127
		2,361,927
Health Care Equipment & Supplies (5.6%)
Align Technology, Inc. (a)	7,900	206,190
Gen-Probe, Inc. (a)	2,110	132,951
Hologic, Inc. (a)	6,553	339,445
Immucor, Inc. (a)	6,710	209,084
Kyphon, Inc. (a)	6,692	439,129
Micrus Endovascular Corp. (a)	4,350	102,312
Mindray Medical International Ltd., ADR	3,410	105,710
Northstar Neuroscience, Inc. (a)	10,310	105,677
NuVasive, Inc. (a)	13,600	390,048
Sirona Dental Systems, Inc. (a)	3,030	107,141
Spectranetics Corp. (a)	8,660	112,667
		2,250,354
Health Care Providers & Services (2.9%)
HealthExtras, Inc. (a)	12,615	338,461
Healthways, Inc. (a)	2,050	89,585
Psychiatric Solutions, Inc. (a)	7,460	254,311
Sunrise Senior Living, Inc. (a)	7,660	304,562
VCA Antech, Inc. (a)	4,407	173,371
		1,160,290

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care Technology (0.9%)
Allscripts Healthcare Solutions, Inc. (a)	14,744	$335,426
Life Sciences Tools & Services (2.6%)
ICON PLC, ADR (a)	14,920	697,808
Illumina, Inc. (a)	7,300	332,661
		1,030,469
Pharmaceuticals (2.7%)
BioMimetic Therapeutics, Inc. (a)	5,543	79,985
Medicis Pharmaceutical Corp., Class A	8,740	249,352
MGI Pharma, Inc. (a)	8,460	211,754
Penwest Pharmaceuticals Co. (a)	7,820	100,409
Pozen, Inc. (a)	13,230	220,280
Viropharma, Inc. (a)	4,480	57,568
XenoPort, Inc. (a)	3,610	154,111
		1,073,459
		8,211,925
Industrials (15.6%)
Aerospace & Defense (2.0%)
BE Aerospace, Inc. (a)	12,227	495,927
Ladish Co., Inc. (a)	6,060	293,850
		789,777
Commercial Services & Supplies (4.1%)
ACCO Brands Corp. (a)	7,830	161,924
Advisory Board Co. (a)	5,250	270,322
Huron Consulting Group, Inc. (a)	6,305	428,299
Knoll, Inc.	13,450	266,445
Resources Connection, Inc. (a)	8,560	277,943
Waste Connections, Inc. (a)	8,000	248,000
		1,652,933
Construction & Engineering (0.8%)
Granite Construction, Inc.	1,430	92,936
Perini Corp. (a)	3,608	221,567
		314,503
Electrical Equipment (2.7%)
Acuity Brands, Inc.	2,590	153,069
Franklin Electric Co., Inc.	1,407	65,538
General Cable Corp. (a)	4,980	395,910
JA Solar Holdings Co., Ltd., ADR (a)	5,659	207,346
SunPower Corp., Class A (a)	3,590	253,202
		1,075,065
Machinery (2.9%)
Actuant Corp., Class A	2,570	156,719
Barnes Group, Inc.	6,560	204,672
Bucyrus International, Inc., Class A	5,370	341,317

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Force Protection, Inc. (a)	6,760	$106,132
Kaydon Corp.	3,040	161,758
RBC Bearings, Inc. (a)	4,761	181,918
		1,152,516
Marine (2.0%)
Diana Shipping, Inc.	12,067	338,479
Genco Shipping & Trading Ltd.	4,680	263,625
Ultrapetrol Bahamas Ltd. (a)	8,820	207,270
		809,374
Road & Rail (0.4%)
Genesee & Wyoming, Inc., Class A (a)	6,380	163,647
Trading Companies & Distributors (0.7%)
Houston Wire & Cable Co.	10,708	275,945
		6,233,760
Information Technology (21.9%)
Communications Equipment (3.9%)
CommScope, Inc. (a)	2,090	113,759
Comtech Group, Inc. (a)	7,120	101,246
F5 Networks, Inc. (a)	2,080	180,315
NETGEAR, Inc. (a)	12,300	340,218
Riverbed Technology, Inc. (a)	5,380	237,581
ShoreTel, Inc. (a)	10,713	139,483
Sierra Wireless, Inc. (a)	7,810	176,897
Sirenza Microdevices, Inc. (a)	12,000	136,320
Starent Networks Corp. (a)	6,883	124,720
		1,550,539
Electronic Equipment & Instruments (1.4%)
Anixter International, Inc.	1,930	159,515
Cogent, Inc. (a)	11,560	153,864
FLIR Systems, Inc. (a)	5,530	241,384
		554,763
Internet Software & Services (3.8%)
DealerTrack Holdings, Inc. (a)	5,610	202,297
Digital River, Inc. (a)	7,070	318,221
Equinix, Inc. (a)	2,730	237,264
Keynote Systems, Inc. (a)	11,290	169,237
Omniture, Inc. (a)	7,618	174,071
Vocus, Inc. (a)	14,600	410,114
		1,511,204
IT Services (1.3%)
Acxiom Corp.	8,530	214,615
Gartner, Inc. (a)	8,250	172,672
RightNow Technologies, Inc. (a)	10,350	136,620
		523,907

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (5.2%)
Atheros Communications, Inc. (a)	15,953	$444,770
ATMI, Inc. (a)	9,870	286,033
Hittite Microwave Corp. (a)	2,940	118,247
MIPS Technologies, Inc. (a)	10,870	96,199
Monolithic Power Systems, Inc. (a)	7,410	123,895
MoSys, Inc. (a)	14,300	120,263
PLX Technology, Inc. (a)	7,520	83,021
Techwell, Inc. (a)	2,983	37,228
Tessera Technologies, Inc. (a)	6,599	271,417
Verigy Ltd. (a)	20,310	496,782
		2,077,855
Software (6.3%)
ACI Worldwide, Inc. (a)	6,635	202,567
Activision, Inc. (a)	9,070	155,188
Ansoft Corp. (a)	4,750	120,127
ANSYS, Inc. (a)	7,100	184,884
BladeLogic, Inc. (a)	291	7,493
Concur Technologies, Inc. (a)	9,430	225,000
Informatica Corp. (a)	8,800	122,672
Macrovision Corp. (a)	4,190	99,638
Magma Design Automation, Inc. (a)	8,880	131,513
Micros Systems, Inc. (a)	3,749	199,747
Nuance Communications, Inc. (a)	12,196	200,990
Perfect World Co., Ltd., ADR (a)	206	4,965
Taleo Corp., Class A (a)	9,600	206,496
THQ, Inc. (a)	7,030	202,183
Tyler Technologies, Inc. (a)	13,380	160,961
Ultimate Software Group, Inc. (a)	7,130	193,437
Verint Systems, Inc. (a)	3,190	96,497
		2,514,358
		8,732,626
Materials (3.9%)
Chemicals (0.4%)
Terra Industries, Inc. (a)	7,570	185,692
Metals & Mining (3.5%)
Carpenter Technology Corp.	2,700	320,463
Century Aluminum Co. (a)	3,073	158,383
Claymont Steel Holdings, Inc. (a)	9,253	184,412
FNX Mining Co., Inc. (a)	6,440	196,677
Lundin Mining Corp. (a)	10,420	136,085
RTI International Metals, Inc. (a)	2,320	183,837
Universal Stainless & Alloy (a)	5,640	212,854
		1,392,711
		1,578,403

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (3.3%)
Diversified Telecommunication Services (0.9%)
Cogent Communications Group, Inc. (a)	12,610	$361,655
Wireless Telecommunication Services (2.4%)
Centennial Communications Corp. (a)	13,010	133,092
Millicom International Cellular SA (a)	4,010	322,003
SBA Communications Corp., Class A (a)	15,540	517,793
		972,888
		1,334,543
Total Common Stocks (Cost of $32,152,559)		38,233,293
	Par
Short-Term Obligation (4.4%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value $1,769,413 (repurchase proceeds $1,730,242)	$1,730,000	1,730,000
Total Short-Term Obligation (Cost of $1,730,000)		1,730,000
Total Investments (100.2%) (Cost of $33,882,559)(b)		39,963,293
Other Assets & Liabilities, Net (-0.2%)		(64,043)
Net Assets (100.0%)		$39,899,250

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $34,045,099.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP GROWTH FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

For the period ended July 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2006	-	$-
Options written	17	1,853
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	(17)	(1,853)
Options outstanding at July 31, 2007	-	-

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.9
Health Care	20.6
Consumer Discretionary	17.2
Industrials	15.6
Energy	6.7
Financials	6.6
Materials	3.9
Telecommunication Services	3.3
95.8
Short-Term Obligation	4.4
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (99.9%)
Consumer Discretionary (10.6%)
Auto Components (1.1%)
American Axle & Manufacturing Holdings, Inc.	2,470	$59,774
BorgWarner, Inc.	2,010	173,764
Modine Manufacturing Co.	4,610	118,016
		351,554
Distributors (0.3%)
Building Materials Holding Corp.	7,110	98,758
Diversified Consumer Services (0.5%)
Regis Corp.	4,170	145,366
Hotels, Restaurants & Leisure (1.5%)
Bob Evans Farms, Inc.	4,030	130,773
CEC Entertainment, Inc. (a)	2,690	79,382
Landry's Restaurants, Inc.	5,440	144,106
O'Charleys, Inc.	4,250	75,352
Vail Resorts, Inc. (a)	1,090	58,370
		487,983
Household Durables (2.3%)
American Greetings Corp., Class A	10,100	249,773
CSS Industries, Inc.	2,930	105,304
Ethan Allen Interiors, Inc.	3,160	107,946
Furniture Brands International, Inc.	8,260	91,025
Kimball International, Inc., Class B	6,660	87,046
Skyline Corp.	3,870	108,167
		749,261
Multiline Retail (0.2%)
99 Cents Only Stores (a)	5,670	69,004
Specialty Retail (2.9%)
America's Car-Mart, Inc. (a)	11,507	149,706
GameStop Corp., Class A (a)	5,110	206,189
Monro Muffler Brake, Inc.	5,090	170,413
Payless Shoesource, Inc. (a)	4,520	120,322
Rent-A-Center, Inc. (a)	6,790	131,794
United Retail Group, Inc. (a)	5,670	61,633
Zale Corp. (a)	4,110	87,255
		927,312
Textiles, Apparel & Luxury Goods (1.8%)
Delta Apparel, Inc.	3,670	70,941
Hampshire Group Ltd. (a)	6,692	130,494
Hartmarx Corp. (a)	12,679	108,406
K-Swiss, Inc., Class A	3,120	69,482
Wolverine World Wide, Inc.	7,150	193,479
		572,802
		3,402,040

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (4.8%)
Beverages (0.4%)
MGP Ingredients, Inc.	7,537	$122,476
Food & Staples Retailing (1.4%)
BJ's Wholesale Club, Inc. (a)	3,740	127,011
Ruddick Corp.	2,800	77,840
Weis Markets, Inc.	5,930	233,049
		437,900
Food Products (3.0%)
American Italian Pasta Co., Class A (a)	6,430	52,405
Flowers Foods, Inc.	6,638	136,079
Fresh Del Monte Produce, Inc.	5,820	149,283
J&J Snack Foods Corp.	3,260	112,307
Lancaster Colony Corp.	3,510	135,907
Lance, Inc.	4,760	119,904
Maui Land & Pineapple Co., Inc. (a)	3,230	102,843
Ralcorp Holdings, Inc. (a)	2,880	149,645
		958,373
		1,518,749
Energy (6.0%)
Energy Equipment & Services (2.1%)
Complete Production Services, Inc. (a)	2,773	64,306
Grey Wolf, Inc. (a)	18,580	137,678
Lufkin Industries, Inc.	2,827	167,387
Oil States International, Inc. (a)	2,340	102,351
Superior Well Services, Inc. (a)	1,390	26,980
TriCo Marine Services, Inc. (a)	4,693	166,367
		665,069
Oil, Gas & Consumable Fuels (3.9%)
Alpha Natural Resources, Inc. (a)	5,490	97,996
Aurora Oil & Gas Corp. (a)	13,960	27,362
Bois d'Arc Energy, Inc. (a)	4,398	71,511
Comstock Resources, Inc. (a)	1,910	51,303
Harvest Natural Resources, Inc. (a)	12,290	138,385
Nordic American Tanker Shipping Limited	3,733	148,200
Peabody Energy Corp.	2,660	112,412
Range Resources Corp.	7,040	261,466
Stone Energy Corp. (a)	2,580	83,850
Swift Energy Co. (a)	1,750	74,795
Western Refining, Inc.	3,413	189,421
		1,256,701
		1,921,770

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (26.1%)
Capital Markets (0.8%)
Piper Jaffray Companies, Inc. (a)	3,520	$168,679
Thomas Weisel Partners Group, Inc. (a)	5,839	81,162
		249,841
Commercial Banks (8.9%)
BancFirst Corp.	2,710	109,511
BancTrust Financial Group, Inc.	5,492	96,000
Bank of Granite Corp.	8,642	117,358
BankFinancial Corp.	7,800	107,640
Bryn Mawr Bank Corp.	5,246	117,720
Capitol Bancorp Ltd.	5,446	122,317
Central Pacific Financial Corp.	4,750	133,997
Chemical Financial Corp.	7,065	153,876
City Holding Co.	1,012	33,244
Columbia Banking System, Inc.	4,580	116,332
Community Trust Bancorp, Inc.	3,360	96,365
First Citizens BancShares, Inc., Class A	704	126,495
First Financial Corp.	4,920	115,522
First National Bank of Alaska	37	80,660
Mass Financial Corp., Class A (a)	13,010	58,545
Merchants Bancshares, Inc.	4,967	115,085
Northrim BanCorp, Inc.	4,503	134,640
S&T Bancorp, Inc.	4,234	131,593
Sandy Spring Bancorp, Inc.	2,650	71,391
South Financial Group, Inc.	8,200	176,792
Sterling Bancorp NY	7,930	115,382
Taylor Capital Group, Inc.	4,500	122,130
UMB Financial Corp.	5,670	211,718
Whitney Holding Corp.	7,390	184,676
		2,848,989
Consumer Finance (1.6%)
Advance America Cash Advance Centers, Inc.	15,100	221,517
Cash America International, Inc.	7,820	286,368
		507,885
Diversified Financial Services (0.4%)
Medallion Financial Corp.	12,223	140,442
Insurance (7.5%)
American Physicians Capital, Inc. (a)	4,015	152,249
Baldwin & Lyons, Inc., Class B	5,151	130,114
CNA Surety Corp. (a)	8,660	146,354
Commerce Group, Inc.	6,220	178,700
Delphi Financial Group, Inc., Class A	5,610	225,354
EMC Insurance Group, Inc.	4,230	104,185
Harleysville Group, Inc.	3,235	90,612
Horace Mann Educators Corp.	8,930	159,222
KMG America Corp. (a)	22,050	103,194

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (continued)
National Western Life Insurance Co., Class A	444	$104,660
Navigators Group, Inc. (a)	5,654	295,761
Phoenix Companies, Inc.	12,420	171,272
ProCentury Corp.	11,124	155,513
RLI Corp.	3,102	179,916
United America Indemnity Ltd., Class A (a)	8,640	185,587
		2,382,693
Real Estate Investment Trusts (REITs) (4.5%)
Colonial Properties Trust	3,650	126,254
Franklin Street Properties Corp.	10,866	166,793
Getty Realty Corp.	4,120	103,824
Healthcare Realty Trust, Inc.	6,420	149,072
Lexington Corporate Properties Trust	8,390	158,319
Potlatch Corp.	4,610	201,411
Strategic Hotels & Resorts, Inc.	5,322	113,252
Sun Communities, Inc.	6,440	175,297
Universal Health Realty Income Trust	3,890	113,783
Urstadt Biddle Properties, Inc., Class A	7,840	118,384
		1,426,389
Thrifts & Mortgage Finance (2.4%)
Bank Mutual Corp.	10,400	109,200
Brookline Bancorp, Inc.	12,500	128,375
Corus Bankshares, Inc.	12,652	205,722
Flagstar BanCorp, Inc.	12,650	135,355
TrustCo Bank Corp. NY	10,490	97,347
Washington Federal, Inc.	4,350	98,005
		774,004
		8,330,243
Health Care (9.1%)
Health Care Equipment & Supplies (1.8%)
Analogic Corp.	1,740	115,519
Haemonetics Corp. (a)	3,280	162,098
STERIS Corp.	8,330	227,825
Vital Signs, Inc.	1,400	72,814
		578,256
Health Care Providers & Services (5.0%)
Amedisys, Inc. (a)	2,580	97,653
AmSurg Corp. (a)	4,100	103,074
Cross Country Healthcare, Inc. (a)	7,800	127,686
Gentiva Health Services, Inc. (a)	8,130	162,356
Kindred Healthcare, Inc. (a)	7,150	191,477
NovaMed, Inc. (a)	14,940	79,630
Owens & Minor, Inc.	3,920	150,724
Pediatrix Medical Group, Inc. (a)	6,250	337,250
RehabCare Group, Inc. (a)	3,370	47,753
Res-Care, Inc. (a)	8,030	156,023
U.S. Physical Therapy, Inc. (a)	4,710	64,103
VistaCare, Inc. (a)	6,900	62,238
		1,579,967

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (1.6%)
Bio-Rad Laboratories, Inc., Class A (a)	2,180	$161,669
PAREXEL International Corp. (a)	5,930	239,750
Varian, Inc. (a)	1,800	108,252
		509,671
Pharmaceuticals (0.7%)
Alpharma, Inc., Class A	5,490	136,097
Sciele Pharma, Inc. (a)	3,870	89,745
		225,842
		2,893,736
Industrials (18.5%)
Aerospace & Defense (1.8%)
AAR Corp. (a)	6,998	208,751
Esterline Technologies Corp. (a)	5,070	234,690
Limco-Piedmont, Inc. (a)	3,268	39,706
Moog, Inc., Class A (a)	2,540	108,763
		591,910
Airlines (0.9%)
AirTran Holdings, Inc. (a)	8,240	81,082
JetBlue Airways Corp. (a)	9,455	93,132
Skywest, Inc.	5,560	124,043
		298,257
Building Products (1.8%)
Goodman Global, Inc. (a)	4,734	114,184
Lennox International, Inc.	3,480	133,284
NCI Building Systems, Inc. (a)	4,620	223,423
Universal Forest Products, Inc.	2,320	91,779
		562,670
Commercial Services & Supplies (4.1%)
ABM Industries, Inc.	4,010	100,892
Casella Waste Systems, Inc., Class A (a)	7,860	87,482
CBIZ, Inc. (a)	6,992	47,615
Consolidated Graphics, Inc. (a)	4,490	295,936
Healthcare Services Group, Inc.	6,549	181,538
IKON Office Solutions, Inc.	8,530	118,226
Korn/Ferry International (a)	5,370	126,893
Navigant Consulting, Inc. (a)	6,890	108,517
TeleTech Holdings, Inc. (a)	2,490	73,032
United Stationers, Inc. (a)	2,450	156,163
		1,296,294
Construction & Engineering (1.7%)
EMCOR Group, Inc. (a)	6,960	249,864
KHD Humboldt Wedag International Ltd. (a)	4,946	282,565
		532,429
Electrical Equipment (2.3%)
Belden CDT, Inc.	3,430	187,895
Genlyte Group, Inc. (a)	3,120	217,059
Woodward Governor Co.	5,860	338,415
		743,369

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (2.4%)
Briggs & Stratton Corp.	2,320	$65,795
EnPro Industries, Inc. (a)	5,560	218,953
Harsco Corp.	8,040	423,386
Kadant, Inc. (a)	2,443	65,839
		773,973
Road & Rail (2.3%)
Amerco, Inc. (a)	1,800	114,930
Dollar Thrifty Automotive Group, Inc. (a)	2,640	97,469
Genesee & Wyoming, Inc., Class A (a)	3,230	82,849
Heartland Express, Inc.	6,100	90,951
Ryder System, Inc.	2,380	129,401
Vitran Corp., Inc. (a)	547	10,995
Werner Enterprises, Inc.	11,100	215,784
		742,379
Trading Companies & Distributors (1.2%)
Kaman Corp.	5,020	168,120
Watsco, Inc.	4,190	209,123
		377,243
		5,918,524
Information Technology (13.1%)
Communications Equipment (2.1%)
Anaren, Inc. (a)	8,563	147,626
Bel Fuse, Inc., Class B	2,100	63,504
Black Box Corp.	3,181	128,035
Dycom Industries, Inc. (a)	6,700	187,265
Polycom, Inc. (a)	3,450	106,847
Tollgrade Communications, Inc. (a)	5,660	58,411
		691,688
Computers & Peripherals (1.5%)
Electronics for Imaging, Inc. (a)	6,350	166,751
Emulex Corp. (a)	6,050	119,790
Imation Corp.	2,980	93,215
QLogic Corp. (a)	5,160	68,576
Rackable Systems, Inc. (a)	3,000	36,300
		484,632
Electronic Equipment & Instruments (3.9%)
Agilysys, Inc.	4,370	83,948
Anixter International, Inc. (a)	3,230	266,959
Benchmark Electronics, Inc. (a)	6,560	145,632
Brightpoint, Inc. (a)	13,806	181,273
Coherent, Inc. (a)	2,712	78,512
MTS Systems Corp.	3,870	161,573
NAM TAI Electronics, Inc.	10,610	136,763
Vishay Intertechnology, Inc. (a)	11,820	183,328
		1,237,988

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
IT Services (1.7%)
CACI International, Inc., Class A (a)	1,930	$85,769
CSG Systems International, Inc. (a)	4,088	102,282
MAXIMUS, Inc.	2,390	99,878
MPS Group, Inc. (a)	19,460	259,402
		547,331
Semiconductors & Semiconductor Equipment (2.2%)
Actel Corp. (a)	7,458	88,004
Advanced Energy Industries, Inc. (a)	3,950	69,955
Asyst Technologies, Inc. (a)	8,553	57,134
ATMI, Inc. (a)	1,830	53,033
Cabot Microelectronics Corp. (a)	1,630	69,487
Exar Corp. (a)	6,660	94,106
Fairchild Semiconductor International, Inc. (a)	5,230	95,447
Standard Microsystems Corp. (a)	3,510	117,199
Varian Semiconductor Equipment Associates, Inc. (a)	1,135	53,345
		697,710
Software (1.7%)
ACI Worldwide, Inc. (a)	4,660	142,270
Captaris, Inc. (a)	13,710	70,332
Lawson Software, Inc. (a)	5,490	52,320
MSC.Software Corp. (a)	10,710	139,016
Sybase, Inc. (a)	5,660	134,255
		538,193
		4,197,542
Materials (6.8%)
Chemicals (1.9%)
H.B. Fuller Co.	9,240	255,301
Minerals Technologies, Inc.	2,780	179,783
Sensient Technologies Corp.	6,320	160,528
		595,612
Construction Materials (0.6%)
Eagle Materials, Inc.	4,410	192,849
Containers & Packaging (2.0%)
AptarGroup, Inc.	6,560	238,784
Greif, Inc., Class A	4,448	244,640
Greif, Inc., Class B	3,223	165,630
		649,054
Metals & Mining (1.6%)
Carpenter Technology Corp.	1,280	151,923
Haynes International, Inc. (a)	1,236	111,005
Metal Management, Inc.	2,680	112,587
Worthington Industries, Inc.	6,540	135,378
		510,893
Paper & Forest Products (0.7%)
Glatfelter Co.	9,180	123,288
Mercer International, Inc. (a)	12,010	104,367
		227,655
		2,176,063

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Telecommunication Services (0.4%)
Diversified Telecommunication Services (0.4%)
North Pittsburgh Systems, Inc.	4,470	$104,106
Warwick Valley Telephone Co.	722	9,603
		113,709
Utilities (4.5%)
Electric Utilities (2.8%)
ALLETE, Inc.	2,930	128,451
El Paso Electric Co. (a)	7,160	166,613
Hawaiian Electric Industries, Inc.	5,060	115,419
Maine & Maritimes Corp. (a)	1,290	34,998
MGE Energy, Inc.	4,240	127,242
Otter Tail Corp.	4,460	131,391
Portland General Electric Co.	2,167	58,314
UIL Holdings Corp.	4,310	127,490
		889,918
Gas Utilities (1.0%)
Northwest Natural Gas Co.	3,680	153,346
WGL Holdings, Inc.	5,450	163,173
		316,519
Multi-Utilities (0.7%)
CH Energy Group, Inc.	5,420	240,377
		1,446,814
Total Common Stocks (Cost of $24,827,368)		31,919,190
Total Investments (99.9%) (Cost of $24,827,368) (b)		31,919,190
Other Assets & Liabilities, Net (0.1%)		32,623
Net Assets (100.0%)		$31,951,813

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $24,910,630.

See Accompanying Notes to Financial Statements.

CMG SMALL CAP VALUE FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	26.1
Industrials	18.5
Information Technology	13.1
Consumer Discretionary	10.6
Health Care	9.1
Materials	6.8
Energy	6.0
Consumer Staples	4.8
Utilities	4.5
Telecommunication Services	0.4
99.9
Other Assets & Liabilities, Net	0.1
100.0

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.8%)
Consumer Discretionary (16.7%)
Auto Components (0.4%)
Goodyear Tire & Rubber Co. (a)	1,540	$44,229
Diversified Consumer Services (2.3%)
ITT Educational Services, Inc. (a)	560	59,170
New Oriental Education & Technology Group, ADR (a)	1,130	58,500
Sotheby's	1,940	82,935
Strayer Education, Inc.	540	81,826
		282,431
Hotels, Restaurants & Leisure (4.4%)
Bally Technologies, Inc. (a)	1,700	41,820
Buffalo Wild Wings, Inc. (a)	1,570	67,855
Chipotle Mexican Grill, Inc., Class A (a)	400	35,336
Orient-Express Hotels Ltd., Class A	1,795	83,378
Pinnacle Entertainment, Inc. (a)	1,712	45,385
Scientific Games Corp., Class A (a)	1,700	58,327
Starwood Hotels & Resorts Worldwide, Inc.	1,790	112,699
Texas Roadhouse, Inc., Class A (a)	5,030	59,706
Wynn Resorts Ltd.	520	50,211
		554,717
Household Durables (0.5%)
Gafisa SA, ADR (a)	2,060	64,787
Internet & Catalog Retail (0.6%)
Priceline.com, Inc. (a)	1,090	69,542
Leisure Equipment & Products (0.9%)
Smith & Wesson Holding Corp. (a)	5,820	109,416
Media (1.7%)
Knology, Inc. (a)	6,340	98,397
Lamar Advertising Co., Class A	1,060	63,102
National CineMedia, Inc. (a)	2,135	53,161
		214,660
Specialty Retail (2.8%)
DSW, Inc., Class A (a)	1,710	56,840
GameStop Corp., Class A (a)	3,310	133,558
Hibbett Sporting Goods, Inc. (a)	2,360	60,487
Men's Wearhouse, Inc.	1,010	49,894
Zumiez, Inc. (a)	1,450	53,636
		354,415
Textiles, Apparel & Luxury Goods (3.1%)
Coach, Inc. (a)	1,570	71,372
CROCS, Inc. (a)	2,540	150,673
Volcom, Inc. (a)	1,383	49,069
Warnaco Group, Inc. (a)	3,320	119,885
		390,999
		2,085,196

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Consumer Staples (0.5%)
Food Products (0.5%)
McCormick & Co., Inc.	1,770	$60,463
Energy (7.6%)
Energy Equipment & Services (3.2%)
Atwood Oceanics, Inc. (a)	1,800	123,480
FMC Technologies, Inc. (a)	1,410	129,043
Grant Prideco, Inc. (a)	1,400	78,540
Oil States International, Inc. (a)	1,510	66,048
		397,111
Oil, Gas & Consumable Fuels (4.4%)
Continental Resources, Inc. (a)	3,960	62,291
Denbury Resources, Inc. (a)	3,250	130,000
Frontier Oil Corp.	1,650	63,905
Parallel Petroleum Corp. (a)	2,590	52,758
Peabody Energy Corp.	1,330	56,206
Petrohawk Energy Corp. (a)	3,410	51,116
Petroplus Holdings AG (a)	407	38,976
Southwestern Energy Co. (a)	2,350	95,480
		550,732
		947,843
Financials (7.5%)
Capital Markets (2.5%)
Affiliated Managers Group, Inc. (a)	1,110	125,430
Janus Capital Group, Inc.	1,149	34,539
Lazard Ltd., Class A	2,080	77,022
Waddell & Reed Financial, Inc., Class A	2,980	75,126
		312,117
Commercial Banks (0.5%)
Signature Bank (a)	2,040	63,016
Consumer Finance (0.5%)
First Cash Financial Services, Inc. (a)	2,890	62,973
Diversified Financial Services (0.5%)
Genesis Lease Ltd.	2,280	58,619
Insurance (0.9%)
Ambac Financial Group, Inc.	870	58,420
ProAssurance Corp. (a)	1,210	59,750
		118,170
Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc.	610	52,539
FelCor Lodging Trust, Inc.	2,080	45,677
Plum Creek Timber Co., Inc.	1,560	60,622
SL Green Realty Corp.	420	50,996
Supertel Hospitality, Inc.	7,310	58,919
		268,753

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.	550	$60,379
		944,027
Health Care (19.3%)
Biotechnology (4.0%)
Alexion Pharmaceuticals, Inc. (a)	880	51,181
Allos Therapeutics, Inc. (a)	11,060	48,111
Applera Corp. - Celera Group (a)	2,190	26,324
ArQule, Inc. (a)	3,440	19,539
Array Biopharma, Inc. (a)	3,200	32,160
BioMarin Pharmaceuticals, Inc. (a)	1,610	29,077
Cephalon, Inc. (a)	780	58,609
Cubist Pharmaceuticals, Inc. (a)	2,410	55,575
Onyx Pharmaceuticals, Inc. (a)	2,230	62,016
OSI Pharmaceuticals, Inc. (a)	1,680	54,163
Savient Pharmaceuticals, Inc. (a)	2,360	27,942
Seattle Genetics, Inc. / wa (a)	3,070	29,257
		493,954
Health Care Equipment & Supplies (5.4%)
Align Technology, Inc. (a)	2,610	68,121
Beckman Coulter, Inc.	734	51,982
Cytyc Corp. (a)	1,530	64,413
Gen-Probe, Inc. (a)	1,090	68,681
Hologic, Inc. (a)	1,250	64,750
Immucor, Inc. (a)	1,810	56,400
Intuitive Surgical, Inc. (a)	74	15,733
Kyphon, Inc. (a)	1,230	80,712
Mindray Medical International Ltd., ADR	2,070	64,170
Northstar Neuroscience, Inc. (a)	2,920	29,930
NuVasive, Inc. (a)	2,561	73,449
Sirona Dental Systems, Inc. (a)	930	32,885
		671,226
Health Care Providers & Services (4.2%)
Brookdale Senior Living, Inc.	1,720	68,817
HealthExtras, Inc. (a)	2,355	63,185
Henry Schein, Inc. (a)	1,200	65,208
Laboratory Corp. of America Holdings (a)	830	61,296
Psychiatric Solutions, Inc. (a)	1,920	65,453
Quest Diagnostics, Inc.	1,230	68,228
Sunrise Senior Living, Inc. (a)	1,720	68,387
VCA Antech, Inc. (a)	1,760	69,238
		529,812
Health Care Technology (0.5%)
Allscripts Healthcare Solutions, Inc. (a)	2,775	63,131

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services (3.2%)
Covance, Inc. (a)	950	$67,042
ICON PLC, ADR (a)	2,276	106,449
Illumina, Inc. (a)	1,720	78,380
Pharmaceutical Product Development, Inc.	1,700	56,950
Thermo Fisher Scientific, Inc. (a)	1,850	96,588
		405,409
Pharmaceuticals (2.0%)
Allergan, Inc.	920	53,480
BioMimetic Therapeutics, Inc. (a)	1,620	23,377
Medicis Pharmaceutical Corp., Class A	1,670	47,645
Pozen, Inc. (a)	3,720	61,938
Shire PLC, ADR	880	64,935
		251,375
		2,414,907
Industrials (17.4%)
Aerospace & Defense (1.9%)
BE Aerospace, Inc. (a)	2,220	90,043
Ladish Co., Inc. (a)	1,550	75,160
Rockwell Collins, Inc.	1,030	70,761
		235,964
Air Freight & Logistics (0.6%)
Expeditors International Washington, Inc.	1,810	80,871
Commercial Services & Supplies (4.4%)
ACCO Brands Corp. (a)	2,630	54,388
Dun & Bradstreet Corp.	620	60,611
Equifax, Inc.	1,450	58,667
Huron Consulting Group, Inc. (a)	1,245	84,573
Knoll, Inc.	4,230	83,796
Resources Connection, Inc. (a)	2,560	83,123
Robert Half International, Inc.	1,750	59,483
Stericycle, Inc. (a)	1,460	69,993
		554,634
Construction & Engineering (1.1%)
Jacobs Engineering Group, Inc. (a)	1,020	62,863
Perini Corp. (a)	1,150	70,621
		133,484
Electrical Equipment (2.7%)
Acuity Brands, Inc.	640	37,824
General Cable Corp. (a)	1,570	124,815
Roper Industries, Inc.	1,390	83,372
SunPower Corp., Class A (a)	1,260	88,868
		334,879
Industrial Conglomerates (0.5%)
McDermott International, Inc. (a)	710	58,887

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (3.5%)
Actuant Corp., Class A	1,010	$61,590
Barnes Group, Inc.	1,650	51,480
Bucyrus International, Inc., Class A	910	57,840
Kaydon Corp.	1,190	63,320
Oshkosh Truck Corp.	1,210	69,272
Pall Corp.	1,370	56,882
Terex Corp. (a)	900	77,625
		438,009
Marine (1.2%)
Genco Shipping & Trading Ltd.	1,450	81,679
Ultrapetrol Bahamas Ltd. (a)	2,750	64,625
		146,304
Road & Rail (0.9%)
Genesee & Wyoming, Inc., Class A (a)	2,170	55,661
Landstar System, Inc.	1,340	60,916
		116,577
Trading Companies & Distributors (0.6%)
Houston Wire & Cable Co.	3,030	78,083
		2,177,692
Information Technology (18.1%)
Communications Equipment (2.4%)
Harris Corp.	1,180	64,758
NETGEAR, Inc. (a)	3,640	100,683
Riverbed Technology, Inc. (a)	1,689	74,586
Sierra Wireless, Inc. (a)	2,450	55,493
		295,520
Electronic Equipment & Instruments (0.7%)
Cogent, Inc. (a)	2,220	29,548
Mettler-Toledo International, Inc. (a)	670	63,757
		93,305
Internet Software & Services (3.5%)
DealerTrack Holdings, Inc. (a)	1,690	60,941
Digital River, Inc. (a)	1,600	72,016
Equinix, Inc. (a)	840	73,004
Keynote Systems, Inc. (a)	2,220	33,278
Omniture, Inc. (a)	2,946	67,316
Vocus, Inc. (a)	4,507	126,602
		433,157
IT Services (1.9%)
Cognizant Technology Solutions Corp., Class A (a)	1,250	101,225
DST Systems, Inc. (a)	800	60,696
Global Payments, Inc.	1,010	37,774
RightNow Technologies, Inc. (a)	3,250	42,900
		242,595

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (5.2%)
Atheros Communications, Inc. (a)	4,395	$122,533
ATMI, Inc. (a)	3,060	88,679
Hittite Microwave Corp. (a)	925	37,203
MEMC Electronic Materials, Inc. (a)	2,110	129,385
NVIDIA Corp. (a)	2,510	114,858
Verigy Ltd. (a)	6,510	159,234
		651,892
Software (4.4%)
ACI Worldwide, Inc. (a)	1,980	60,449
Activision, Inc. (a)	3,510	60,056
BEA Systems, Inc. (a)	5,010	62,024
BladeLogic, Inc. (a)	91	2,343
Concur Technologies, Inc. (a)	2,250	53,685
Informatica Corp. (a)	2,560	35,686
McAfee, Inc. (a)	2,380	85,347
Nuance Communications, Inc. (a)	3,641	60,004
Perfect World Co. Ltd., ADR (a)	65	1,567
Taleo Corp., Class A (a)	2,813	60,508
THQ, Inc. (a)	2,170	62,409
		544,078
		2,260,547
Materials (5.0%)
Chemicals (1.4%)
Potash Corp. of Saskatchewan, Inc.	2,205	178,032
Construction Materials (0.6%)
Eagle Materials, Inc.	720	31,486
Vulcan Materials Co.	450	43,074
		74,560
Containers & Packaging (0.5%)
Crown Holdings, Inc. (a)	2,366	58,109
Metals & Mining (2.5%)
Allegheny Technologies, Inc.	720	75,549
Carpenter Technology Corp.	658	78,098
Freeport-McMoRan Copper & Gold, Inc.	1,267	119,073
RTI International Metals, Inc. (a)	580	45,959
		318,679
		629,380
Telecommunication Services (5.7%)
Diversified Telecommunication Services (0.9%)
Cogent Communications Group, Inc. (a)	3,960	113,573

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services (4.8%)
American Tower Corp., Class A (a)	3,009	$125,355
Crown Castle International Corp. (a)	3,430	124,337
Millicom International Cellular SA (a)	1,420	114,026
NII Holdings, Inc. (a)	1,920	161,318
SBA Communications Corp., Class A (a)	2,390	79,635
		604,671
		718,244
Total Common Stocks (Cost of $10,546,860)		12,238,299
	Par
Short-Term Obligation (3.8%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $486,212 (repurchase proceeds $476,066)	$476,000	476,000
Total Short-Term Obligation (Cost of $476,000)		476,000
Total Investments (101.6%) (Cost of $11,022,860) (b)		12,714,299
Other Assets & Liabilities, Net (-1.6%)		(198,126)
Net Assets (100.0%)		$12,516,173

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $11,070,468.

See Accompanying Notes to Financial Statements.

CMG SMALL/MID CAP FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

For the year ended July 31, 2007, transactions in written options were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2006	-	$-
Options written	8	1,241
Options terminated in closing purchase transactions	-	-
Options exercised	(4)	(805)
Options expired	(4)	(436)
Options outstanding at July 31, 2007	-	-

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	19.3
Information Technology	18.1
Industrials	17.4
Consumer Discretionary	16.7
Energy	7.6
Financials	7.5
Telecommunication Services	5.7
Materials	5.0
Consumer Staples	0.5
97.8
Short-Term Obligation	3.8
Other Assets & Liabilities, Net	(1.6)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (97.5%)
Consumer Discretionary (10.6%)
Auto Components (2.3%)
Continental AG	6,604	$945,329
Denso Corp.	27,200	1,023,899
Stanley Electric Co., Ltd.	35,200	836,214
		2,805,442
Automobiles (2.1%)
Peugeot SA	16,380	1,372,704
Toyota Motor Corp.	19,500	1,179,910
		2,552,614
Hotels, Restaurants & Leisure (1.3%)
Genting Berhad	264,800	606,224
Paddy Power PLC	29,145	932,506
		1,538,730
Household Durables (0.9%)
JM AB	14,800	449,105
Matsushita Electric Industrial Co., Ltd.	37,000	675,146
		1,124,251
Leisure Equipment & Products (1.8%)
FUJIFILM Holdings Corp.	30,600	1,333,498
Nikon Corp.	24,000	769,892
		2,103,390
Media (1.3%)
Vivendi	35,164	1,492,200
Textiles, Apparel & Luxury Goods (0.9%)
Nisshinbo Industries, Inc.	91,000	1,124,838
		12,741,465
Consumer Staples (7.2%)
Beverages (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	27,224	1,007,832
Heineken NV	22,148	1,404,561
		2,412,393
Food & Staples Retailing (1.7%)
Massmart Holdings Ltd.	78,620	917,704
Metro, Inc., Class A	30,874	1,099,749
		2,017,453
Food Products (1.7%)
China Milk Products Group Ltd.	524,000	419,888
Toyo Suisan Kaisha Ltd.	36,000	594,751
Unilever PLC	32,951	1,025,616
		2,040,255
Tobacco (1.8%)
Imperial Tobacco Group PLC	15,381	675,270
Japan Tobacco, Inc.	287	1,468,451
		2,143,721
		8,613,822

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Energy (7.7%)
Energy Equipment & Services (0.9%)
TGS Nopec Geophysical Co. ASA (a)	56,600	$1,097,895
Oil, Gas & Consumable Fuels (6.8%)
BP PLC, ADR	23,808	1,652,275
PetroChina Co., Ltd., Class H	864,000	1,279,304
Royal Dutch Shell PLC, Class B	22,033	871,070
Statoil ASA	30,550	896,880
Total SA	33,069	2,615,472
Yanzhou Coal Mining Co., Ltd., Class H	462,000	833,436
		8,148,437
		9,246,332
Financials (27.7%)
Capital Markets (2.8%)
Credit Suisse Group, Registered Shares	21,866	1,427,260
Deutsche Bank AG, Registered Shares	10,921	1,480,949
UBS AG, Registered Shares	8,381	464,946
		3,373,155
Commercial Banks (16.8%)
ABN AMRO Holding NV	15,859	760,817
Australia & New Zealand Banking Group Ltd.	27,327	653,755
Banco Bilbao Vizcaya Argentaria SA	79,898	1,952,238
Banco Santander Central Hispano SA	111,963	2,098,981
Bank of Ireland	49,598	946,961
Barclays PLC	136,550	1,915,797
BNP Paribas	15,546	1,708,173
Bumiputra-Commerce Holdings Berhad	139,800	472,941
Depfa Bank PLC	37,958	772,431
HBOS PLC	41,153	806,179
HSBC Holdings PLC	85,488	1,587,332
Industrial Bank of Korea	30,350	695,469
Mizuho Financial Group, Inc.	76	537,034
Societe Generale	8,746	1,497,554
Sumitomo Mitsui Financial Group, Inc.	63	572,000
Swedbank AB, Class A	21,400	783,722
United Overseas Bank Ltd.	99,000	1,449,622
Westpac Banking Corp.	46,493	1,031,920
		20,242,926
Consumer Finance (0.6%)
ORIX Corp.	3,120	752,327
Diversified Financial Services (2.0%)
Fortis	24,877	988,358
ING Groep NV	32,877	1,390,637
		2,378,995

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Insurance (4.6%)
Aviva PLC	55,491	$768,821
Axis Capital Holdings Ltd. (b)	22,437	826,803
Baloise Holding AG, Registered Shares	9,872	923,173
Brit Insurance Holdings PLC	173,689	1,188,070
Milano Assicurazioni SpA	82,144	632,576
Swiss Reinsurance, Registered Shares	14,036	1,199,260
		5,538,703
Real Estate Management & Development (0.9%)
Swire Pacific Ltd., Class A	70,500	796,064
Yanlord Land Group Ltd.	113,000	238,791
		1,034,855
		33,320,961
Health Care (7.6%)
Pharmaceuticals (7.6%)
AstraZeneca PLC	32,290	1,672,792
Biovail Corp.	54,687	1,043,975
Kyowa Hakko Kogyo Co., Ltd.	51,000	513,596
Novartis AG, Registered Shares	42,344	2,287,408
Novo-Nordisk A/S, Class B	3,950	415,849
Ono Pharmaceutical Co., Ltd.	13,000	679,499
Roche Holding AG, Genusschein Shares	8,642	1,530,418
Takeda Pharmaceutical Co., Ltd.	15,800	1,031,603
		9,175,140
Industrials (11.6%)
Aerospace & Defense (1.6%)
MTU Aero Engines Holding AG	12,052	820,451
Rolls-Royce Group PLC (a)	112,713	1,152,416
		1,972,867
Airlines (0.4%)
British Airways PLC (a)	64,329	516,677
Building Products (1.0%)
Geberit AG, Registered Shares	7,156	1,175,011
Commercial Services & Supplies (0.9%)
Randstad Holding NV	15,872	1,028,046
Construction & Engineering (0.6%)
Peab AB	24,300	738,496
Electrical Equipment (1.2%)
Schneider Electric SA	10,815	1,448,537
Industrial Conglomerates (0.6%)
Keppel Corp. Ltd.	80,000	698,360

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Machinery (3.7%)
Georg Fischer AG, Registered Shares (a)	1,257	$1,021,047
Komatsu Ltd.	26,800	850,903
Mori Seiki Co., Ltd.	14,800	484,901
SKF AB, Class B	39,800	838,534
Sulzer AG, Registered Shares	274	362,474
Volvo AB, Class B	49,300	896,955
		4,454,814
Trading Companies & Distributors (1.6%)
Hitachi High-Technologies Corp.	19,600	477,190
Itochu Corp.	112,000	1,405,943
		1,883,133
		13,915,941
Information Technology (6.8%)
Communications Equipment (1.8%)
Nokia Oyj	75,844	2,169,458
Electronic Equipment & Instruments (0.6%)
Kyocera Corp.	8,000	773,487
Internet Software & Services (0.9%)
United Internet AG, Registered Shares	62,513	1,110,315
IT Services (1.0%)
CGI Group, Inc., Class A (a)	65,300	670,261
Nomura Research Institute Ltd.	17,300	551,720
		1,221,981
Office Electronics (1.7%)
Brother Industries Ltd.	82,000	1,179,322
Canon, Inc.	16,800	892,617
		2,071,939
Semiconductors & Semiconductor Equipment (0.8%)
Infineon Technologies AG (a)	54,219	894,441
		8,241,621
Materials (9.6%)
Chemicals (3.3%)
BASF AG	15,503	1,993,336
Linde AG	7,650	899,603
Shin-Etsu Chemical Co., Ltd.	14,500	1,073,535
		3,966,474
Construction Materials (1.0%)
Ciments Francais SA	5,148	1,178,796

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Metals & Mining (5.3%)
BHP Billiton PLC	31,049	$915,170
JFE Holdings, Inc.	16,000	1,098,500
Rio Tinto PLC	10,259	740,398
Salzgitter AG	6,740	1,364,432
SSAB Svenskt Stal AB, Series A	29,300	1,047,598
Yamato Kogyo Co., Ltd.	26,200	1,245,130
		6,411,228
		11,556,498
Telecommunication Services (4.8%)
Diversified Telecommunication Services (3.3%)
Bezeq Israeli Telecommunication Corp., Ltd.	523,539	846,940
Chunghwa Telecom Co., Ltd., ADR	41,512	688,266
Nippon Telegraph & Telephone Corp.	135	589,202
Telefonica O2 Czech Republic AS	40,399	1,151,560
Telekomunikacja Polska SA	82,532	652,355
		3,928,323
Wireless Telecommunication Services (1.5%)
China Mobile Ltd.	60,500	696,926
KDDI Corp.	97	645,337
Philippine Long Distance Telephone Co., ADR	9,145	522,728
		1,864,991
		5,793,314
Utilities (3.9%)
Electric Utilities (3.3%)
British Energy Group PLC	85,919	866,890
E.ON AG	12,496	1,971,151
Tenaga Nasional Berhad	360,500	1,135,809
		3,973,850
Gas Utilities (0.6%)
Tokyo Gas Co., Ltd.	159,000	688,699
		4,662,549
Total Common Stocks (Cost of $91,378,167)		117,267,643
Investment Company (1.8%)
iShares MSCI EAFE Index Fund	27,829	2,197,099
Total Investment Company (Cost of $2,245,972)		2,197,099

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Units	Value
Rights (0.1%)
Materials (0.1%)
Metals & Mining (0.1%)
Ssab Svenskt Stal AB
Expires 08/23/07 (a)(c)	29,300	$93,407
Total Rights (Cost of $-)		93,407
	Par
Short-Term Obligation (2.0%)
Repurchase agreement with Fixed Income Clearing Corp., dated 07/31/07, due 08/01/07, at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value of $2,516,275 (repurchase proceeds $2,464,344)	$2,464,000	2,464,000
Total Short-Term Obligation (Cost of $2,464,000)		2,464,000
Total Investments (101.4%) (Cost of $96,088,139) (d)		122,022,149
Other Assets & Liabilities, Net (-1.4%)		(1,707,744)
Net Assets (100.0%)		$120,314,405

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  A portion of this security is pledged as collateral for written option contracts.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(d)  Cost for federal income tax purposes is $96,860,961.

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

The Fund is invested in the following countries at July 31, 2007:

Country (Unaudited)	Value	% of Total Investments
Japan	$25,049,144	20.5
United Kingdom	16,354,773	13.4
Germany	11,480,007	9.4
France	11,313,437	9.3
Switzerland	10,390,996	8.5
United States*	5,487,903	4.5
Sweden	4,847,817	4.0
Netherlands	4,584,061	3.8
Spain	4,051,219	3.3
Canada	2,813,985	2.3
Ireland	2,651,897	2.2
China	2,532,628	2.1
Singapore	2,386,773	2.0
Malaysia	2,214,974	1.8
Finland	2,169,458	1.8
Norway	1,994,775	1.6
Australia	1,685,675	1.4
Hong Kong	1,492,991	1.2
Czech Republic	1,151,560	0.9
Mexico	1,007,832	0.8
Belgium	988,358	0.8
South Africa	917,704	0.8
Israel	846,939	0.7
South Korea	695,469	0.6
Taiwan	688,266	0.6
Poland	652,355	0.5
Italy	632,576	0.5
Philippines	522,728	0.4
Denmark	415,849	0.3
	$122,022,149	100.0

*Includes short-term obligation and investment company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

For the year ended July 31, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at July 31, 2006	-	-
Options written	112	$5,297
Options terminated in closing purchase transactions	-	-
Options exercised	-	-
Options expired	-	-
Options outstanding at July 31, 2007	112	$5,297

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

At July 31, 2007, the Fund held the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Axis Capital Holdings Ltd.	$40	112	09/22/07	$5,297	$3,360
Total written call options (proceeds $5,297)					$3,360

At July 31, 2007, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$5,864,307	$5,817,137	09/20/07	$47,170
CAD	182,988	187,541	09/20/07	(4,553)
CHF	312,398	312,997	09/20/07	(599)
DKK	503,443	493,867	09/20/07	9,576
EUR	5,285,773	5,180,645	09/20/07	105,128
GBP	11,203,319	10,990,320	09/20/07	212,999
GBP	505,367	500,552	09/20/07	4,815
JPY	512,348	492,671	09/20/07	19,677
JPY	387,513	374,611	09/20/07	12,902
TWD	300,545	302,464	09/20/07	(1,919)
TWD	249,393	251,063	09/20/07	(1,670)
NZD	116,078	122,308	09/20/07	(6,230)
SGD	124,523	125,133	09/20/07	(610)
				$396,686
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$3,083,593	$3,069,364	09/20/07	$(14,229)
CHF	3,167,417	3,073,357	09/20/07	(94,060)
CZK	1,151,821	1,107,485	09/20/07	(44,336)
EUR	879,820	875,078	09/20/07	(4,742)
EUR	309,718	312,377	09/20/07	2,659
GBP	679,912	686,854	09/20/07	6,942
ILS	837,602	856,264	09/20/07	18,662
JPY	310,689	301,588	09/20/07	(9,101)
KRW	746,181	738,947	09/20/07	(7,234)
MXN	549,659	556,229	09/20/07	6,570
MYR	2,322,302	2,313,006	09/20/07	(9,296)
NOK	760,528	743,226	09/20/07	(17,302)
PHP	249,382	246,306	09/20/07	(3,076)
PLN	629,387	616,446	09/20/07	(12,941)
SEK	1,767,961	1,728,494	09/20/07	(39,467)
SGD	1,310,139	1,294,079	09/20/07	(16,060)
TWD	1,300,473	1,298,499	09/20/07	(1,974)
ZAR	494,730	491,722	09/20/07	(3,008)
				$(241,993)

See Accompanying Notes to Financial Statements.

CMG INTERNATIONAL STOCK FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

Acronym	Name
ADR	American Depositary Receipt
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	Pound Sterling
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar
ZAR	South African Rand

See Accompanying Notes to Financial Statements.

  STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2007

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
ASSETS:
Investments, at identified cost	$228,783,507	$54,749,891	$41,163,204	$24,072,459	$16,047,699
Investments, at value (including securities on loan of $18,527,372, $-, $-, $- ,$- ,$- ,$- ,$- and $-, respectively)	$241,827,931	$58,563,097	$44,907,991	$29,026,155	$19,244,535
Cash	544	630	118	481	79
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $-, and 26,499, $respectively)	-	-	-	-	-
Unrealized appreciation on foreign forward currency contracts	-	-	-	-	-
Receivable for:
Investments sold	-	1,504,495	-	328,954	180,798
Fund shares sold	50,000	-	-	20,000	-
Interest	631	158	1,363	195	273
Dividends	187,440	18,067	39,821	5,753	6,651
Premium for written options	-	-	-	-	-
Securities lending	751	-	-	-	-
Foreign tax reclaims	-	-	672	152	-
Expense reimbursement due from Investment Advisor	10,660	8,000	7,848	6,832	7,171
Deferred Trustees' compensation plan	9,689	7,919	7,992	8,649	7,358
Total Assets	242,087,646	60,102,366	44,965,805	29,397,171	19,446,865
LIABILITIES:
Payable to custodian bank	-	-	-	-	-
Collateral on securities loaned	19,240,697	-	-	-	-
Unrealized depreciation on foreign forward currency contracts	-	-	-	-	-
Written option at value (premium of $-, $-, $-, $-, $-, $-, $-, $- and $5,297, respectively)	-	-	-	-	-
Payable for:
Investments purchased	-	1,056,904	72,408	659,712	93,540
Fund shares repurchased	-	-	-	-	-
Futures variation margin	56,400	-	-	-	-
Investment advisory fee	48,236	21,210	17,258	17,656	12,128
Trustees' fees	251	254	251	252	252
Transfer agent fees	-	-	-	-	-
Pricing and bookkeeping fees	-	-	-	-	-
Merger costs	-	-	-	-	-
Custody fee	-	-	-	-	-
Audit fee	28,850	33,851	33,851	33,850	33,850
Interest expense	-	-	-	-	-
Deferred Trustees' compensation plan	9,689	7,919	7,992	8,649	7,358
Other liabilities	5,444	3,775	3,717	3,454	3,287
Total Liabilities	19,389,567	1,123,913	135,477	723,573	150,415
NET ASSETS	$222,698,079	$58,978,453	$44,830,328	$28,673,598	$19,296,450
NET ASSETS CONSIST OF:
Paid-in-capital	$201,449,817	$51,357,848	$36,707,028	$20,193,809	$14,421,712
Undistributed net investment income	1,601,700	152,738	389,628	66,919	155,300
Accumulated net investment loss	-	-	-	-	-
Accumulated net realized gain	6,748,870	3,654,661	3,988,885	3,459,171	1,522,602
Net unrealized appreciation (depreciation) on:
Investments	13,044,424	3,813,206	3,744,787	4,953,696	3,196,836
Foreign currency translations	-	-	-	3	-
Futures contracts	(146,732)	-	-	-	-
Written options	-	-	-	-	-
NET ASSETS	$222,698,079	$58,978,453	$44,830,328	$28,673,598	$19,296,450
Shares of capital stock outstanding	15,331,115	4,714,438	3,644,554	1,740,230	1,369,513
Net asset value, offering and redemption price per share	$14.53	$12.51	$12.30	$16.48	$14.09

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
ASSETS:
Investments, at identified cost	$33,882,559	$24,827,368	$11,022,860	$96,088,139
Investments, at value (including securities on loan of $18,527,372, $-, $-, $- ,$- ,$- ,$- ,$- and $-, respectively)	$39,963,293	$31,919,190	$12,714,299	$122,022,149
Cash	884	78,503	79	-
Foreign currency (cost of $-, $-, $-, $-, $-, $-, $-, $-, and 26,499, $respectively)	-	-	-	26,541
Unrealized appreciation on foreign forward currency contracts	-	-	-	396,686
Receivable for:
Investments sold	1,423,092	64,856	299,807	182,598
Fund shares sold	-	-	-	-
Interest	241	-	66	344
Dividends	3,576	34,627	1,232	59,133
Premium for written options	-	-	-	5,297
Securities lending	-	-	-	-
Foreign tax reclaims	-	-	-	90,816
Expense reimbursement due from Investment Advisor	9,856	6,871	10,377	9,964
Deferred Trustees' compensation plan	16,828	9,595	7,874	11,487
Total Assets	41,417,770	32,113,642	13,033,734	122,805,015
LIABILITIES:
Payable to custodian bank	-	-	-	4,391
Collateral on securities loaned	-	-	-	-
Unrealized depreciation on foreign forward currency contracts	-	-	-	241,993
Written option at value (premium of $-, $-, $-, $-, $-, $-, $-, $- and $5,297, respectively)	-	-	-	3,360
Payable for:
Investments purchased	1,401,721	91,554	460,590	2,000,679
Fund shares repurchased	-	-	-	107,995
Futures variation margin	-	-	-	-
Investment advisory fee	26,723	23,020	8,228	77,920
Trustees' fees	-	252	-	-
Transfer agent fees	1	-	-	-
Pricing and bookkeeping fees	791	-	-	-
Merger costs	19,195	-	-	-
Custody fee	2,368	-	-	-
Audit fee	36,750	33,850	37,800	39,100
Interest expense	-	-	-	161
Deferred Trustees' compensation plan	16,828	9,595	7,874	11,487
Other liabilities	14,143	3,558	3,069	3,524
Total Liabilities	1,518,520	161,829	517,561	2,490,610
NET ASSETS	$39,899,250	$31,951,813	$12,516,173	$120,314,405
NET ASSETS CONSIST OF:
Paid-in-capital	$29,157,230	$21,284,881	$9,437,706	$80,893,325
Undistributed net investment income	-	136,218	-	1,825,095
Accumulated net investment loss	(19,597)	-	(5,768)	-
Accumulated net realized gain	4,680,883	3,438,892	1,392,796	11,501,463
Net unrealized appreciation (depreciation) on:
Investments	6,080,734	7,091,822	1,691,439	25,934,010
Foreign currency translations	-	-	-	158,575
Futures contracts	-	-	-	-
Written options	-	-	-	1,937
NET ASSETS	$39,899,250	$31,951,813	$12,516,173	$120,314,405
Shares of capital stock outstanding	20,414,259	2,292,604	2,744,502	8,238,912
Net asset value, offering and redemption price per share	$1.95	$13.94	$4.56	$14.60

See Accompanying Notes to Financial Statements.

  STATEMENTS OF OPERATIONS

For the Year Ended July 31, 2007

	CMG Enhanced S&P 500® Index Fund	CMG Large Cap Growth Fund	CMG Large Cap Value Fund	CMG Mid Cap Growth Fund	CMG Mid Cap Value Fund
NET INVESTMENT INCOME:
Income:
Dividends	$2,585,056	$403,888	$830,613	$290,768	$372,772
Interest	293,613	69,195	46,380	47,654	26,344
Securities lending	8,060	-	85	-	-
Foreign withholding tax	-	(176)	(4,184)	(533)	(1,123)
Total income	2,886,729	472,907	872,894	337,889	397,993
Expenses:
Investment advisory fee	365,134	208,912	191,204	191,470	127,031
Transfer agent fee	-	-	-	-	-
Pricing and bookkeeping fees	-	-	-	-	-
Trustees' fees	16,941	13,800	13,742	15,741	12,831
Custody fee	-	-	-	-	-
Audit fee	38,405	43,406	43,406	43,405	43,405
Reports to shareholders	-	-	-	-	-
Chief compliance officer expenses	-	-	-	-	-
Other expenses	15,791	10,658	10,525	9,855	9,308
Total operating expenses	436,271	276,776	258,877	260,471	192,575
Interest expense	389	-	-	-	-
Total expenses	436,660	276,776	258,877	260,471	192,575
Expense reimbursement from Investment Advisor	(71,137)	(67,864)	(67,673)	(69,001)	(65,544)
Custody earnings credit	-	-	-	-	-
Net expenses	365,523	208,912	191,204	191,470	127,031
Net investment income (loss)	2,521,206	263,995	681,690	146,419	270,962
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	7,669,574	4,510,122	4,545,392	4,221,121	2,119,153
Written options	-	-	-	3,479	1,116
Foreign currency transactions	-	-	-	(3,380)	7
Futures contracts	58,602	-	-	-	-
Net realized loss due to a trading error (See Note 8)	-	-	-	-	-
Net realized gain	7,728,176	4,510,122	4,545,392	4,221,220	2,120,276
Net change in unrealized appreciation (depreciation) on:
Investments	4,005,122	1,786,112	(715,525)	1,281,482	648,236
Written options	-	-	-	-	-
Foreign currency translations	-	-	-	3	-
Futures contracts	(185,479)	-	-	-	-
Net change in unrealized appreciation (depreciation)	3,819,643	1,786,112	(715,525)	1,281,485	648,236
Net gain	11,547,819	6,296,234	3,829,867	5,502,705	2,768,512
NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,069,025	$6,560,229	$4,511,557	$5,649,124	$3,039,474

See Accompanying Notes to Financial Statements.

	CMG Small Cap Growth Fund	CMG Small Cap Value Fund	CMG Small/Mid Cap Fund	CMG International Stock Fund
NET INVESTMENT INCOME:
Income:
Dividends	$138,780	$490,490	$58,170	$3,250,325
Interest	81,427	7,828	22,356	45,797
Securities lending	-	-	-	-
Foreign withholding tax	-	-	(106)	(302,514)
Total income	220,207	498,318	80,420	2,993,608
Expenses:
Investment advisory fee	301,899	255,568	81,631	855,644
Transfer agent fee	21	-	-	-
Pricing and bookkeeping fees	3,027	-	-	-
Trustees' fees	11,231	18,270	10,873	15,026
Custody fee	12,703	-	-	-
Audit fee	42,865	43,405	41,705	51,666
Reports to shareholders	23,897	-	-	-
Chief compliance officer expenses	2,155	-	-	-
Other expenses	33,445	10,086	9,558	14,411
Total operating expenses	431,243	327,329	143,767	936,747
Interest expense	160	2,396	-	7,981
Total expenses	431,403	329,725	143,767	944,728
Expense reimbursement from Investment Advisor	(108,649)	(71,761)	(62,136)	(81,102)
Custody earnings credit	(569)	-	-	-
Net expenses	322,185	257,964	81,631	863,626
Net investment income (loss)	(101,978)	240,354	(1,211)	2,129,982
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
Investments	6,025,836	5,783,692	1,728,258	14,391,648
Written options	1,853	-	436	-
Foreign currency transactions	(2,870)	-	(847)	701,769
Futures contracts	-	-	-	-
Net realized loss due to a trading error (See Note 8)	-	-	-	-
Net realized gain	6,024,819	5,783,692	1,727,847	15,093,417
Net change in unrealized appreciation (depreciation) on:
Investments	2,429,355	(2,143,372)	343,875	7,856,172
Written options	-	-	-	1,937
Foreign currency translations	-	-	-	155,234
Futures contracts	-	-	-	-
Net change in unrealized appreciation (depreciation)	2,429,355	(2,143,372)	343,875	8,013,343
Net gain	8,454,174	3,640,320	2,071,722	23,106,760
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,352,196	$3,880,674	$2,070,511	$25,236,742

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Enhanced S&P 500® Index Fund
	Year Ended July 31,
	2007	2006
Operations:
Net investment income	$2,521,206	$1,532,249
Net realized gain on investments and futures contracts	7,728,176	8,091,680
Net change in unrealized appreciation (depreciation) on investments and futures contracts	3,819,643	(3,021,580)
Net increase from operations	14,069,025	6,602,349
Distributions declared to shareholders:
From net investment income	(1,720,935)	(1,547,386)
From net realized gains	(7,095,404)	(4,395,562)
Total distributions declared to shareholders	(8,816,339)	(5,942,948)
Share transactions:
Subscriptions	124,166,877	25,772,014
Distributions reinvested	3,163,765	1,192,965
Redemptions	(10,858,416)	(18,284,280)
Net increase in share transactions	116,472,226	8,680,699
Net increase in net assets	121,724,912	9,340,100
NET ASSETS:
Beginning of period	100,973,167	91,633,067
End of period	$222,698,079	$100,973,167
Undistributed net investment income, at end of period	$1,601,700	$802,166
Change in shares:
Subscriptions	8,393,109	1,932,072
Issued for distributions reinvested	221,397	90,582
Redemptions	(749,508)	(1,347,447)
Net increase	7,864,998	675,207

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Large Cap Growth Fund		CMG Large Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income	$263,995	$236,616	$681,690	$664,005
Net realized gain on investments and foreign currency transactions	4,510,122	2,208,271	4,545,392	3,683,361
Net change in unrealized appreciation (depreciation) on investments	1,786,112	(1,726,056)	(715,525)	(884,539)
Net increase from operations	6,560,229	718,831	4,511,557	3,462,827
Distributions declared to shareholders:
From net investment income	(240,113)	(244,682)	(638,584)	(786,000)
From net realized gains	(2,140,830)	(2,107,614)	(2,775,916)	(4,217,978)
Total distributions declared to shareholders	(2,380,943)	(2,352,296)	(3,414,500)	(5,003,978)
Share transactions:
Subscriptions	21,201,017	607,996	13,098,066	2,117,201
Distributions reinvested	1,159,364	1,081,858	1,648,088	2,230,353
Redemptions	(3,326,396)	(4,602,728)	(8,293,069)	(4,257,442)
Net increase (decrease) in share transactions	19,033,985	(2,912,874)	6,453,085	90,112
Net increase (decrease) in net assets	23,213,271	(4,546,339)	7,550,142	(1,451,039)
NET ASSETS:
Beginning of period	35,765,182	40,311,521	37,280,186	38,731,225
End of period	$58,978,453	$35,765,182	$44,830,328	$37,280,186
Undistributed net investment income, at end of period	$152,738	$128,856	$389,628	$349,092
Change in shares:
Subscriptions	1,682,234	51,129	1,042,361	186,275
Issued for distributions reinvested	97,754	94,075	137,341	197,376
Redemptions	(281,641)	(388,044)	(671,337)	(336,132)
Net increase (decrease)	1,498,347	(242,840)	508,365	47,519

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Mid Cap Growth Fund		CMG Mid Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income	$146,419	$20,930	$270,962	$194,099
Net realized gain on investments, written options and foreign currency transactions	4,221,220	2,629,036	2,120,276	2,848,500
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,281,485	(433,276)	648,236	(1,416,716)
Net increase from operations	5,649,124	2,216,690	3,039,474	1,625,883
Distributions declared to shareholders:
From net investment income	(93,030)	-	(196,538)	(193,534)
From net realized gains	(2,823,900)	(596,195)	(2,606,305)	(2,793,995)
Total distributions declared to shareholders	(2,916,930)	(596,195)	(2,802,843)	(2,987,529)
Share transactions:
Subscriptions	5,926,804	2,478,025	5,217,552	989,569
Distributions reinvested	1,214,957	256,151	1,292,451	1,221,997
Redemptions	(4,836,047)	(5,599,689)	(5,211,798)	(4,365,601)
Net increase (decrease) in share transactions	2,305,714	(2,865,513)	1,298,205	(2,154,035)
Net increase (decrease) in net assets	5,037,908	(1,245,018)	1,534,836	(3,515,681)
NET ASSETS:
Beginning of period	23,635,690	24,880,708	17,761,614	21,277,295
End of period	$28,673,598	$23,635,690	$19,296,450	$17,761,614
Undistributed net investment income, at end of period	$66,919	$16,910	$155,300	$82,198
Change in shares:
Subscriptions	389,503	161,008	365,557	69,276
Issued for distributions reinvested	80,889	17,122	98,285	91,536
Redemptions	(308,106)	(358,183)	(361,340)	(295,964)
Net increase (decrease)	162,286	(180,053)	102,502	(135,152)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small Cap Growth Fund		CMG Small Cap Value Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(101,978)	$(241,357)	$240,354	$214,137
Net realized gain on investments, written options and foreign currency transactions	6,024,819	9,398,939	5,783,692	4,366,840
Net change in unrealized appreciation (depreciation) on investments	2,429,355	(11,061,310)	(2,143,372)	(1,837,919)
Net increase (decrease) from operations	8,352,196	(1,903,728)	3,880,674	2,743,058
Distributions declared to shareholders:
From net investment income	-	-	(208,296)	(279,581)
From net realized gains	(8,560,579)	(8,639,807)	(5,551,832)	(3,938,120)
Total distributions declared to shareholders	(8,560,579)	(8,639,807)	(5,760,128)	(4,217,701)
Share transactions:
Subscriptions	4,449,121	5,297,768	5,437,309	2,488,587
Proceeds received in connection with merger	-	40,504,741	-	-
Distributions reinvested	6,665,647	5,234,864	4,751,572	2,926,706
Redemptions	(11,190,327)	(30,627,476)	(9,796,788)	(7,490,753)
Net increase (decrease) in share transactions	(75,559)	20,409,897	392,093	(2,075,460)
Net increase (decrease) in net assets	(283,942)	9,866,362	(1,487,361)	(3,550,103)
NET ASSETS:
Beginning of period	40,183,192	30,316,830	33,439,174	36,989,277
End of period	$39,899,250	$40,183,192	$31,951,813	$33,439,174
Undistributed net investment income, at end of period	$-	$-	$136,218	$104,160
Accumulated net investment loss, at end of period	$(19,597)	$(15,114)	$-	$-
Change in shares:
Subscriptions	2,240,488	2,641,989	370,997	160,463
Issued in connection with merger	-	18,087,654	-	-
Issued for distributions reinvested	3,765,902	2,670,849	344,567	203,243
Redemptions	(5,394,303)	(8,212,815)	(607,276)	(481,975)
Net increase (decrease)	612,087	15,187,677	108,288	(118,269)

See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	CMG Small/Mid Cap Fund		CMG International Stock Fund
	Year Ended July 31,		Year Ended July 31,
	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(1,211)	$(94,429)	$2,129,982	$2,145,229
Net realized gain on investments, written options and foreign currency transactions	1,727,847	7,685,179	15,093,417	23,690,227
Net change in unrealized appreciation (depreciation) on investments, written options and foreign currency translations	343,875	(4,880,243)	8,013,343	1,019,388
Net increase from operations	2,070,511	2,710,507	25,236,742	26,854,844
Distributions declared to shareholders:
From net investment income	-	-	(2,513,869)	(2,041,358)
From net realized gains	(6,782,938)	(1,443,974)	(20,428,853)	(14,728,492)
Total distributions declared to shareholders	(6,782,938)	(1,443,974)	(22,942,722)	(16,769,850)
Share transactions:
Subscriptions	11,500,000	-	20,493,154	7,527,480
Distributions reinvested	6,782,938	1,443,974	14,502,772	10,430,452
Redemptions	(9,827,294)	(32,692,430)	(22,713,180)	(58,449,515)
Net increase (decrease) in share transactions	8,455,644	(31,248,456)	12,282,746	(40,491,583)
Net increase (decrease) in net assets	3,743,217	(29,981,923)	14,576,766	(30,406,589)
NET ASSETS:
Beginning of period	8,772,956	38,754,879	105,737,639	136,144,228
End of period	$12,516,173	$8,772,956	$120,314,405	$105,737,639
Undistributed net investment income, at end of period	$-	$-	$1,825,095	$1,450,664
Accumulated net investment loss, at end of period	$(5,768)	$(4,738)	$-	$-
Change in shares:
Subscriptions	2,744,502	-	1,450,019	534,955
Issued for distributions reinvested	1,559,556	132,353	1,105,394	788,394
Redemptions	(2,339,832)	(2,724,333)	(1,545,947)	(3,989,516)
Net increase (decrease)	1,964,226	(2,591,980)	1,009,466	(2,666,167)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Note 1.  Organization:

Columbia Funds Institutional Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

CMG Enhanced S&P 500® Index Fund
CMG Large Cap Growth Fund
CMG Large Cap Value Fund
CMG Mid Cap Growth Fund
CMG Mid Cap Value Fund
CMG Small Cap Growth Fund
CMG Small Cap Value Fund
CMG Small/Mid Cap Fund
CMG International Stock Fund

Shares of the Funds are available for purchase by institutional buyers and certain advisory clients of Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, or its affiliates. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The minimum initial investment requirement is $25,000 for advisory clients of Columbia or one of its affiliates with $1 million invested with Columbia and its affiliates. Please see the Funds' prospectuses for further details.

Investment goals. CMG Enhanced S&P 500® Index Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500® Composite Stock Price Index that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark. CMG Large Cap Growth Fund and CMG Large Cap Value Fund seek long-term growth by investing primarily in large capitalization equities. CMG Mid Cap Growth Fund and CMG Mid Cap Value Fund seek long-term growth by investing in middle capitalization equities. CMG Small Cap Growth Fund seeks to provide investors with long-term capital appreciation. CMG Small Cap Value Fund seeks long-term growth by investing primarily in small capitalization equities. CMG Small/Mid Cap Fund seeks long-term capital appreciation by investing in small and middle capitalization equities. CMG International Stock Fund seeks long-term capital appreciation.

Fund shares. The Trust may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in open-end investment companies are valued at net asset value.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their "fair value" using procedures approved by the Board of Trustees. The CMG International Stock Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures contracts. Each Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options. Each Fund may write call and put options on a security it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Each Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Forward foreign currency exchange contracts. Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income recognition. Interest income is recorded on an accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Funds and the other series of the Trust based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Federal income tax status. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information:

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

For the year ended July 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency transactions, net operating losses, distribution reclassification and passive foreign investment companies (PFIC) adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
CMG Enhanced S&P 500® Index Fund	$(737)	$737	$-
CMG Large Cap Growth Fund	-	-	-
CMG Large Cap Value Fund	(2,570)	2,568	2
CMG Mid Cap Growth Fund	(3,380)	3,380	-
CMG Mid Cap Value Fund	(1,322)	1,319	3
CMG Small Cap Growth Fund	97,495	(97,494)	(1)
CMG Small Cap Value Fund	-	-	-
CMG Small/Mid Cap Fund	181	848	(1,029)
CMG International Stock Fund	758,318	(755,049)	(3,269)

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 was as follows:

	July 31, 2007
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,598,247	$5,218,092
CMG Large Cap Growth Fund	625,288	1,755,655
CMG Large Cap Value Fund	1,060,188	2,354,312
CMG Mid Cap Growth Fund	759,124	2,157,806
CMG Mid Cap Value Fund	750,522	2,052,321
CMG Small Cap Growth Fund	4,265,461	4,295,118
CMG Small Cap Value Fund	722,222	5,037,906
CMG Small/Mid Cap Fund	2,808,947	3,973,991
CMG International Stock Fund	8,584,045	14,358,677
	July 31, 2006
	Ordinary Income*	Long-Term Capital Gains
CMG Enhanced S&P 500® Index Fund	$3,814,830	$2,128,118
CMG Large Cap Growth Fund	563,021	1,789,275
CMG Large Cap Value Fund	1,661,382	3,342,596
CMG Mid Cap Growth Fund	209,153	387,042
CMG Mid Cap Value Fund	1,001,723	1,985,806
CMG Small Cap Growth Fund	281,083	8,358,724
CMG Small Cap Value Fund	1,247,123	2,970,578
CMG Small/Mid Cap Fund	241,708	1,202,266
CMG International Stock Fund	2,772,501	13,997,349

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
CMG Enhanced S&P 500® Index Fund	$4,481,821	$4,074,932	$12,699,931
CMG Large Cap Growth Fund	2,466,992	1,513,470	3,647,783
CMG Large Cap Value Fund	1,287,208	3,135,471	3,708,491
CMG Mid Cap Growth Fund	1,233,165	2,373,178	4,882,062
CMG Mid Cap Value Fund	419,214	1,274,308	3,188,690
CMG Small Cap Growth Fund	1,876,724	2,963,063	5,918,194
CMG Small Cap Value Fund	572,748	3,094,851	7,008,560
CMG Small/Mid Cap Fund	392,023	1,050,739	1,643,831
CMG International Stock Fund	6,195,190	8,077,389	25,161,188

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and mark to market of passive foreign investment companies.

Unrealized appreciation and depreciation at July 31, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
CMG Enhanced S&P 500® Index Fund	$22,698,646	$(9,998,715)	$12,699,931
CMG Large Cap Growth Fund	4,962,070	(1,314,287)	3,647,783
CMG Large Cap Value Fund	5,038,049	(1,329,558)	3,708,491
CMG Mid Cap Growth Fund	5,496,745	(614,683)	4,882,062
CMG Mid Cap Value Fund	3,742,643	(553,953)	3,188,690
CMG Small Cap Growth Fund	7,278,018	(1,359,824)	5,918,194
CMG Small Cap Value Fund	8,512,584	(1,504,024)	7,008,560
CMG Small/Mid Cap Fund	2,101,667	(457,836)	1,643,831
CMG International Stock Fund	27,075,375	(1,914,187)	25,161,188

The following capital loss carryforwards, determined as of July 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2010	2011	Total
CMG International Stock Fund	$1,072,288	$420,427	$1,492,715

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Funds' financial statements.

Note 4.  Fees and compensation paid to affiliates:

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. With the exception of CMG Small Cap Growth Fund, each Fund's investment advisory fee is a unified fee. Columbia, out of the unified fee it receives from the Funds, pays all accounting fees, legal fees, transfer agent fees, custody fees, expenses of the Chief Compliance Officer, fees for Sarbanes-Oxley compliance, the commitment fee for the line of credit and miscellaneous expenses of the Funds. The unified fee does not include brokerage fees, taxes, Trustees' fees, Trustee legal counsel fees, audit fees, interest expenses associated with any borrowings by the Funds or extraordinary expenses, if any. The unified fees are paid monthly to Columbia based on each Fund's average daily net assets at the following annual rates:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

Columbia receives a monthly investment advisory fee from CMG Small Cap Growth Fund at the annual rate of 0.75% of the Fund's average daily net assets.

Pricing & bookkeeping fees. Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. For CMG Small Cap Growth Fund, the fee for financial reporting services, accounting services, and pricing and bookkeeping services are payable by Columbia with the exception of the services related to the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. The pricing and bookkeeping fees for each Fund, with the exception of CMG Small Cap Growth Fund, were included in the unified fee and payable by Columbia. CMG Small Cap Growth Fund was not charged a fee for pricing and bookkeeping services.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The transfer agent fees for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia.

The Transfer Agent is entitled to receive a fee from CMG Small Cap Growth Fund, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees (exclusive of BFDS fees), calculated based on assets held in omnibus accounts subject to certain limitations and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds.

For the year ended July 31, 2007, the annualized effective transfer agent fee rate for CMG Small Cap Growth Fund, inclusive of out-of-pocket expenses, was less than 0.01% of the Fund's average daily net assets.

Fee waivers. Columbia has contractually agreed to reimburse each Fund, with the exception of CMG Small Cap Growth Fund, through March 1, 2009 for certain expenses so that the expenses incurred by the Funds, including the investment advisory fees, will not exceed the following annual rates (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) based on each Fund's average daily net assets:

CMG Enhanced S&P 500® Index Fund	0.25%
CMG Large Cap Growth Fund	0.50%
CMG Large Cap Value Fund	0.50%
CMG Mid Cap Growth Fund	0.70%
CMG Mid Cap Value Fund	0.70%
CMG Small Cap Value Fund	0.80%
CMG Small/Mid Cap Fund	0.75%
CMG International Stock Fund	0.75%

There is no guarantee that this arrangement will continue after March 1, 2009.

Columbia and its affiliates have contractually agreed to waive fees and reimburse the CMG Small Cap Growth Fund until November 30, 2009, for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.80% annually of the Fund's average daily net assets. There is no guarantee that this arrangement will continue after November 30, 2009.

Custody credits. CMG Small Cap Growth Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The expenses of the Chief Compliance Officer for each Fund, with the exception of CMG Small Cap Growth Fund, are payable by Columbia. CMG Small Cap Growth Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Note 5.  Portfolio information:

For the year ended July 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	Purchases	Sales
CMG Enhanced S&P 500® Index Fund	$173,590,433	$64,538,769
CMG Large Cap Growth Fund	90,280,673	74,246,489
CMG Large Cap Value Fund	38,646,630	34,729,923
CMG Mid Cap Growth Fund	40,527,996	39,801,535
CMG Mid Cap Value Fund	11,088,441	12,602,326
CMG Small Cap Growth Fund	60,987,662	69,437,103
CMG Small Cap Value Fund	15,786,024	20,895,514
CMG Small/Mid Cap Fund	18,441,945	16,761,309
CMG International Stock Fund	89,700,161	97,299,419

Note 6.  Line of credit:

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in the unified fee with the exception of those fees owed by CMG Small Cap Growth Fund.

For the year ended July 31, 2007, the average daily loan balance outstanding on days where borrowings existed and the weighted average interest rates for the Funds that participated in these arrangements are as follows:

	Average Borrowings	Weighted Average Interest Rates
CMG Enhanced S&P 500® Index Fund	$4,000,000	3.50%
CMG Small Cap Growth Fund	1,000,000	5.75
CMG Small Cap Value Fund	5,000,000	5.75
CMG International Stock Fund	4,363,636	5.77

Note 7.  Securities lending:

CMG Enhanced S&P 500® Index Fund and CMG Large Cap Value Fund commenced a securities lending program in August 2006 and may lend their securities to certain approved brokers, dealers and other financial institutions. Each

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

Note 8.  Other:

During the year ended July 31, 2007, Columbia voluntarily reimbursed CMG International Stock Fund $8 for a realized investment loss due to a trading error.

Note 9.  Shares of beneficial interest:

As of July 31, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
CMG Enhanced S&P 500® Index Fund	89.5
CMG Large Cap Growth Fund	100.0
CMG Large Cap Value Fund	100.0
CMG Mid Cap Growth Fund	99.9
CMG Mid Cap Value Fund	100.0
CMG Small Cap Growth Fund	100.0
CMG Small Cap Value Fund	97.2
CMG Small/Mid Cap Fund	100.0
CMG International Stock Fund	100.0

In addition, as of July 31, 2007, CMG Enhanced S&P 500® Index Fund had one shareholder, over which BOA and/or any of its affiliates did not have investment discretion, that held 10.5% of the shares outstanding. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

Note 10.  Disclosure of significant risks and contingencies:

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

Sector focus. The Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is more diversified.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2007

deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds' adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs' attorneys' fees and costs of notice to class members.

Note 11.  Business combinations and mergers:

Effective March 27, 2006, CMG Small Cap Growth Fund, a series of Columbia Funds Institutional Trust, merged into CMG Small Cap Fund. CMG Small Cap Fund was then renamed CMG Small Cap Growth Fund. CMG Small Cap Fund received a tax-free transfer of assets from CMG Small Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
18,087,654	$40,504,741	$8,060,601
Net Assets of CMG Small Cap Fund Prior to Combination	Net Assets of CMG Small Cap Growth Fund Immediately Prior to Combination	Net Assets of CMG Small Cap Fund Immediately After Combination
$6,118,119	$40,504,741	$46,622,860

1  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and Shareholders of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Enhanced S&P 500® Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund and CMG International Stock Fund (the "Funds") (each a series of Columbia Funds Institutional Trust) at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 21, 2007

Unaudited Information

Federal Income Tax Information

CMG Enhanced S&P 500® Index Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $4,302,553.

47.39% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 47.40%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG Large Cap Growth Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $1,822,616.

25.51% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 26.59%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG Large Cap Value Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $3,581,184.

52.91% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 58.75%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG Mid Cap Growth Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $2,986,987.

15.90% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 17.04%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Unaudited Information (continued)

CMG Mid Cap Value Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $1,778,024.

35.46% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 36.99%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG Small Cap Growth Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $3,668,720.

CMG Small Cap Value Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $5,155,648.

53.37% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 53.05%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG Small/Mid Cap Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $1,291,321.

1.34% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 1.47%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

CMG International Stock Fund

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $9,266,215.

Foreign taxes paid during the fiscal year ended July 31, 2007, amounting to $302,514 ($0.04 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2007.

Gross income derived from sources within foreign countries amounted to $2,819,220 ($0.34 per share) for the fiscal year ended July 31, 2007.

For non-corporate shareholders 79.01%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Fund Governance (Continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

  1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-774-2098.

Fund Governance (Continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Fund Governance (Continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER BOSTON, MA 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MA 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/134205-0707 (09/07) 07/42222

A description of the funds' proxy voting policies and procedures is available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The funds are offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc.

©2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

CMG STRATEGIC EQUITY FUND
A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

Annual Report
July 31, 2007

NOT FDIC INSURED

May Lose Value

No Bank Guarantee

NOT BANK ISSUED

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. The fund is distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Columbia Management Advisors, LLC ("CMA") is an SEC-registered investment advisor and an indirect, wholly-owned subsidiary of Bank of America Corporation and is part of Columbia Management.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund. References to specific securities should not be construed as a recommendation or investment advice.

Performance data quoted represents past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the 12-month period ended July 31, 2007, CMG Strategic Equity Fund returned 17.08%. The fund outperformed the 16.45% return of the Russell 1000 Index1, the 16.13% return of the S&P 500 Index1 and the 16.36% average return of the Lipper Multi-Cap Core Funds Classifications.2 The fund's performance advantage relative to its benchmark and peer group was primarily the result of stock selection. Beginning on February 23, 2007, the fund's benchmark was changed to the Russell 1000 Index1. The advisor believes that the Russell 1000 Index, because of its broader market representation, more accurately reflects the type of securities in which the fund invests.

The consumer discretionary sector was an area of relative strength for the fund for the reporting period. The fund benefited from its holdings in NIKE, Inc. (0.9% of net assets) and Expedia (sold from the portfolio). On the international front, the fund benefited from positions in Net Servicos de Comunicacao SA (0.7% of net assets) and Desarrolladora Homex SA de CV (0.2% of net assets). However, certain consumer discretionary names detracted from results. Among these disappointments were J.C. Penney Co., Inc. (0.6% of net assets), Starbucks Corp. (0.3% of net assets) and Office Depot, Inc. (sold from the fund).

The materials sector was also an area of relative strength for the fund. On the domestic front the fund benefited from its holdings in Lyondell Chemical Co. (0.5% of net assets) and Freeport-McMoRan Copper & Gold, Inc. (0.4% of net assets). On the international front, the fund benefited from its holdings in Arcelor Mittal (0.5% of net assets) and Companhia Vale do Rio Doce (0.3% of net assets). Although the materials sector enhanced performance, Bowater, Inc. (0.3% of net assets) and Newmont Mining Corp. (sold from the fund) were two disappointments during the reporting period.

The fund's most disappointing results came from the information technology sector, which was an area of significant relative weakness. The fund experienced several individual disappointments from selections such as Samsung Electronics Co., Ltd. (0.3% of net assets), Dell, Inc., Red Hat, Inc., The Knot, Inc. and CSR PLC. All of these stocks, except Samsung Electronics Co., Ltd. were sold from the portfolio during the period. Select industrial stocks also were disappointing.

Looking forward, we are concerned about the maturity of the U.S. economic cycle and the credit issues in the system. As a result we currently plan to maintain an underweight position in the financial sector. We feel more favorably towards the energy sector. Finally, we will continue to evaluate investment opportunities overseas, considering areas with potentially compelling growth trends.

1

We appreciate your continued confidence in CMG Strategic Equity Fund.

Emil A. Gjester has managed or co-managed the fund since January 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Dara White has co-managed the fund since February 2006 and has been with the advisor since January 2006.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since July 2006.

1 The Russell 1000 Index tracks the performance of 1000 of the largest US Companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

The fund's top ten holdings (as a percentage of net assets) as of July 31, 2007 were:

(%)
Exxon Mobil Corp.	2.8
Citigroup, Inc.	2.3
Procter & Gamble Co.	1.9
Google, Inc.	1.7
JPMorgan Chase & Co.	1.7
Cisco Systems, Inc.	1.6
Hewlett-Packard Co.	1.5
General Electric Co.	1.5
AT&T, Inc.	1.2
Freddie Mac	1.2

Holdings are calculated as a percentage of net assets and are subject to change. Because the fund is actively managed, there is no guarantee the fund will continue to maintain the holdings breakdown listed. The fund's holdings and their weights within the portfolio may change as market conditions change.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

2

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Average annual total return as of July 31, 2007 (%)

	Inception	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	17.08	14.70	13.47
Russell 1000 Index		16.45	12.35	8.20
S&P 500 Index		16.13	11.81	7.54

Average annual total return as of June 30, 2007 (%)

	Inception	1-year	5-year	Life
CMG Strategic Equity Fund	10/09/01	20.75	13.64	14.20
Russell 1000 Index		20.43	11.33	8.93
S&P 500 Index		20.59	10.71	8.25

Index performance is from October 9, 2001.

Performance results reflect any waivers or reimbursements of fund expenses by the advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. All results shown assume reinvestment of distributions.

The fund's annual operating expense ratios, with and without contractual waivers, as stated in the fund's prospectus that is current as of the date of this report, are 0.40% and 0.47%, respectively, of average annual net assets. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios. The contractual waiver expires 11/30/2007.

Growth of a $5,000,000 investment, October 9, 2001 to July 31, 2007

The chart above shows the growth in value of a hypothetical minimum initial $5,000,000 investment in the fund compared to the indices during the period.

The table and chart do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The Russell 1000 Index tracks the performance of 1000 of the largest US Companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

UNDERSTANDING YOUR EXPENSES – CMG Strategic Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs and also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the reporting period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount under "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

February 1, 2007 — July 31, 2007

Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
1,000.00	1,000.00	1,041.51	1,022.81	2.02	2.01	0.40

Expenses paid during the period are equal to the annualized expense ratio of 0.40%, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

4

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
FINANCIAL HIGHLIGHTS

(For a Fund Share Outstanding Throughout Each Period)

	Year Ended July 31,						Period Ended July 31,		Year Ended October 31,
	2007		2006		2005	2004	2003 (a)		2002
Net asset value, beginning of period	$3.13		$15.22		$13.80	$12.06	$10.14		$10.10
Income from investment operations:
Net investment income (b)	0.04		0.14		0.19 (c)	0.12	0.10		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	0.46		0.82		2.09	1.87	1.88		(0.05)
Total from investment operations	0.50		0.96		2.28	1.99	1.98		0.06
Less distributions declared to shareholders:
From net investment income	(0.03)		(0.57)		(0.14)	(0.09)	(0.06)		(0.02)
From net realized gains	(0.59)		(12.48	)(d)	(0.72)	(0.16)	-		-
Total distributions declared to shareholders	(0.62)		(13.05)		(0.86)	(0.25)	(0.06)		(0.02)
Net asset value, end of period	$3.01		$3.13		$15.22	$13.80	$12.06		$10.14
Total return (e)(f)	17.08	%(g)	7.58	%(h)	16.77%	16.58%	19.66	%(i)	0.53%
Ratios/Supplemental data:
Net assets, end of period (000's)	$46,106		$120,541		$755,860	$618,714	$370,620		$188,179
Ratio of net expenses to average net assets (j)	0.40%		0.40%		0.40%	0.40%	0.40	%(k)	0.40%
Ratio of interest expense to average net assets	-	%(l)	-		-	-	-		-
Ratio of net investment income to average net assets (j)	1.31%		1.09%		1.31%	0.88%	1.22	%(k)	1.01%
Waiver/reimbursement	0.22%		0.07%		0.03%	0.05%	0.05	%(k)	0.07%
Portfolio turnover rate	127%		47%		64%	81%	78	%(i)	172%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amount to $0.02 per share.

(d)  Capital gain distributions were declared after significant shareholder redemptions reduced the size of the Fund.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Includes a reimbursement by the investment advisor due to a compliance violation. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(h)  Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  Not annualized.

(j)  The benefits derived from custody credits had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

5

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

July 31, 2007

	Shares	Value
Common Stocks (98.9%)
Consumer Discretionary (10.0%)
Hotels, Restaurants & Leisure (1.3%)
Carnival Corp.	2,340	$103,685
Las Vegas Sands Corp. (a)	2,650	231,212
Starbucks Corp. (a)	5,120	136,602
Starwood Hotels & Resorts Worldwide, Inc.	2,160	135,994
		607,493
Household Durables (0.9%)
Cyrela Brazil Realty SA	14,780	173,047
Desarrolladora Homex SA de CV, ADR (a)	1,510	85,345
Gafisa SA, ADR (a)	5,100	160,395
		418,787
Media (3.2%)
Comcast Corp., Class A (a)	19,325	505,736
Net Servicos de Comunicacao SAB, ADR	20,500	330,050
Time Warner Cable, Inc., Class A (a)	5,210	199,126
Time Warner, Inc.	21,524	414,552
		1,449,464
Multiline Retail (2.5%)
J.C. Penney Co., Inc.	4,180	284,407
Kohl's Corp. (a)	3,630	220,704
Macy's, Inc.	3,806	137,282
Nordstrom, Inc.	3,810	181,280
Target Corp.	5,640	341,615
		1,165,288
Specialty Retail (0.9%)
Best Buy Co., Inc.	3,290	146,701
GameStop Corp., Class A (a)	6,290	253,801
		400,502
Textiles, Apparel & Luxury Goods (1.2%)
LVMH Moet Hennessy Louis Vuitton SA	1,210	135,213
NIKE, Inc., Class B	7,720	435,794
		571,007
		4,612,541
Consumer Staples (9.0%)
Beverages (1.6%)
Coca-Cola Co.	9,820	511,720
Fomento Economico Mexicano SAB de CV, ADR	6,690	247,664
		759,384
Food & Staples Retailing (2.4%)
CVS Caremark Corp.	6,390	224,864
Kroger Co.	7,680	199,373
Wal-Mart Stores, Inc.	8,030	368,979
Walgreen Co.	6,890	304,400
		1,097,616

See Accompanying Notes to Financial Statements.

6

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Food Products (0.9%)
Nestle SA, Registered Shares	660	$252,145
Wm. Wrigley Jr. Co.	2,495	143,912
		396,057
Household Products (2.8%)
Colgate-Palmolive Co.	3,770	248,820
Kimberly-Clark Corp.	2,780	187,010
Procter & Gamble Co.	13,900	859,854
		1,295,684
Personal Products (0.8%)
Avon Products, Inc.	10,360	373,064
Tobacco (0.5%)
Altria Group, Inc.	3,700	245,939
		4,167,744
Energy (12.0%)
Energy Equipment & Services (4.3%)
Cameron International Corp. (a)	4,020	313,560
Core Laboratories NV (a)	1,830	196,963
Dresser-Rand Group, Inc. (a)	2,830	104,993
GlobalSantaFe Corp.	2,420	173,538
Hornbeck Offshore Services, Inc. (a)	1,560	67,158
Noble Corp.	1,740	178,281
Schlumberger Ltd.	2,960	280,371
Transocean, Inc. (a)	2,110	226,720
Weatherford International Ltd. (a)	4,210	232,939
Wellstream Holdings PLC (a)	16,950	187,021
		1,961,544
Oil, Gas & Consumable Fuels (7.7%)
Cameco Corp.	2,310	94,202
Chesapeake Energy Corp.	3,470	118,119
Chevron Corp.	1,570	133,858
ConocoPhillips	6,360	514,142
Continental Resources, Inc. (a)	12,218	192,189
Devon Energy Corp.	3,040	226,814
Exxon Mobil Corp.	15,380	1,309,300
Hess Corp.	2,590	158,508
Peabody Energy Corp.	5,310	224,401
Petroplus Holdings AG (a)	969	92,796
Southwestern Energy Co. (a)	6,110	248,249
Valero Energy Corp.	1,920	128,659
XTO Energy, Inc.	1,880	102,516
		3,543,753
		5,505,297

See Accompanying Notes to Financial Statements.

7

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Financials (17.0%)
Capital Markets (3.6%)
Aberdeen Asset Management PLC	44,303	$169,179
Lazard Ltd., Class A	4,470	165,524
Legg Mason, Inc.	1,000	90,000
Lehman Brothers Holdings, Inc.	5,170	320,540
Merrill Lynch & Co., Inc.	5,680	421,456
Northern Trust Corp.	3,750	234,225
State Street Corp.	3,730	250,022
		1,650,946
Commercial Banks (1.4%)
Allied Irish Banks PLC, ADR	2,000	104,460
Wachovia Corp.	11,420	539,138
		643,598
Consumer Finance (0.5%)
Capital One Financial Corp.	3,520	249,075
Diversified Financial Services (4.6%)
Citigroup, Inc.	22,893	1,066,127
CME Group, Inc.	450	248,625
JPMorgan Chase & Co.	17,786	782,762
		2,097,514
Insurance (4.7%)
ACE Ltd.	5,780	333,622
American International Group, Inc.	2,774	178,035
Aon Corp.	6,410	256,656
Aspen Insurance Holdings Ltd.	6,910	168,950
Castlepoint Holdings Ltd.	9,807	122,097
Hartford Financial Services Group, Inc.	1,580	145,155
National Financial Partners Corp.	6,760	313,394
Platinum Underwriters Holdings Ltd.	4,780	158,696
Prudential Financial, Inc.	5,450	483,033
		2,159,638
Real Estate Investment Trusts (REITs) (1.0%)
Alexandria Real Estate Equities, Inc.	650	55,985
CapitalSource, Inc.	8,950	170,050
Digital Realty Trust, Inc.	7,390	244,978
		471,013
Thrifts & Mortgage Finance (1.2%)
Freddie Mac	9,790	560,673
		7,832,457

See Accompanying Notes to Financial Statements.

8

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Health Care (13.0%)
Biotechnology (2.0%)
Applera Corp. - Celera Group (a)	5,820	$69,956
BioMarin Pharmaceuticals, Inc. (a)	2,560	46,234
Celgene Corp. (a)	3,325	201,362
Genentech, Inc. (a)	2,370	176,280
Gilead Sciences, Inc. (a)	5,800	215,934
Grifols SA	4,260	89,934
Onyx Pharmaceuticals, Inc. (a)	3,770	104,844
		904,544
Health Care Equipment & Supplies (3.1%)
Align Technology, Inc. (a)	4,200	109,620
Baxter International, Inc.	5,750	302,450
BioLase Technology, Inc. (a)	6,090	42,935
Cytyc Corp. (a)	2,750	115,775
Hologic, Inc. (a)	1,750	90,650
Hospira, Inc. (a)	2,590	100,155
Immucor, Inc. (a)	2,280	71,045
Mindray Medical International Ltd., ADR	5,485	170,035
Northstar Neuroscience, Inc. (a)	2,512	25,748
Sirona Dental Systems, Inc.	3,960	140,026
Zimmer Holdings, Inc. (a)	3,190	248,054
		1,416,493
Health Care Providers & Services (2.0%)
Express Scripts, Inc. (a)	4,100	205,533
McKesson Corp.	4,000	231,040
Medco Health Solutions, Inc. (a)	4,480	364,089
VCA Antech, Inc. (a)	3,670	144,378
		945,040
Life Sciences Tools & Services (1.8%)
Covance, Inc. (a)	2,250	158,783
Illumina, Inc. (a)	3,030	138,077
Pharmaceutical Product Development, Inc.	2,830	94,805
Thermo Fisher Scientific, Inc. (a)	5,010	261,572
Waters Corp. (a)	2,800	163,128
		816,365
Pharmaceuticals (4.1%)
Abbott Laboratories	6,810	345,199
Bristol-Myers Squibb Co.	4,500	127,845
Johnson & Johnson	5,820	352,110
Merck & Co., Inc.	9,660	479,619
Novo-Nordisk A/S, Class B	1,160	122,123
Schering-Plough Corp.	6,060	172,952
Shire PLC, ADR	1,970	145,366
Wyeth	3,350	162,542
		1,907,756
		5,990,198

See Accompanying Notes to Financial Statements.

9

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Industrials (10.4%)
Aerospace & Defense (2.3%)
Boeing Co.	1,880	$194,448
Goodrich Corp.	4,290	269,884
Rockwell Collins, Inc.	2,010	138,087
Spirit Aerosystems Holdings, Inc., Class A (a)	4,200	152,460
United Technologies Corp.	4,040	294,799
		1,049,678
Air Freight & Logistics (1.1%)
FedEx Corp.	1,280	141,747
United Parcel Service, Inc., Class B	2,830	214,288
UTI Worldwide, Inc.	5,410	135,953
		491,988
Airlines (0.2%)
UAL Corp. (a)	1,800	79,452
Commercial Services & Supplies (1.8%)
Equifax, Inc.	6,730	272,296
Republic Services, Inc.	5,750	183,713
Waste Management, Inc.	10,450	397,413
		853,422
Industrial Conglomerates (3.1%)
3M Co.	4,740	421,481
General Electric Co.	17,540	679,850
McDermott International, Inc. (a)	3,720	308,537
		1,409,868
Machinery (1.7%)
Dover Corp.	1,340	68,340
Illinois Tool Works, Inc.	2,600	143,130
Joy Global, Inc.	6,710	332,078
Paccar, Inc.	1,370	112,093
Tata Motors Ltd., ADR	7,990	137,029
		792,670
Marine (0.2%)
Ultrapetrol Bahamas Ltd. (a)	4,980	117,030
		4,794,108
Information Technology (15.9%)
Communications Equipment (3.2%)
Cisco Systems, Inc. (a)	26,160	756,286
Corning, Inc.	10,480	249,843
Nokia Oyj, ADR	13,350	382,344
QUALCOMM, Inc.	2,250	93,712
		1,482,185

See Accompanying Notes to Financial Statements.

10

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Computers & Peripherals (4.3%)
Apple, Inc. (a)	2,780	$366,293
Brocade Communications Systems, Inc. (a)	15,880	111,795
EMC Corp. (a)	12,320	228,043
Hewlett-Packard Co.	15,060	693,212
International Business Machines Corp.	5,050	558,783
		1,958,126
Internet Software & Services (2.2%)
eBay, Inc. (a)	6,730	218,052
Google, Inc., Class A (a)	1,570	800,700
		1,018,752
IT Services (0.9%)
Cognizant Technology Solutions Corp., Class A (a)	1,530	123,899
Global Payments, Inc.	2,480	92,752
Redecard SA (a)	11,360	194,833
		411,484
Semiconductors & Semiconductor Equipment (2.8%)
ASML Holding N.V., N.Y. Registered Shares (a)	2,640	78,039
Intel Corp.	5,610	132,508
Intersil Corp., Class A	3,900	114,075
Marvell Technology Group Ltd. (a)	4,630	83,340
MEMC Electronic Materials, Inc. (a)	2,326	142,630
NVIDIA Corp. (a)	4,470	204,547
Samsung Electronics Co., Ltd., GDR (b)	470	156,040
Texas Instruments, Inc.	7,790	274,130
Verigy Ltd. (a)	4,360	106,646
		1,291,955
Software (2.5%)
ANSYS, Inc. (a)	3,420	89,057
Microsoft Corp.	19,100	553,709
Nintendo Co., Ltd.	300	146,908
Oracle Corp. (a)	12,460	238,235
UBISOFT Entertainment (a)	1,930	126,452
		1,154,361
		7,316,863
Materials (3.6%)
Chemicals (1.3%)
Lyondell Chemical Co.	5,030	225,847
Monsanto Co.	5,630	362,853
		588,700
Metals & Mining (1.6%)
Alcoa, Inc.	4,160	158,912
Arcelor Mittal, Class A	4,030	245,911
Companhia Vale do Rio Doce, ADR	2,680	131,347
Freeport-McMoRan Copper & Gold, Inc.	2,180	204,876
		741,046

See Accompanying Notes to Financial Statements.

11

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Shares	Value
Common Stocks (continued)
Paper & Forest Products (0.7%)
Bowater, Inc.	5,910	$115,954
Weyerhaeuser Co.	3,120	222,269
		338,223
		1,667,969
Telecommunication Services (3.7%)
Diversified Telecommunication Services (2.4%)
AT&T, Inc.	14,454	566,019
Qwest Communications International, Inc. (a)	16,120	137,503
Tele2 AB, Class B	9,660	168,741
Telekomunikasi Indonesia, ADR	4,520	215,107
		1,087,370
Wireless Telecommunication Services (1.3%)
American Tower Corp., Class A (a)	2,630	109,566
China Mobile Ltd., ADR	1,030	59,112
Millicom International Cellular SA (a)	1,450	116,435
NII Holdings, Inc. (a)	2,510	210,890
Philippine Long Distance Telephone Co., ADR	1,800	102,888
		598,891
		1,686,261
Utilities (4.3%)
Electric Utilities (2.2%)
Entergy Corp.	3,130	312,875
FPL Group, Inc.	5,820	335,988
PPL Corp.	7,470	352,136
		1,000,999
Independent Power Producers & Energy Traders (1.3%)
Constellation Energy Group, Inc.	4,080	341,904
NRG Energy, Inc. (a)	7,350	283,343
		625,247
Multi-Utilities (0.8%)
Public Service Enterprise Group, Inc.	4,340	373,891
		2,000,137
Total Common Stocks (Cost of $37,797,616)		45,573,575

See Accompanying Notes to Financial Statements.

12

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
SCHEDULE OF INVESTMENTS

	Par	Value
Short-Term Obligation (1.3%)
Repurchase agreement with Fixed Income Clearing Corp, dated 07/31/07, due 08/01/07 at 5.030%, collateralized by a U.S. Treasury Obligation maturing 11/30/11, market value $621,550 (repurchase proceeds $608,085)	$608,000	$608,000
Total Short-Term Obligation (Cost of $608,000)		608,000
Total Investments (100.2%) (Cost of $38,405,616) (c)		46,181,575
Other Assets & Liabilities, Net (-0.2%)		(75,783)
Net Assets (100.0%)		$46,105,792

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2007, the value of this security, which is not illiquid, represents 0.3% of net assets.

(c)  Cost for federal income tax purposes is $38,483,741.

At July 31, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	17.0
Information Technology	15.9
Health Care	13.0
Energy	12.0
Industrials	10.4
Consumer Discretionary	10.0
Consumer Staples	9.0
Utilities	4.3
Telecommunication Services	3.7
Materials	3.6
98.9
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	(0.2)
100.0

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

13

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF ASSETS AND LIABILITIES

July 31, 2007

ASSETS:
Investments, at identified cost	$38,405,616
Investments, at value	$46,181,575
Cash	780
Receivable for:
Investments sold	1,318,738
Interest	85
Dividends	25,850
Foreign tax reclaims	1,580
Expense reimbursement due from Investment Advisor	9,914
Deferred Trustees' compensation plan	19,875
Total Assets	47,558,397
LIABILITIES:
Payable for:
Investments purchased	1,347,159
Fund shares repurchased	3,653
Investment advisory fee	17,425
Transfer agent fee	22
Pricing and bookkeeping fees	791
Audit fee	37,650
Custody fee	6,410
Reports to shareholders	13,200
Deferred Trustees' compensation plan	19,875
Other liabilities	6,420
Total Liabilities	1,452,605
NET ASSETS	$46,105,792
NET ASSETS consist of:
Paid-in capital	$24,145,560
Undistributed net investment income	378,288
Accumulated net realized gain	13,806,045
Net unrealized appreciation (depreciation) on:
Investments	7,775,959
Foreign currency translations	(60)
NET ASSETS	$46,105,792
Shares of capital stock outstanding	15,295,360
Net asset value, offering and redemption price per share	$3.01

See Accompanying Notes to Financial Statements.

14

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF OPERATIONS

For the Year Ended July 31, 2007
NET INVESTMENT INCOME:
Income:
Dividends	$1,215,748
Interest	142,040
Foreign withholding tax	(18,356)
Total Investment Income	1,339,432
Expenses:
Investment advisory fee	314,931
Transfer agent fee	180
Trustees' fees	14,522
Pricing and bookkeeping fees	3,027
Custody fee	31,296
Audit fee	46,165
Reports to shareholders	30,090
Chief compliance officer expenses	2,399
Other expenses	41,765
Total Operating Expenses	484,375
Interest expense	1,453
Total Expenses	485,828
Fees and expenses waived or reimbursed by Investment Advisor	(171,928)
Custody earnings credit	(155)
Net Expenses	313,745
Net Investment Income	1,025,687
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	27,314,246
Foreign currency transactions	(22,410)
Net realized gain	27,291,836
Net change in unrealized depreciation on:
Investments	(15,029,982)
Foreign currency translations	(466)
Net change in unrealized depreciation	(15,030,448)
Net Gain	12,261,388
NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,287,075

See Accompanying Notes to Financial Statements.

15

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2007	2006
Operations:
Net investment income	$1,025,687	$3,502,391
Net realized gain on investments and foreign currency transactions	27,291,836	139,034,783
Net change in unrealized depreciation on investments and foreign currency translations	(15,030,448)	(122,205,133)
Net increase from operations	13,287,075	20,332,041
Distributions declared to shareholders:
From net investment income	(611,244)	(8,532,614)
From net realized gains	(14,482,350)	(165,009,285)
Total distributions declared to shareholders	(15,093,594)	(173,541,899)
Share Transactions:
Subscriptions	4,636,132	51,206,578
Distributions reinvested	14,633,613	158,121,863
Redemptions	(91,898,054)	(691,437,711)
Net decrease from share transactions	(72,628,309)	(482,109,270)
Net decrease in net assets	(74,434,828)	(635,319,128)
NET ASSETS:
Beginning of period	120,540,620	755,859,748
End of period	$46,105,792	$120,540,620
Undistributed (overdistributed) net investment income	$378,288	$(13,277)
Changes in Shares:
Subscriptions	1,499,855	5,650,804
Issued for distributions reinvested	5,134,601	36,117,727
Redemptions	(29,820,686)	(52,950,990)
Net decrease	(23,186,230)	(11,182,459)

See Accompanying Notes to Financial Statements.

16

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Note 1.  Organization

CMG Strategic Equity Fund (the "Fund"), a series of Columbia Funds Institutional Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Shares of the Fund are available for purchase by institutional buyers and certain individual and institutional advisory clients of Columbia Management Advisors, LLC ("Columbia") or its affiliates. The Fund's minimum initial investment requirement is $5 million. Please see the Fund's prospectus for further details.

Investment goal. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.

Fund shares. The Fund may issue an unlimited number of shares of beneficial interest which are offered continuously at net asset value.

Note 2.  Significant accounting policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security valuation. Equity securities, exchange traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their "fair value" using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

17

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

Security transactions. Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase agreements. The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income recognition. Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Expenses. General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign currency transactions. The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Federal income tax status. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar

18

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to shareholders. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification. In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3.  Federal tax information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended July 31, 2007, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 foreign currency transactions and redemption in-kind capital gain and related wash sale adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(22,878)	$(3,155,934)	$3,178,812

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2007 and July 31, 2006 was as follows:

	July 31, 2007	July 31, 2006
Distributions paid from:
Ordinary Income*	$1,412,437	$32,828,472
Long-Term Capital Gains	13,681,157	140,713,427

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$3,000,432	$11,281,684	$7,697,834

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

19

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Unrealized appreciation and depreciation at July 31, 2007, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$8,755,097
Unrealized depreciation	(1,057,263)
Net unrealized appreciation	$7,697,834

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Note 4.  Fees and compensation paid to affiliates

Investment advisory fee. Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

In addition to the annual Fund operating expenses, each shareholder enters into a written administrative services agreement with Columbia or its affiliate. Pursuant to this Agreement, Columbia or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investments and market conditions and economic indicators. For such services, each shareholder (and not the Fund) will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee is 0.20% on the first $25 million of the shareholder's net assets in the Fund, and 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

Pricing & bookkeeping fees. Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement with State Street Bank & Trust Company ("State Street") and Columbia (the "Financial Reporting Services Agreement") pursuant to which State Street provides financial reporting services to the Fund. Also, effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Fund.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street.

The fees for financial reporting services, accounting services, and pricing and bookkeeping services with the exception of the services related to the requirements of the Sarbanes-Oxley Act of 2002 are payable by Columbia.

20

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation the total fees payable under the pricing and bookkeeping agreement were paid to State Street. The Fund was not charged a fee for pricing and bookkeeping services.

Transfer agent fee. Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent.

The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For year ended July 31, 2007, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses and sub-transfer agent fees, was less than 0.01% of the Fund's average daily net assets.

Fee waivers. Columbia has contractually agreed to reimburse the Fund through November 30, 2007, for certain expenses so that the expenses incurred by the Fund (exclusive of interest, taxes and extraordinary expenses, if any), will not exceed 0.40% of the Fund's average daily net assets.

Custody credits. The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to officers and trustees. All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5.  Portfolio information

For the year ended July 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $95,253,476 and $148,887,289, respectively.

21

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Note 6.  Redemption in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain Fund shares on April 4, 2007. Any realized gain on securities delivered through an in-kind redemption of Fund shares is not taxable to the Fund. The value of securities and realized gain on securities delivered through an in-kind redemption of Fund shares aggregated $23,996,209 and $3,300,859, respectively. Prior to the in-kind redemption, the shareholders owned 35.9% of the Fund.

Note 7.  Line of credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statement of Operations.

For the year ended July 31, 2007, the average daily loan balance outstanding on days where borrowings existed was $4,500,000 at a weighted average interest rate of 5.81%.

Note 8.  Shares of beneficial interest

As of July 31, 2007, the Fund had a shareholder that held 91.2% of the shares outstanding of the Fund whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

As of July 31, 2007, the Fund also had a shareholder that held 5.6% of the shares outstanding of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9.  Other

For the year ended July 31, 2007, Columbia reimbursed the Fund $2,641 for custody expenses incurred as a result of a compliance violation.

This reimbursement is included in "Fees and expenses waived or reimbursed by Investment Advisor" in the Statement of Operations.

22

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

Note 10.  Disclosure of significant risks and contingencies

Sector Focus. Companies that are in different but closely related industries are sometimes described as being in the same sector. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. During such times, the Fund will have a greater exposure to economic and market events affecting such sector than if it were broadly invested across multiple sectors.

Foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Legal proceedings. On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others

23

CMG STRATEGIC EQUITY FUND
A Portfolio of Columbia Funds Institutional Trust
NOTES TO FINANCIAL STATEMENTS

July 31, 2007

as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. On September 18, 2007, the District Court approved the settlement, to be effective following the expiration of the appeal period. The funds' adviser and/or its affiliates will be required, pursuant to the settlement, to make certain payments including plaintiffs' attorneys' fees and costs of notice to class members.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Institutional Trust and Shareholders of CMG Strategic Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMG Strategic Equity Fund (the "Fund"), a portfolio of Columbia Funds Institutional Trust, at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 21, 2007

25

Unaudited Information

Federal Income Tax Information

For the fiscal year ended July 31, 2007, the Fund designates long-term capital gains of $20,002,303.

21.99% of the ordinary income distributed by the Fund, for the year ended July 31, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 23.92%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period August 1, 2006 to July 31, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

26

Fund Governance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Institutional Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President–Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

John J. Neuhauser (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

27

Fund Governance (Continued)

Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office[1]	Principal Occupation(s) During Past Five years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Independent Trustees

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

  (1)  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

  (2)  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

  (3)  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-774-2098.

28

Fund Governance (Continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, Inc., since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

29

Fund Governance (Continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Vice President, Mutual Fund Valuation of the Advisor since January 2006; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

30

COLUMBIA FUNDS INSTITUTIONAL TRUST

ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

- INVESTMENT ADVISOR -

COLUMBIA MANAGEMENT ADVISORS, LLC
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110-2624

- LEGAL COUNSEL -

ROPES & GRAY LLP
ONE INTERNATIONAL PLACE
BOSTON, MASSACHUSETTS 02110-2624

- TRANSFER AGENT -

COLUMBIA MANAGEMENT SERVICES, INC.
P.O. BOX 8081
BOSTON, MASSACHUSETTS 02266-8081

SHC-42/134207-0707 (09/07) 07/42327

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The fund is offered by prospectus through Columbia Management Distributors, Inc. Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact your Columbia Management representative or visit www.columbiamanagement.com for a prospectus, which contains this and other important information about the fund. Read it carefully before you invest.

Fund distributed by Columbia Management Distributors, Inc.
© 2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the fourteen series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$435,300	$404,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$57,400	$58,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended July 31, 2007 and July 31, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$80,800	$71,800

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2007 and 2006 include Tax Fees for assistance with foreign tax filings. Fiscal year 2006 also includes Tax Fees for agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended July 31, 2007 and July 31, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$0	$2,600

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended July 31, 2007 and July 31, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended July 31, 2007 and July 31, 2006 are approximately as follows:

2007	2006
$987,300	$494,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Institutional Trust

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	September 24, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	September 24, 2007